      As Filed With The Securities And Exchange Commission On April 6, 2004

                                              1933 Act Registration No. 333-5827
                                              1940 Act Registration No. 811-7645

-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 12    [X]

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 22            [X]

                   LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L
                           (Exact Name of Registrant)

                       GROUP VARIABLE ANNUITY I, II & III

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                               (Name of Depositor)
                            1300 South Clinton Street
                                  P.O. Box 1110
                            Fort Wayne, Indiana 46802
              (Address of Depositor's Principal Executive Offices)

         DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: 260-455-2000

                         Elizabeth A. Frederick, Esquire
                   The Lincoln National Life Insurance Company
                             1300 S. Clinton Street
                                  P.O. Box 1110
                            Fort Wayne, Indiana 46802
                (Name and Complete Address of Agent for Service)

                                    Copy to:

                             Brian M. Burke, Esquire
                   The Lincoln National Life Insurance Company
                             1300 S. Clinton Street
                                  P.O. Box 1110
                            Fort Wayne, Indiana 46802

                          Telephone No. (260) 455-2000

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

     [_]  immediately upon filing pursuant to paragraph (b) of Rule 485

     [X]  on May 1, 2004, pursuant to paragraph (b) of Rule 485

     [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [_]  on ________________ pursuant to paragraph (a)(1) of Rule 485

Title of securities being registered: Interests in a separate account under group flexible premium deferred variable annuity contracts.

--------------------------------------------------------------------------------

Lincoln National Variable Annuity Account L
Group Variable Annuity Contracts I, II, & III

Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802




Servicing Office:
The Lincoln National Life Insurance Company
P.O. Box 9740
Portland, ME 04104
1-800-341-0441
www.LincolnRetirement.com

This prospectus describes the group annuity contract and an individual certificate that is issued by The Lincoln National Life Insurance Company (Lincoln Life). They are primarily for use with nonqualified plans and qualified retirement plans. Generally, you do not pay federal income tax on the contracts growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate account value, and as permitted by the plan, to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If a participant dies before the annuity commencement date, we pay the benefciary or the plan a death benefit.

If the contractowner gives certain rights to plan participants, we issue active life certificates to them. Participants choose whether account value accumulates on a variable or a fixed (guaranteed) basis or both. If a participant allocates contributions to the fixed account, we guarantee principal and a minimum interest rate.

All contributions for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account L (VAA). The VAA is a segregated investment account of Lincoln Life. If a participant puts all or some contributions into one or more of the contract's subaccounts, the participant takes all the investment risk on the account value and the retirement income. If the selected subaccounts make money, account value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the selected subaccounts. We do not guarantee how any of the subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees the investment in the contract.

The available subaccounts, and the funds in which they invest, are listed below. The contractowner decides which of these subaccounts are available under the contract for participant allocations. For more information about the investment objectives, policies and risk of the funds please refer to the Prospectuses for the funds.

AllianceBernstein Variable Products Series Fund (Class B)
     AllianceBernstein Growth Portfolio
     AllianceBernstein Growth and Income Portfolio*
     AllianceBernstein Technology Portfolio
American Century Variable Portfolios (Class I)
     Balanced Fund
American Funds Insurance Series (Class 2)
     American Funds Global Growth Fund*
     American Funds Growth Fund
     American Fund Growth-Income Fund*
     American Funds International Fund
Baron Capital Funds Trust (Insurance Shares)
     Baron Capital Asset Fund
Delaware VIP Trust (Service Class)
     Delaware VIP REIT Series
     Delaware VIP Small Cap Value Series*
     Delaware VIP Trend Series
Delaware VIP Trust (Standard Class)
     Delaware VIP Diversified Income Series*
Dreyfus Variable Investment Fund (VIF)(Initial Class)
     Dreyfus Developing Leaders Portfolio

Dreyfus Stock Index Fund, Inc. (Initial Class)
Fidelity (Reg. TM) Variable Insurance Products Portfolios (Initial Class)
     Fidelity (Reg. TM) Asset Manager Portfolio
     Fidelity (Reg. TM) Equity Income Portfolio
     Fidelity (Reg. TM) Growth Portfolio
Fidelity (Reg. TM) Variable Insurance Products Portfolios
     (Service Class 2)
     Fidelity (Reg. TM) Contrafund (Reg. TM) Portfolio
Janus Aspen Series (Institutional Shares)
     Janus Aspen Worldwide Growth Portfolio
Lincoln Variable Insurance Products Trust (Standard Class)
     Lincoln VIP Aggressive Growth Fund
     Lincoln VIP Bond Fund*
     Lincoln VIP Capital Appreciation Fund
     Lincoln VIP Growth and Income Fund
     Lincoln VIP International Fund*
     Lincoln VIP Managed Fund*
     Lincoln VIP Social Awareness Fund

                                                                               1

Neuberger Berman Advisers Management Trust (Neuberger Berman AMT)
     Mid-Cap Growth Portfolio
     Partners Portfolio
Scudder Investment VIT Funds (Class A)
     Scudder VIT Equity 500 Index Fund*
     Scudder VIT Small Cap Index Fund*

T. Rowe Price International Series, Inc.
     T. Rowe Price International Stock Portfolio

Funds noted with an asterisk (*) will be available on or about May 24, 2004.

This prospectus gives you information about the contracts and certificates that contractowners and participants should know before investing. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI terms are made part of this prospectus, and for a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 9740, Portland, ME 04104, or call 1-800-341-0441. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2004

2

Table of Contents


Item                                                                 Page
Special terms                                                         4
Expense tables                                                        5
Summary of common questions                                           8
The Lincoln National Life Insurance Company                          10
Fixed side of the contract                                           10
Variable annuity account (VAA)                                       10
Investments of the VAA                                               10
Charges and other deductions                                         14
The contracts                                                        17
 Purchase of the contracts                                           17
 Transfers on or before the annuity commencement date                19
 Death benefit before the annuity commencement date                  20
 Withdrawals                                                         21
 Annuity payouts                                                     23
Federal tax matters                                                  24
 Voting rights                                                       27
 Return privilege                                                    28
 Other information                                                   28
 Legal proceedings                                                   28
Statement of Additional Information
Table of Contents for Lincoln National Variable Annuity Account L    29
Appendix A - Condensed financial information                         A-1

                                                                               3

Expense tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that contractowners or participants will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.

Contractowner/Participant Transaction Expenses for GVA I, II & III:

The maximum surrender charge (contingent deferred sales charge) (as a percentage of an account value withdrawn):


GVA I   GVA II   GVA III
------- -------- --------
5%*     6%*      None

*The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and other deductions - Surrender charges.

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual account fee (per participant): $25

Loan establishment fee (per loan): $50

Systematic withdrawal option fee: $30

The annual fee may be paid by an employer on behalf of participants. It is not charged during the annuity period. We may reduce or waive these charges in certain situations. See Charges and other deductions.

Separate Account L expenses for GVA I, II, & III subaccounts (as a percentage of average daily net assets in the subaccounts):


"standard" mortality and expense risk charge   1.00%
"breakpoint" mortality and expense charge*     .75%

*Only certain contract or plans are eligible for a breakpoint charge. See - Charges and other deductions.

For information concerning compensation paid for the sale of the contracts, see "Distribution of the contracts."

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2003. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.


                                                                                              Minimum     Maximum
                                                                                             ---------   --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or service (12b-1) fees, and other expenses):    .30%        1.59%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):                                                 .30%        1.44%

The following table shows the expenses charged by each fund for the year ended December 31, 2003:
(as a percentage of each fund's average net assets):


                                                              Management                      Other          Total         T
                                                                 Fees        12b-1 Fees      Expenses       Expenses  Total otal
                                                               (before        (before        (before        (before   Contr Expen
                                                                 any            any            any            any     waive (afte
                                                               waivers/       waivers/       waivers/       waivers/  reimb Contr
                                                              reimbursem +   reimbursem
                                                                  me      ts     me     nts     me     nts     me     any)  reimb
AllianceBernstein Growth Portfolio (Class B)                  0.75   %       0.25   %       0.14   %       1.14   %
AllianceBernstein Growth and Income Portfolio (Class B) (1)   0.63           0.25           0.03           0.91
AllianceBernstein Technology Portfolio (class B) (1)          1.00           0.25           0.12           1.37
American Century VP Balanced Fund                             0.90           0.00           0.00           0.90
American Funds Global Growth Fund (class 2)                   0.66           0.25           0.04           0.95

                                                                               5


                                                                 Management                      Other
                                                                    Fees        12b-1 Fees      Expenses
                                                                  (before        (before        (before
                                                                    any            any            any
                                                                  waivers/       waivers/       waivers/
                                                                 reimbursem
+   reimburse
                                                                     me     nts     me     nts     me
American Funds Growth Fund (class 2))                            0.37   %       0.25   %       0.02   %
American Funds Growth-Income Fund (class 2)                      0.33           0.25           0.01
American Funds International Fund (class 2)                      0.57           0.25           0.06
Baron Capital Asset Fund (Insurance Shares)                      1.00           0.25           0.19
Delaware VIP Diversified Income (Standard class) (2)             0.65           0.00           0.94
Delaware VIP Small Cap Value(Service class) (3)                  0.75           0.30           0.11
Delaware VIP REIT (Service Class) (4)                            0.75           0.30           0.11
Delaware VIP Trend Series (Service class) (5)                    0.75           0.30           0.09
Dreyfus Stock Index Fund (Initial Class)                         0.25           0.00           0.02
Dreyfus VIF Developing Leaders Portfolio (Initial Class)         0.75           0.00           0.07
Fidelity (Reg. TM) VIP Asset ManagerPortfolio (Initial class)    0.53           0.00           0.10
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service class 2)    0.58           0.25           0.10
Fidelity (Reg. TM) VIP Equity Income Portfolio (Initial class)   0.48           0.00           0.09
Fidelity (Reg. TM) VIP Growth Portfolio (Initial class)          0.58           0.00           0.09
Janus Aspen Worldwide Growth Portfolio (Institutional class)     0.65           0.00           0.06
Lincoln VIP Aggressive Growth Fund (Standard class)              0.74           0.00           0.16
Lincoln VIP Bond Fund (Standard class)                           0.37           0.00           0.07
Lincoln VIP Capital Appreciation Fund (Standard class)           0.73           0.00           0.09
Lincoln VIP Growth and Income Fund (Standard class)              0.33           0.00           0.05
Lincoln VIP International Fund (Standard class)                  0.85           0.00           0.19
Lincoln VIP Managed Fund (Standard class)                        0.40           0.00           0.10
Lincoln VIP Social Awareness Fund (Standard class)               0.36           0.00           0.07
Neuberger Berman AMT Mid-Cap Growth Portfolio                    0.84           0.00           0.04
Neuberger Berman AMT Partners Portfolio                          0.83           0.00           0.07
T. Rowe Price International Stock Portfolio                      1.05           0.00           0.00
Scudder VIT Equity 500 Index Fund (Class A) (6)                  0.20           0.00           0.10
Scudder VIT Small Cap Index Fund (Class A) (7)                   0.35           0.00           0.26



                                                                                              Total
                                                                                            Expenses
                                                                       Total       Total     (after
                                                                      Expenses  Contractual Contractu
                                                                      (before    waivers/      ua
                                                                        any     reimburseme
                                                                      waivers/      en         ts
                                                                 =   reimbursem
                                                                 nts     me        nts)        em
American Funds Growth Fund (class 2))                                0.64   %
American Funds Growth-Income Fund (class 2)                          0.59
American Funds International Fund (class 2)                          0.88
Baron Capital Asset Fund (Insurance Shares)                          1.44
Delaware VIP Diversified Income (Standard class) (2)                 1.59       -0.79   %   0.80   %
Delaware VIP Small Cap Value(Service class) (3)                      1.16       -0.05       1.11
Delaware VIP REIT (Service Class) (4)                                1.16       -0.05       1.11
Delaware VIP Trend Series (Service class) (5)                        1.14       -0.05       1.09
Dreyfus Stock Index Fund (Initial Class)                             0.27
Dreyfus VIF Developing Leaders Portfolio (Initial Class)             0.82
Fidelity (Reg. TM) VIP Asset ManagerPortfolio (Initial class)        0.63
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service class 2)        0.93
Fidelity (Reg. TM) VIP Equity Income Portfolio (Initial class)       0.57
Fidelity (Reg. TM) VIP Growth Portfolio (Initial class)              0.67
Janus Aspen Worldwide Growth Portfolio (Institutional class)         0.71
Lincoln VIP Aggressive Growth Fund (Standard class)                  0.90
Lincoln VIP Bond Fund (Standard class)                               0.44
Lincoln VIP Capital Appreciation Fund (Standard class)               0.82
Lincoln VIP Growth and Income Fund (Standard class)                  0.38
Lincoln VIP International Fund (Standard class)                      1.04
Lincoln VIP Managed Fund (Standard class)                            0.50
Lincoln VIP Social Awareness Fund (Standard class)                   0.43
Neuberger Berman AMT Mid-Cap Growth Portfolio                        0.88
Neuberger Berman AMT Partners Portfolio                              0.90
T. Rowe Price International Stock Portfolio                          1.05
Scudder VIT Equity 500 Index Fund (Class A) (6)                      0.30
Scudder VIT Small Cap Index Fund (Class A) (7)                       0.61       -0.16       0.45

(1)Total Portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fees after waiver for each Portfolio and, after giving effect to the advisory fee waiver, total portfolio operating expenses are as follows: VP Growth and Income Portfolio (0.55%, 0.83%); VP Technology Portfolio (0.75%, 1.12%).

(2) The investment advisor for the Delaware VIP Diversified Income Series is Delaware Management Company (DMC). Since inception through April 30, 2004, the advisor contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. Without such an arrangement, the total operating expense for the Series would have been 1.59% for the fiscal year 2003. Effective May 1, 2004 through April 30, 2005, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 0.80%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1,500 million, 0.50% on assets in excess of $2,500 million, all per year.

(3)The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company (DMC). For the period May 1, 2002 through April 30, 2004, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2004 through April 30, 2005, DMC has contractually agreed to waive its managaement fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2004 through April 30, 2005, Delaware Distributors, L.P. has contracted to limit the Service Class chares 12b-1 fee to no more than 0.25% of average daily net assets.

(4)The investment advisor for the Delaware VIP REIT Series is Delaware Management Company (DMC). For the period May 1, 2002 through April 30, 2004, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2004 through April 30, 2005, DMC has contracutally agreed to waive its management fee and/ or reimburse the Series for expenses to the extent that total expenses (excluding any 12b1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exced 0.95%. Under its Management Agreement, the Series pays a management fee based on average


6

daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2004 through April 30, 2005, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(5)The investment advisor for the Delaware VIP Trend Series is Delaware Management Company (DMC). For the period May 1, 2002 through April 30, 2004, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2004 through April 30, 2005, DMC has contracutally agreed to waive its management fee and/ or reimburse the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year. The Service Class shares are subject to an annual 12b-1 fee to no more than 0.25% of average daily net assets.

(6)Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the following amounts, A share class respectively:
(0.30%).

(7)Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimbusre other expenses to the extent necessary to limit total operating expenses to the following amounts, A share class respectively:
(0.45%).


                                                                               7

EXAMPLES

This Example is intended to help contractowners or participants compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner/participant transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1) If you surrender your contract at the end of the applicable period:


                       1 year   3 years   5 years   10 years
                      -------- --------- --------- ---------
    GVA I Standard*    $ 765    $1,314    $1,891    $2,954
   GVA II Standard*      767     1,422     2,005     3,210
  GVA III Standard*      252       776     1,326     2,826

2) If you do not surrender your contract at the end of the applicable time period:


                       1 year   3 years   5 years   10 years
                      -------- --------- --------- ---------
    GVA I Standard*    $ 252     $ 776    $1,326    $2,826
   GVA II Standard*      252       776     1,326     2,826
  GVA III Standard*      252       776     1,326     2,826

*Examples shown may be less for plans qualifying for "breakpoint" mortality and expense risk charge.

The Expense Tables reflect expenses of the VAA as well as the maximum fees and expenses of any of the funds. We provide these examples, which are unaudited, to show the direct and indirect costs and expenses of the contract.

For more information, see - Charges and other deductions in the prospectus, and in the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expense. Actual expenses may be more or less than those shown.



Summary of common questions
What kind of contract is this? It is a group variable annuity contract between the contractowner and Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This prospectus describes the variable side of the contract. See "The contracts." This prospectus provides a general description of the contract. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable annuity account.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. See Investments of the variable annuity account - Description of the funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the variable annuity account - Description of the funds.

How do the contracts work? If we approve the application, we will send the contractowner a contract. When participants make contributions, they buy accumulation units. If the participant decides to receive retirement income payments, we convert accumulation units to annuity units. Retirement income payments will be based on the number of annuity units received and the value of each annuity unit on payout days. See - The contracts and Annuity payments.

What charges do I pay under the contract? If participants in GVA I or GVA II withdraw account value, a surrender charge of 0-5% or 0-6%, respectively, of the gross withdrawal amount applies depending upon how many participation years the participant has been in the contract. We may reduce or waive surrender charges in certain situations. See Charges and other deductions - surrender charge for GVA I and GVA II.

There is no surrender charge for GVA III.

We charge an account fee charge of $25 per participant account. We will deduct any applicable premium tax from contributions or account value at the time the tax is incurred or at another time we choose.


8

We apply a charge to the daily net asset value of the VAA and those charges are:


"standard" mortality and expense risk charge   1.00%
"breakpoint" mortality and expense charge*     .75%

See - Charges and other deductions.

The funds' investment management fees, 12b-1 fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

What contributions are necessary, and how often? Contributions made on behalf of participants may be in any amount unless the contractowner or the plan has a minimum amount. See - The Contracts-contributions.

How will my annuity payouts be calculated? If a participant decides to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity payouts - annuity options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if a participant dies before annuitizing? Depending upon the plan, the beneficiary may receive a death benefit and have options as to how the death benefit is paid. See The contracts - Death benefit.

May participants transfer account value between subaccounts, and between the VAA and the fixed account? Before the annuity commencement date, yes, subject to the terms of the plan. See - The contracts - Transfers on or before the annuity commencement date and Transfers after the annuity commencement date.

May a participant withdraw account value? Yes, during the accumulation period, subject to contract requirements, to the restrictions of any plan, and to certain restrictions under GVA III. See - Charges and other deductions. Under GVA III the following restrictions apply:
 o a participant may not transfer more than 20% of their fixed account holdings to the VAA each year, unless the participant intends to liquidate their fixed account value;
 o liquidation of the entire fixed account value must be over 5 annual installments. See Fixed account withdrawal/transfer limits for GVA III.

The contractowner must also approve participant withdrawals under Section 401(a) plans and plan subject to Title I of ERISA. Certain charges may apply. See - Charges and other deductions. A portion of withdrawal proceeds may be taxable. In addition, a 10% Internal Revenue Service (IRS) tax penalty may apply to distributions before age 59 1/2. A withdrawal also may be subject to 20% withholding. See - Federal tax matters.

Do participant's get a free look at their certificates? A participant under a
Section 403(b) or 408 plan and certain non-qualified plans can cancel the active life certificate within ten days (in some states longer) of the date the participant receives the certificate. The participant needs to give notice to our servicing office. See - Return privilege.

Where may I find more information about accumulation unit values? The Appendix to this prospectus provides more information about accumulation unit values.


Investment results

The VAA advertises the annual performance of the subaccounts for the funds on both a standardized and non-standardized basis. The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all contractowner accounts.

The nonstandardized calculation compares changes in accumulation unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in accumulation unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.


Financial statements

The financial statements of the VAA and for us are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-341-0441.


                                                                               9

The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company(Lincoln Life), organized in 1905, is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana.



Fixed side of the contract
The portion of the account value allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Contributions allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3.0%. A contribution allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all participant data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS AND PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

Under GVA III, special limits apply to transfers and withdrawals from the fixed account. See - Charges and other deductions-Fixed account withdrawal/transfer limits for GVA III.



Variable annuity account (VAA)
On April 29, 1996, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the 1940 Act. The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.



Investments of the VAA
The contractowner decides which of the subaccount(s) available under the contract will be available for participant allocations. There is a separate subaccount which corresponds to each fund. Participant allocations may change without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may compensate us (or an affiliate) for administrative, distribution, or other services. We also may receive 12b-1 fees from funds. Some funds may compensate us significantly more than other funds and the amount we receive may be substantial. It is anticipated that such compensation will be


10

based on assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). As of the date of this prospectus, we were receiving compensation from each fund company.


Description of the funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for the fund which accompanies this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


 FUND NAME             FUND DESCRIPTION          MANAGER


 AllianceBernstein      Capital Appreciation      Alliance Capital
Growth Portfolio                                 Management, L.P.


 AllianceBernstein      Growth and income      Alliance Capital
Growth and Income                             Management, L.P.
Portfolio


 AllianceBernstein        Maximum Capital Appreciation      Alliance Capital
Technology Portfolio                                       Management, L.P.


 American Century VP      Growth and Income      American Century
Balanced Fund                                   Investment
                                                Management, Inc.


 American Funds Global      Long-term Growth      Capital Research and
Growth Fund                                      Management Company


 American Funds Growth      Long-term Growth      Capital Research and
Fund                                             Management Company


 American Funds         Growth and income      Capital Research and
Growth-Income Fund                            Management Company


 American Funds         Long-term growth      Capital Research and
International Fund                           Management Company


 Baron Capital Asset      Maximum capital appreciation      BAMCO, Inc.
Fund


 Delaware VIP           Total Return      Delaware Management
Diversified Income                       Company subadvised
Series                                   by Delaware
                                         International Advisers
                                         Ltd.


 Delaware VIP REIT      Total return      Delaware Management
Series                                   Company

                                                                              11


 Delaware Small Cap      Capital appreciation      Delaware Mangement
Value                                             Company.


 Delaware VIP Trend      Capital Appreciation      Delaware Management
Series                                            Company


 Dreyfus Stock Index      Capital Appreciation      Dreyfus Corporation
Fund, Inc.


 Dreyfus VIF Developing      Capital Appreciation      Dreyfus Corporation
Leaders Portfolio


 Fidelity (Reg. TM) VIP Asset      High total return      Fidelity Management
Manager Portfolio                                        and Research Company,
                                                         assist with foreign
                                                         investments: FMR U.K.;
                                                         FMR Far East; FIMM


 Fidelity (Reg. TM) VIP             Long-term capital appreciation.      Fidelity Management
Contrafund (Reg. TM) Portfolio                                          and Research Company,
                                                                        assist with foreign
                                                                        investments: FMR U.K.;
                                                                        FMR Far East


 Fidelity (Reg. TM) VIP Equity      Reasonable income      Fidelity Management
Income Portfolio                                          and Research Company


 Fidelity (Reg. TM) VIP Growth      Capital appreciation.      Fidelity Management
Portfolio                                                     and Research Company,
                                                              assist with foreign
                                                              investments: FMR U.K.;
                                                              FMR Far East


 Janus Aspen Worldwide      Long-term growth      Janus Capital
Growth Portfolio                                 Management LLC


 Lincoln VIP Aggressive      Maximum capital appreciation      Delaware Management
Growth Fund                                                   Company Sub-advised
                                                              by T. Rowe Price
                                                              Associates, Inc.


 Lincoln VIP Bond Fund      Current income      Delaware Management
                                               Company


 Lincoln VIP Capital      Long-term growth      Delaware Management
Appreciation Fund                              Company Sub-advised
                                               by Janus Capital
                                               Management LLC


 Lincoln VIP Growth &      Capital appreciation      Delaware Management
Income Fund                                         Company

12


 Lincoln VIP            Capital appreciation      Delaware Management
International Fund                               Company Sub-advised
                                                 by Delaware
                                                 International Advisers
                                                 Ltd


 Lincoln VIP Managed      Total return      Delaware Management
Fund                                       Company


 Lincoln VIP Social      Capital appreciation      Delaware Management
Awareness Fund                                    Company


 Neuberger Berman AMT      Capital appreciation      Neuberger Berman
Mid-Cap Growth                                      Management, Inc.
Portfolio


 Neuberger Berman AMT      Capital appreciation      Neuberger Berman
Partners Portfolio                                  Management, Inc.


 Scudder VIT Equity 500      Capital Appreciation      Deutsche Asset
Index Fund                                            Management, Inc.


 Scudder VIT Small Cap      Capital Appreciation      Deutsche Asset
Index Fund                                           Management, Inc.


 T. Rowe Price           Long-term growth      T. Rowe Price
International Stock                           International, Inc.
Portfolio                                     subadvised by: Price
                                              Fleming offices in
                                              London, Tokyo,
                                              Singapore, Hong Kong,
                                              Buenos Aires & Paris

Fund shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of dividends and capital gain distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners or participants as additional units, but are reflected as changes in unit values.


                                                                              13

Addition, deletion or substitution of investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds only for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investments of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be available, or if an investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.

We may also:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without the necessary approval by the SEC. We will also provide you written notice.



Charges and other deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, systematic transfer, account sweep and portfolio rebalancing services - See Additional services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


14

Annual contract fee

During the accumulation period, we currently deduct $25 (or the balance of the participant's account, if less) per year from each participant's account value on the last business day of the month in which a participant anniversary occurs, to compensate us for administrative services provided. We also deduct the charge from a participant's account if the participant's account is totally withdrawn. The charge may be increased or decreased.


Surrender charge for GVA I and GVA II*

Under GVA I and GVA II, a surrender charge applies (except as described below) to total or partial withdrawals of a participant's account balance during the accumulation period as follows:


During Participation Year    GVA I   GVA II
--------------------------- ------- -------
  1-5 .....................   5%      6%
  6 .......................   5%      3%
  7 .......................   4%      3%
  8 .......................   3%      3%
  9 .......................   2%      3%
  10 ......................   1%      3%
  11-15 ...................   0%      1%
  16 and later ............   0%      0%

*There is no surrender charge taken on withdrawals from GVA III.

The surrender charge is imposed on the gross withdrawal amount, and is deducted from the subaccounts and the fixed account in proportion to the amount withdrawn from each. We do not impose a surrender charge on death benefits, or on account balances converted to an annuity payout option. For any participant, the surrender charge will never exceed 8.5% of the cumulative contributions to the participant's account.


Fixed account withdrawal/transfer limits for GVA III

GVA III has no surrender charges, but under GVA III, special limits apply to withdrawals and transfers from the fixed account. During any one calendar year a participant may make one withdrawal from the fixed account, OR one transfer to the VAA from the fixed account, of up to 20% of their fixed account balance.


Participants who want to liquidate their entire fixed account balance or transfer it to the VAA, however, may make one withdrawal or transfer request from their fixed account in each of five consecutive calendar years according to the following percentages:


                                         Percentage of Fixed
                                          Account Available
Year Request Received by Lincoln Life       Under GVA III
--------------------------------------- --------------------
  1 ...................................            20%
  2 ...................................            25%
  3 ...................................         33.33%
  4 ...................................            50%
  5 ...................................           100%

Each consecutive withdrawal or transfer may not be made more frequently than twelve months apart. This liquidation schedule is also subject to the same conditions as other withdrawals and transfers. We reserve the right to prohibit any additional contributions by a participant that notifies us of their intention to liquidate their fixed account balance and stop contributions to the contract. In addition, at contract termination certain 403(b) GVA III contracts offer lump sum payouts from the fixed account which may have a market value adjustment. Lump sum payouts will never be less than net contributions accumulated at an annual effective rate of 3%.


Waiver of surrender charges and fixed account withdrawal/transfer limits

Under certain conditions, a participant may withdraw part or all of his or her fixed account balance without incurring a surrender charge under GVA I or GVA II, or without being subject to the fixed account withdrawal/transfer limits under GVA III. We must receive reasonable proof of the condition with the withdrawal request. The chart below shows the standard conditions provided by GVA I, GVA II, and GVA III, as well as optional conditions the contractowner may or may not make available under the contracts:


                                                                              15


           Standard conditions
           -------------------------------------------------------------------
GVA I      o the participant has attained age 59 1/2
           o the participant has died
           o the participant has incurred a disability (as defined under the contract)
           o the participant has separated from service with their employer
           -------------------------------------------------------------------
 GVA II    o the participant has attained age 59 1/2
           o the participant has died
           o the participant has incurred a disability (as defined under the contract)
           o the participant has separated from service with their employer and is at least 55 years of age
           -------------------------------------------------------------------
 GVA III   o the participant has attained age 59 1/2
           o the participant has died
           o the participant has incurred a disability (as defined under the contract)
           o the participant has separated from service with their employer
           o the participant is experiencing financial hardship*



           Optional conditions
           -----------------------------------------------------------------
GVA I      o the participant has separated from service with their employer and is at least 55 years of age
           o the participant is experiencing financial hardship


           -----------------------------------------------------------------
 GVA II    o the participant has separated from service with their employer
           o the participant is experiencing financial hardship


           -----------------------------------------------------------------
 GVA III   o the participant has separated from service with their employer and is at least 55 years of age





*A GVA III contractowner has the option not to include the financial hardship condition.

Under GVA I and GVA II, a contractowner may also elect an optional contract provision that permits participants to make a withdrawal once each contract year of up to 20% of the participant's account balance without a surrender charge.

A contractowner choosing one or more of the optional provisions may receive a different declared interest rate on the fixed account than will holders of contract without these provisions.


Deductions from the VAA for GVA I, II & III

We deduct from the VAA an amount, computed daily, which is equal to an annual rate of:


"standard" mortality and expense risk charge   1.00%
"breakpoint" mortality and expense charge*     .75%

*Only certain contract or plans are eligible for a breakpoint charge. See - Charges and other deductions.

This maximum level of mortality and expense risk charge is guaranteed not to increase. It is assessed during the accumulation period and during the annuity period, even though during the annuity period, we bear no mortality risk on annuity options that do not have life contingencies.

If the mortality and expense risk charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for the administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.

Contracts eligible for the lower, or "breakpoint", mortality and expense risk charge are those contracts which, either individually or in combination with other contracts under the same employer group or association, either at issue or after issue and at the end of a calendar quarter, satisfy eligibility criteria anticipated to result in lower issue and administrative costs for us over time. Such criteria include, for example, expected size of account value and contributions, administrative simplicity, and/or limited competition. For cases not eligible for the lower mortality and risk expense charge at issue, the lower charge will be implemented on the calendar quarter-end valuation date following the end of the calendar quarter in which the contract becomes eligible for the lower charge. We periodically modify the criteria for eligibility. Modifications will not be unfairly discriminatory against any person. Contact your agent for our current eligibility criteria.


Special arrangements

The surrender and account charges, described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and/or the interest rate declared on the fixed account may be enhanced for certain contracts. Such reductions, eliminations or enhancements may be available where Lincoln Life's administrative and/or distribution costs or expenses are anticipated to be lower due to, for example, the terms of the contract, the duration or stability of the plan or contract; economies due to the size of the plan, the number of certain characteristics of participants, or the amount or frequency of contributions anticipated; or other support provided by the contractowner or the plan. In addition, the group contractowner or the plan may pay the annual administration charge on behalf of the participants under a contract or by election impose this charge only on participants with account balances


16

in the VAA. Lincoln Life will enhance the fixed interest crediting rate and reduce or eliminate fees, charges, or rates in accordance with Lincoln Life's eligibility criteria in effect at the time a contract is issued, or in certain cases, after a contract has been held for a period of time. Lincoln Life may, from time to time, modify both the amounts of reductions or enhancements and the criteria for qualification. Reductions, enhancements, or waivers will not be unfairly discriminatory against any person, including participants under other contracts issued through the VAA.

Fees, charges and rates under the contracts, including charges for premium taxes; loan rates of interest; and the availability of certain free withdrawals, may be subject to variation based on state insurance regulation.

The contractowner and participant should read the contract carefully to determine whether any variations apply in the state in which the contract is issued. The exact amount for all fees, charges, and rates applicable to a particiular contract will be stated in that contract.


Deductions for premium taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 5.0%.


Other charges and deductions

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.



The contracts

Purchase of the contracts
A prospective contractowner wishing to purchase a contract must apply for it through one of our authorized sales representatives. The completed application is sent to us and we decide whether we can accept it based on our underwriting guidelines. Once the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to the contractowner through its sales representative. For plans that have allocated rights to the participant, we will issue to each participant a separate active life certificate that describes the basic provisions of the contract.


Initial contributions

When we receive a complete enrollment form and all other information necessary for processing a contribution, we will price the initial contribution for a participant to his or her account no later than two business days after we receive the contribution. If we receive contribution amounts with incomplete or no allocation instructions, we will notify the contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in Fidelity (Reg. TM) VIP Money Market Portfolio, which is not available as an investment option under the contract. We do not impose the mortality and expense risk charge or the annual administration charge on the pending allocation account.

The participant's participation date will be the date we deposited the participant's contribution into the pending allocation account.

We will transfer the account value from the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two valuation dates of receipt of such instructions, and allocate all future contributions in accordance with these percentages until we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund account value in the pending allocation account within 105 days of the initial contribution.

Participants may not allocate contributions to, make transfer to or from, take loans from, or make withdrawals from the pending allocation account, except as set forth in the contract.


Contributions

Contractowners generally forward contributions to us for investment. Depending on the plan, the contributions may consist of salary reduction contributions, employer contributions or post-tax contributions.

Contributions may accumulate on either a guaranteed or variable basis selected from those subaccounts made available by the contractowner.


                                                                              17

Contributions made on behalf of participants may be in any amount unless there is a minimum amount set by the contractowner or plan. A contract may require the contractowner to contribute a minimum annual amount on behalf of all participants. Annual contributions under qualified plans may be subject to maximum limits imposed by the tax code. Annual contributions under non-qualified plans may be limited by the terms of the contract.

Subject to any restrictions imposed by the plan or the tax code, we will accept transfers from other contracts and qualified rollover contributions.

Section 830.205 of the Texas Education Code provides that employer or state contributions (other than salary reduction contributions) on behalf of participants in the Texas Optional Retirement Program (ORP) vest after one year of participation in the program. We will return employer contributions to the contractowner for those employees who terminate employment in all Texas institutions of higher education before becoming vested. During this first participation year in the ORP, ORP participants may only direct employer and state contributions to the fixed account.

Contributions must be in U.S. funds, and all withdrawals and distributions under the contract will be in U.S. funds. If a bank or other financial institution does not honor the check or other payment method used for a contribution, we will treat the contribution as invalid. All allocation and subsequent transfers resulting from the invalid contributions will be reversed and the party responsible for the invalid contribution must reimburse us for any losses or expenses resulting from the invalid contribution.


Replacement of existing insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Participant surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of or transfer into this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Valuation date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of contributions

The contractowner forwards contributions to us, specifying the amount being contributed on behalf of each participant and allocation information in accordance with our procedures. Contributions are placed into the VAA's subaccounts, each of which invests in shares of a fund, and/or the fixed account, according to written participant instructions and subject to the plan. The contribution allocation percentage to the subaccount's or the fixed account must be in any whole percent.

Upon allocation to a subaccount, contributions are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received by us if received before the end of the valuation date (normally, 4:00 p.m., New York time). If the contribution is placed at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

Subject to the terms of the plan, a participant may change the allocation of contributions by notifying us in writing or by telephone in accordance with our published procedures. The change is effective for all contributions received concurrently with the allocation change form and for all future contributions, unless the participant specifies a later date. Changes in the allocation of future contributions have no effect on amounts a participant may have already contributed. Such amounts, however, may be transferred between subaccount and the fixed account pursuant to the requirements described in Transfers on or before the annuity commencement date. Allocation of employer contributions may be restricted by the applicable plan.


Valuation of accumulation units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus


18

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers on or before the annuity commencement date

Subject to the terms of a plan, a participant may transfer all or a portion of the participant's account balance from one subaccount to another, and between the VAA and the fixed account.Under GVA III transfers from the fixed account are subject to special limits. See - Fixed account withdrawals/transfer limits for GVA III.

A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. There is no charge for a transfer. We do not limit the number of transfers except as described under - Charges and other deductions-Fixed account withdrawal/transfer limits for GVA III.

A transfer request may be made to us using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the participant a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the participant on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our servicing office.

Requests for transfers will be processed on the valuation date that they are placed in our customer service center before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request placed at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

When thinking about a transfer of contract value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.

Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can adversely affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may adversely affect other contractowners or funds shareholders.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. We may vary our Market Timing Procedures from subaccount to subaccount, and they may also vary due to differences in operational systems and contract provisions.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. We will investigate the transfer patterns for each contractowner that fulfills the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner that future transfers (among the subaccounts and/or the fixed account) will be temporarily or permanently permitted to be made only by original signature sent to us by U.S. mail, standard delivery. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market time, upon discovery, we will reverse the


                                                                              19

transaction and any gains will be returned to the appropriate fund. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involved judgements that are inherently subjective. Additionally, the terms of the contract may also limit our ability to aggressively restrict transfers therefore, we cannot guarantee that our Market Timing Procedures will detect every potential market timer.

Our Market Timing Procedures are applied consistently to all contractowners without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

To the extent permitted by applicable law, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.


Transfers after the annuity commencement date

We do not permit transfers of a participant's account balance after the annuity commencement date.


Additional services

There are four additional services available to you: dollar-cost averaging, systematic transfer (GVA III only), account sweep and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the applicable election form.

Dollar-cost averaging allows you to transfer a designated amount from the fixed account into one or more subaccounts on a monthly basis for 1, 2 or 3 years.

The systematic transfer service allows you to fully liquidate your fixed account balance over four years and transfer the amounts into one or more of the subaccounts. This service is only available for GVA III participants.

The account sweep service allows you to keep a designated amount in one subaccount or the fixed account, and automatically transfer the excess to other subaccounts of your choice.

Portofolio rebalancing is an option that restores to a pre-determined level the percentage of account value allocated to each subaccount or the fixed account. The rebalancing may take place quarterly, semi-annually or annually.


Death benefit before the annuity commencement date

The payment of death benefits is governed by the applicable plan and the tax code. In addition, no payment of death benefits provided upon the death of the participant will be allowed that does not satisfy the requirements of code section 72(s) or section 401(a)(9) of the tax code. The participant may designate a beneficiary during the participant's lifetime and change the beneficiary by filing a written request with us. Each change of beneficiary revokes any previous designation.

If the participant dies before the annuity commencement date, the death benefit paid to the participant's designated beneficiary will be the greater of: (1) the net contributions; or (2) the participant's account balance less any outstanding loan (including principal due and accrued interest), provided that, if we are not notified of the participant's death within six months of such death, we pay the beneficiary the amount in (2).

We determine the value of the death benefit as of the date on which the death claim is approved for payment. This payment will occur when we receive (1) proof, satisfactory to us, of the death of the participant; (2) written authorization for payment; and (3) all required claim forms, fully completed.

If a death benefit is payable, the beneficiary may elect to receive payment of the death benefit either in the form of a lump sum settlement or an annuity payout, or as a combination of these two. If a lump sum settlement is requested, the proceeds will be mailed


20

within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of death benefits. If no election is made within 60 days after we receive satisfactory notice of the participant's death, we will pay a lump sum settlement to the beneficiary at that time. This payment may be postponed as permitted by the 1940 Act.

Payment will be made in accordance with applicable laws and regulations governing payment of death benefits.

Under qualified contracts, if the beneficiary is someone other than the spouse of the deceased participant, the tax code provides that the beneficiary may not elect an annuity which would commence later than December 31st of the calendar year following the calendar year of the participant's death. If a non-spousal beneficiary elects to receive payment in a single lump sum, the tax code provides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the participant's death.

If the beneficiary is the surviving spouse of the deceased participant, distributions generally are not required under the tax code to begin earlier than December 31st of the calendar year in which the participant would have attained age 70. If the surviving spouse dies before the date distributions commence, then, for purposes of determining the date distributions to the beneficiary must commence, the date of death of the surviving spouse is substituted for the date of death of the participant.

Other rules apply to non-qualified annuities. See "Federal tax matters."

If there is no living named beneficiary on file with us at the time of a participant's death and unless the plan directs otherwise, we will pay the death benefit to the participant's estate in the form of a lump sum payment, upon receipt of satisfactory proof of the participant's death, but only if we receive proof of death no later than the end of the fourth calendar year following the year of the participant's death. In such case, the value of the death benefit will be determined as of the end of the valuation period during which we receive due proof of death, and the lump sum death benefit generally will be paid within seven days of that date.


Withdrawals

Before the annuity commencement date and subject to the terms of the plan, withdrawals may be made from the subaccounts or the fixed account of all or part of the participant's account balance remaining after deductions for any applicable (1) surrender charge; (2) annual administration charge (imposed on total withdrawals), (3) premium taxes, and (4) outstanding loan.

Converting all or part of the account balance or death benefit to an annuity payout is not considered a withdrawal.

Under GVA III, special limits apply to withdrawals from the fixed account. See "Charges and other deductions- Fixed account withdrawal/transfer limits for GVA III."

The account balance available for withdrawal is determined at the end of the valuation period during which we receive the written withdrawal request. If we receive a surrender or withdrawal request placed at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computer on the next valuation date. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total participant account balance. Unless prohibited, withdrawal payments will be mailed within seven days after we receive a valid written request. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with withdrawals of account value. See "Charges and other deductions."

The tax consequences of a withdrawal are discussed later in this booklet. See "Federal tax matters."

Total withdrawals. Only participants with no outstanding loans can make a total withdrawal. A total withdrawal of a participant's account will occur when (a) the participant or contractowner requests the liquidation of the participant's entire account balance, or (b) the amount requested plus any surrender charge results in a remaining participant account balance of an amount less than or equal to the annual administration charge, in which case we treat the request as a request for liquidation of the participant's entire account balance.

Any active life certificate must be surrendered to us when a total withdrawal occurs. If the contractowner resumes contributions on behalf of a participant after a total withdrawal, the participant will receive a new participation date and active life certificate.

Partial withdrawals. A partial withdrawal of a participant's account balance will occur when less than a total withdrawal is made from a participant's account.

Systematic withdrawal option. Participants who are at least age 59 1/2, are separated from service from their employer, or are disabled, and certain spousal beneficiaries and alternate payees who are former spouses, may be eligible for a Systematic Withdrawal Option ("SWO") under the contract. Payments are made only from the fixed account. Under the SWO a participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period, or a flat dollar amount withdrawn on a periodic basis. A participant must have a vested pre-tax account balance of at least $10,000 in the fixed account in order to select the SWO. A participant may transfer amounts from the VAA to the fixed account in order to support SWO payments. These transfers, however, are subject to the transfer restrictions imposed by any applicable plan. A one-time fee of up to $30 will be charged to set up the SWO. This charge is


                                                                              21

waived for total vested pre-tax account balances of $25,000 or more. More information about SWO, including applicable fees and charges, is available in the contracts and active life certificates and from us.

Required minimum distribution program (formerly known as maximum conservation option). Under certain contracts participants who are at least age 70 1/2 may ask us to calculate and pay to them the minimum annual distribution required by Sections 401(a)(9), 403(b)(10) or 408 of the tax code. The participant must complete the forms we require to elect this option. We will base our calculation solely on the participant's account value with us. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-Lincoln Life contracts.

Withdrawal restrictions. Withdrawals under Section 403(b) contracts are subject to the limitations under Section 403(b)(11) of the tax code and regulations thereof and in any applicable plan document. That section provides that withdrawals of salary reduction contributions deposited and earnings credited on any salary reduction contributions after December 31, 1988, can only be made if the participant has (1) died; (2) become disabled; (3) attained age 59 1/2;
(4) separated from service; or (5) incurred a hardship. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a contract, these amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction contributions under the contracts. For more information on these provisions see "Federal tax matters."

Withdrawal requests for a participant under Section 401(a) plans and plans subject to Title I of ERISA must be authorized by the contractowner on behalf of a participant. All withdrawal requests will require the contractowner's written authorization and written documentation specifying the portion of the participant's account balance which is available for distribution to the participant.

As required by Section 830.105 of the Texas Education Code, withdrawal requests by participants in the Texas Optional Retirement Program ("ORP") are only permitted in the event of (1) death; (2) retirement; (3) termination of employment in all Texas institutions of higher education; or (4) attainment of age 70 1/2. A participant in an ORP contract is required to obtain a certificate of termination from the participant's employer before a withdrawal request can be granted.

For withdrawal requests (other than transfers to other investment vehicles) by participants under plans not subject to Title I of ERISA and non-401(a) plans, the participant must certify to us that one of the permitted distribution events listed in the tax code has occurred (and provide supporting information, if requested) and that we may rely on this representation in granting the withdrawal request. See "Federal tax matters." A participant should consult his or her tax adviser as well as review the provisions of their plan before requesting a withdrawal. A plan and applicable law may contain additional withdrawal or transfer restrictions. Withdrawals may have Federal tax consequences. In addition, early withdrawals, as defined under Section 72(q) and 72(t) of the tax code, may be subject to a 10% excise tax.


Loans

If the plan permits loans, then during the participant's accumulation period, the participant may apply for a loan by completing a loan application that we provide. The participant's account balance in the fixed account secures the loan. Loans are subject to restrictions imposed by the IRC, Title I of the Employee Retirement Income Security Act of 1974 (ERISA), and the participant's plan. For plans subject to Title I of ERISA, the initial amount of a participant loan cannot exceed the lesser of 50% of the participant's vested account balance in the fixed account or $50,000 and must be at least $1,000. For plans not subject to Title I of ERISA, a participant may borrow up to $10,000 of his or her vested account balance. A participant may have only one loan outstanding at a time and may not take more than one loan in any six-month period. Amounts serving as collateral for the loan are not subject to the minimum interest rate under the contract and will accrue interest at a rate below the loan interest rate provided in the contract. More information about loans and loan interest rates is in the contract, the active life certificates, the annuity loan agreement and is available from us.


Delay of payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

We may delay payments from the fixed account for up to six months. During this period, we will continue to credit the current declared interest rate to a participant's account in the fixed account.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment. We also may be required to provide additional information about a contractowner's account to government regulators. We may also be required to block a contractowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator.

Transfers may also be delayed as permitted by the 1940 Act.

22

Amendment of contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).


Ownership

Contractowners have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Qualified contracts and active life certificates may not be assigned or transferred except as permitted by ERISA and on written notification to us. In addition, a participant, beneficiary, or annuitant may not, unless permitted by law, assign or encumber any payment due under the contract.


Contractowner and participant questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-800-341-0441, or visit us at www.LincolnRetirement.com.


Annuity payouts

As permitted by the plan, the participant, or the beneficiary of a deceased participant, may elect to convert all or part of the participant's account balance or the death benefit to any annuity payout. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the participant's account balance or the beneficiary's death benefit is less than $2,000 or if the amount of the first payout is less than $20, we have the right to cancel the annuity and pay the participant or beneficiary the entire amount in a lump sum.

We may maintain variable annuity payouts in the VAA, or in another separate account of Lincoln Life (variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout division to provide an annuity payout option. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable payout division, we will provide a prospectus for the variable payout division before the annuity commencemment date.

Annuity payout options

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner (or participant in an allocated contract).

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Non-Life Annuities. Annuity payouts are guaranteed monthly for the selected number of years. While there is no right to make any total or partial withdrawals during the annuity period, an annuitant or beneficiary who has selected this annuity option as a variable annuity may request at any time during the payout period that the present value of any remaining installments be paid in one lump sum. This lump sum payout will be treated as a total withdrawal during the accumulation period and may be subject to a surrender charge. See - Charges and other deductions and Federal tax matters.

General information
Under the options listed above, you may not make withdrawals. Other options may be made available by us. Annuity payout options are only available if consistent with the contract, the plan, the tax code, and ERISA. The mortality and expense risk charge will be assessed on all variable annuity payments, including options that do not have a life contingency and therefore no mortality risk.


                                                                              23

Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to the beneficiary as payouts become due.


Annuity payout calculation

Fixed annuity payouts are determined by dividing the participant's annuity conversion amount in the fixed account as of the initial annuity payout calculation date by the applicable annuity conversion factor (in the contract) for the annuity apyout option selected.


Variable annuity payouts

Variable annuity payouts will be determined using:
 o The participant's annuity conversion amount in the VAA as of the innitial annuity payout calculation date;
 o The annuity conversion factor contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the retired life certificate with a specific number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We assume an investment return of a specified percentage per year, as applied to the applicable mortality table. The amount of each annuity payout after the initial pay-out will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payouts will decrease. There is a more complete explanation of this calculation in the SAI.



Federal tax matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Qualified Retirement Plans

We designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

24

We may issue a contract for use with other types of qualified plans in the future. We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.


Economic Growth and Tax Relief Reconciliation Act of 2001

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") made a number of changes to the rules pertaining to qualified plans. These changes became effective January 1, 2002. Some changes that EGTRRA introduced are the ability to move money from traditional IRAs to other qualified plans (and from qualified plans to traditional IRAs), increased contribution amounts to qualified plans and catch-up contributions to IRAs. Applicable state law may permit different contribution limits or impose other limitations upon your IRAs or other qualified plans.


Tax deferral on earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.


Investments in the VAA must be diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the I.R.S. has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the I.R.S. in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.



Tax treatment of qualified contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.


Tax treatment of payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from i ncome was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA income if certain conditions are satisfied.


                                                                              25

Required minimum distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, Principal Security Benefit, or other benefit, if any, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications.


Federal penalty taxes payable on distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 59 1/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.


Taxation of death benefits

We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your beneficiaries. If your spouse is your beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions.


Transfers and direct rollovers

As a result of EGTRRA, you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Federal income tax withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


26

Nonqualified Annuity Contracts

A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code, such as an IRA or 403(b) plan. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.


Our tax status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.


Voting rights

As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccount which invests in these classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Fund shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, each person having a voting interest in a subaccount will receive proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the variable annuity account - Fund shares.


Distribution of the contracts

Lincoln Financial Advisors Corporation (LFA), an affiliate of ours, serves as principal underwriter for the contracts. LFA is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, and is a member of NASD, Inc. We offer the contracts through LFA and LFA also pays commissions to our sales representatives (Lincoln Sales Representatives), who are also associated with LFA. We and LFA also may enter into selling agreements with and pay commissions to other broker-dealers (Selling Firms) for the sale of the contracts.

The AllianceBernstein, American, Baron, Delaware and Fidelity funds offered as part of this contract make payments to us under their distribution plans in consideration of services provided and expenses incurred by us in distributing Fund shares. The payment rates range from .25% to .30% based on the amount of assets invested in those Funds. For information on specific Fund rates, see - Expense tables. All investment advisers and other service providers for the Funds offered as part of this contract may, from time to time, make payments for services to us.

Compensation Paid to LFA. LFA, in addition to acting as principal underwriter, is also a member of the selling group. In its role as a member of the selling group, the maximum commission we pay to LFA for the sale of contracts is 3.50% of contributions. LFA may elect to receive a lower commission when a contribution is made along with a quarterly payment based on contributions for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to LFA is 1.18% of contributions. We also pay for the operating and other expenses of LFA, including the following sales expenses:
Sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives who are also Lincoln Sales Representatives a portion of the commissions received for their sales of contracts. Lincoln Sales Representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, Lincoln Sales Representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help Lincoln Sales Representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.


                                                                              27

Compensation Paid to Unaffiliated Selling Firms. The maximum commission we pay to Selling Firms, other than LFA, is 3.50% of contributions. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with a quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to Selling Firms is1.18% of contributions and ongoing annual compensation of up to 0.00% of annual contract sales.

Commission and other incentives or payments described above are not charged directly to contract owners or the VAA. We intend to recoup commissions and other sales expenses through fees and charges deducted under the contracts.


Return privilege

Participants under Sections 403(b), 408 and certain non-qualified plans will receive an active life certificate. Within the free-look period (ten days) after the participant receives the active life certificate, the participant may cancel it for any reason by giving us written notice. The postmark date of the notice is the date of notice for these purposes. An active life certificate canceled under this provision will be void. With respect to the fixed side of the contract, we will return the participant's contributions less withdrawals made on behalf of the participant. With respect to the VAA, we will return the greater of the participant's contributions less withdrawals made on behalf of the participant, or the participant's account balance in the VAA on the date we receive the written notice. No surrender charge applies.


State regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the servicing office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other information

Contract deactivation. Under certain contracts, we may deactivate a contract by prohibiting new contributions and/or new participants after the date of deactivation. We will give the contractowner and participants at least ninety
(90) days notice of the deactiviation date.


Legal proceedings

Lincoln Life is involved in various pending or threatened legal proceedings, including purported class actions, arising from conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of Lincoln Life, the VAA or the Principal Underwriter.


28

Statement of Additional Information
Table of Contents for Lincoln National Variable Annuity Account L


Item                                             Page
Special terms                                   B-2
Services                                        B-2
Principal underwriter                           B-2
Purchase of securities being offered            B-2
Annuity payouts                                 B-2
Determination of accumulation and annuity unit
value                                           B-3
Advertising and sales literature                B-3
Additional services                             B-5
Other information                               B-6
Financial statements                            B-6

For a free copy of the SAI complete the form below.














                Statement of Additional Information Request Card
             Group Variable Annuity Account Contracts I, II, & III











Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account L (Group Variable Annuity Contracts I, II & III).


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City ---------------------------------------------------  State ---------
Zip ---------


Mail to: The Lincoln National Life Insurance Co., P.O. Box 9740, Portland, ME 04104

                                                                              29

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix A - Condensed financial information

Accumulation unit values
The following information relating to accumulation unit values and number of accumulation units for the Group Variable Annuity subaccounts for the following periods ended December 31, 2003 come from the VAA's financial statements. It should be read along with the VAA's financial statements and notes which are all included in the SAI.


                                                                                                                   1999
                                                                                                          -----------------------
                                                                               1996       1997       1998   Standard  Breakpoint+
                                                                         ---------- ---------- ---------- ---------- ------------
AllianceBernstein Growth Portfolio*** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
------------------------------------------------------------------------
AllianceBernstein Technology Portfolio*** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
------------------------------------------------------------------------
American Century VP Balanced Fund* Accumulation unit value
oBeginning of period ...................................................  $15.698    $16.213    $18.550    $21.263      $21.702
oEnd of period .........................................................   16.213     18.550     21.263     23.168       23.198
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................        2      1,267      1,269      1,099           94
------------------------------------------------------------------------  -------    -------    -------    -------      -------
American Funds Growth Fund*** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
------------------------------------------------------------------------  -------    -------    -------    -------      -------
American Funds International Fund*** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
------------------------------------------------------------------------  -------    -------    -------    -------      -------
Baron Capital Asset Fund** Accumulation unit value
oBeginning of period ...................................................                        $10.000    $13.218      $15.583
oEnd of period .........................................................                         13.218     17.775       17.800
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................                             27        460           23
------------------------------------------------------------------------  -------    -------    -------    -------      -------
Delaware VIP REIT Series*** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
------------------------------------------------------------------------  -------    -------    -------    -------      -------
Delaware VIP Trend Series*** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
------------------------------------------------------------------------  -------    -------    -------    -------      -------
Dreyfus Stock Index Fund* Accumulation unit value
oBeginning of period ...................................................  $21.013    $22.705    $29.827    $37.861      $41.583
oEnd of period .........................................................   22.705     29.827     37.861     45.208       45.265
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................        3      3,317      3,913      3,815          352
------------------------------------------------------------------------  -------    -------    -------    -------      -------
Dreyfus VIP Developing Leaders Portfolio* Accumulation unit value
oBeginning of period ...................................................  $14.854    $15.286    $17.632    $16.856      $18.723
oEnd of period .........................................................   15.286     17.632     16.856     20.552       20.578
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................       12      3,524      3,954      3,430          192
------------------------------------------------------------------------  -------    -------    -------    -------      -------
Fidelity (Reg. TM)VIP Asset Manager Portfolio* Accumulation unit value
oBeginning of period ...................................................  $16.309    $17.267    $20.583    $23.445      $24.279
oEnd of period .........................................................   17.267     20.583     23.445     25.787       25.819
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................       25      4,471      4,638      4,152          251
------------------------------------------------------------------------  -------    -------    -------    -------      -------

                                                                             A-1


           2000                         2001                         2002                        2003
--------------------------   --------------------------   --------------------------   -------------------------
  Standard     Breakpoint+     Standard     Breakpoint+     Standard     Breakpoint+     Standard     Breakpoint
----------   -------------   ----------   -------------   ----------   -------------   ----------   ------------
 $10.000        $10.000       $ 8.743        $ 8.748       $ 6.609        $ 6.629       $ 4.693        $ 4.720
   8.743          8.748         6.609          6.629         4.693          4.720         6.259          6.310
       8              1            28              2            70              7           163              4
 -------        -------       -------        -------       -------        -------       -------        -------
 $10.000        $10.000       $ 7.094        $ 7.098       $ 5.235        $ 5.252       $ 3.016        $ 3.033
   7.094          7.098         5.235          5.252         3.016          3.033         4.294          4.329
      58              1           222              6           345             11           622             13
 -------        -------       -------        -------       -------        -------       -------        -------
 $23.168        $23.198       $22.330        $22.414       $21.327        $21.460       $19.096        $19.263
  22.330         22.414        21.327         21.460        19.096         19.263        22.586         22.840
   1,000             98         1,015             92         1,006             80          1033             67
 -------        -------       -------        -------       -------        -------       -------        -------
 $10.000        $10.000       $ 8.991        $ 8.997       $ 7.285        $ 7.309       $ 5.449        $ 5.480
   8.991          8.997         7.285          7.309         5.449          5.480         7.380          7.441
      88              1           510             11           900             21          1474             16
 -------        -------       -------        -------       -------        -------       -------        -------
 $10.000        $10.000       $ 8.582        $ 8.587       $ 6.807        $ 6.828       $ 5.739        $ 5.771
   8.582          8.587         6.807          6.828         5.739          5.771         7.662          7.724
      17              1            53              3           163              8           383              9
 -------        -------       -------        -------       -------        -------       -------        -------
 $17.775        $17.800       $17.132        $17.198       $19.054        $19.176       $16.186        $16.330
  17.132         17.198        19.054         19.176        16.186         16.330        20.835         21.073
     635             32           740             30           911             28           931             20
 -------        -------       -------        -------       -------        -------       -------        -------
 $10.000        $10.000       $10.569        $10.575       $11.371        $11.406       $11.751        $11.817
  10.569         10.575        11.371         11.406        11.751         11.817        15.558         15.684
      56              1           179              1           495             17           600             15
 -------        -------       -------        -------       -------        -------       -------        -------
 $10.000        $10.000       $ 7.781        $ 7.786       $ 6.513        $ 6.533       $ 5.155        $ 5.183
   7.781          7.786         6.513          6.533         5.155          5.183         6.879          6.934
      45              1            67              5           123              7           220              3
 -------        -------       -------        -------       -------        -------       -------        -------
 $45.208        $45.265       $40.604        $40.757       $35.304        $35.525       $27.136        $27.375
  40.604         40.757        35.304         35.525        27.136         27.375        34.486         34.877
   3,325            282         3,209            205         2,922            161          2883            131
 -------        -------       -------        -------       -------        -------       -------        -------
 $20.552        $20.578       $23.056        $23.142       $21.430        $21.564       $17.159        $17.310
  23.056         23.142        21.430         21.564        17.159         17.310        22.372         22.625
   3,368            159         3,319            119         3,153             91          3135             74
 -------        -------       -------        -------       -------        -------       -------        -------
 $25.787        $25.819       $24.527        $24.619       $23.290        $23.436       $21.046        $21.231
  24.527         24.619        23.290         23.436        21.046         21.231        24.582         24.860
   3,547            200         3,360            102         3,052             80          2804             71
 -------        -------       -------        -------       -------        -------       -------        -------

A-2


                                                                                                                   1999
                                                                                                          -----------------------
                                                                               1996       1997       1998   Standard  Breakpoint+
                                                                         ---------- ---------- ---------- ---------- ------------
Fidelity (Reg. TM)VIP Contrafund (Reg. TM)Portfolio*** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
------------------------------------------------------------------------
Fidelity (Reg. TM)VIP Equity-Income Portfolio*Accumulation unit value
oBeginning of period ...................................................  $14.763    $15.790    $19.985    $22.087      $24.433
oEnd of period .........................................................   15.790     19.985     22.087     23.252       23.281
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................       10      3,608      4,155      3,856          182
------------------------------------------------------------------------  -------    -------    -------    -------      -------
Fidelity (Reg. TM)VIP Growth Portfolio* Accumulation unit value
oBeginning of period ...................................................  $22.793    $23.220    $28.328    $39.122      $44.085
oEnd of period .........................................................   23.220     28.328     39.122     53.234       53.301
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................        8      4,982      5,291      5,554          151
------------------------------------------------------------------------  -------    -------    -------    -------      -------
Fidelity VIP Money Market Portfolio* (Pending Allocation Account) Accumulation unit value
oBeginning of period ...................................................  $11.123    $11.277    $11.894    $12.544      $12.843
oEnd of period .........................................................   11.277     11.894     12.544     13.192       13.195
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................        1         30         17         12            1
------------------------------------------------------------------------  -------    -------    -------    -------      -------
Janus Aspen Worldwide Growth Portfolio** Accumulation unit value
oBeginning of period ...................................................                        $10.000    $12.520      $13.979
oEnd of period .........................................................                         12.520     20.385       20.410
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................                             75      1,054           74
------------------------------------------------------------------------  -------    -------    -------    -------      -------
Lincoln VIP Aggressive Growth Fund** Accumulation unit value
oBeginning of period ...................................................                        $10.000    $12.454      $12.865
oEnd of period .........................................................                         12.454     17.563       17.585
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................                             19      1,486          202
------------------------------------------------------------------------  -------    -------    -------    -------      -------
Lincoln VIP Capital Appreciation Fund*** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
------------------------------------------------------------------------  -------    -------    -------    -------      -------
Lincoln VIP Growth and Income Fund*** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
------------------------------------------------------------------------  -------    -------    -------    -------      -------
Lincoln VIP Social Awareness Fund** Accumulation unit value
oBeginning of period ...................................................                        $10.000    $12.791      $13.358
oEnd of period .........................................................                         12.791     14.619       14.637
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................                             33      1,107           88
------------------------------------------------------------------------  -------    -------    -------    -------      -------
Neuberger Berman AMT Mid-Cap Growth Portfolio*** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
------------------------------------------------------------------------  -------    -------    -------    -------      -------
Neuberger Berman AMT Partners Portfolio** Accumulation unit value
oBeginning of period ...................................................                        $10.000    $11.861      $13.254
oEnd of period .........................................................                         11.861     12.609       12.625
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................                             27        150           21
------------------------------------------------------------------------  -------    -------    -------    -------      -------
T. Rowe Price International Stock Portfolio* Accumulation unit value
oBeginning of period ...................................................  $11.687    $12.276    $12.503    $14.342      $14.861
oEnd of period .........................................................   12.276     12.503     14.342     18.931       18.955
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................        5      1,837      2,049      1,818          122
------------------------------------------------------------------------  -------    -------    -------    -------      -------


                                                                             A-3


           2000                         2001                         2002                        2003
--------------------------   --------------------------   --------------------------   -------------------------
  Standard     Breakpoint+     Standard     Breakpoint+     Standard     Breakpoint+     Standard     Breakpoint
----------   -------------   ----------   -------------   ----------   -------------   ----------   ------------
 $10.000        $10.000       $ 9.412        $ 9.419       $ 8.157        $ 8.183       $ 7.300        $ 7.342
   9.412          9.419         8.157          8.183         7.300          7.342         9.265          9.342
       2              1            62              2           167              7           259              3
 -------        -------       -------        -------       -------        -------       -------        -------
 $23.252        $23.281       $24.959        $25.052       $23.486        $23.633       $19.312        $19.481
  24.959         25.052        23.486         23.633        19.312         19.481        24.918         25.200
   3,030            155         3,059            132         2,830             70          2772             59
 -------        -------       -------        -------       -------        -------       -------        -------
 $53.234        $53.301       $46.917        $47.094       $38.252        $38.492       $26.469        $26.703
  46,917         47,904        38.252         38.492        26.469         26.703        34.815         35.209
   5,136            184         4,883            144         4,445             99          4189             82
 -------        -------       -------        -------       -------        -------       -------        -------
 $13.192        $13.195       $14.024        $14.054       $14.610        $14.633       $14.859        $14.871
  14.024         14.054        14.610         14.633        14.859         14.871        15.007         15.020
       7              1             7              1             5              1             3              0
 -------        -------       -------        -------       -------        -------       -------        -------
 $20.385        $20.410       $17.019        $17.083       $13.069        $13.152       $ 9.639        $ 9.724
  17.019         17.083        13.069         13.152         9.639          9.724        11.833         11.967
   2,225            150         2,218            139         2,090            112          1917             81
 -------        -------       -------        -------       -------        -------       -------        -------
 $17.563        $17.585       $16.920        $16.984       $11.175        $11.246       $ 7.720        $ 7.788
  16.920         16.984        11.175         11.246         7.720          7.788        10.137         10.252
   2,416            156         2,306            137         2,202            118          2246             91
 -------        -------       -------        -------       -------        -------       -------        -------
 $10.000        $10.000       $ 8.243        $ 8.249       $ 6.048        $ 6.068       $ 4.374        $ 4.399
   8.243          8.249         6.048          6.068         4.374          4.399         5.736          5.783
      25              3           110              7           165             13           245             11
 -------        -------       -------        -------       -------        -------       -------        -------
 $10.000        $10.000       $ 9.051        $ 9.057       $ 7.954        $ 7.980       $ 6.139        $ 6.174
   9.051          9.057         7.954          7.980         6.139          6.174       $ 7.884          7.948
       9              1            81              4           193             26           376             10
 -------        -------       -------        -------       -------        -------       -------        -------
 $14.619        $14.637       $13.268        $13.318       $11.885        $11.959       $ 9.164        $ 9.244
  13.268         13.318        11.885         11.959         9.164          9.244        11.963         12.099
   1,127            116         1,173            115         1,213             96          1279             77
 -------        -------       -------        -------       -------        -------       -------        -------
 $10.000        $10.000       $ 7.673        $ 7.678       $ 5.725        $ 5.743       $ 4.005        $ 4.027
   7.673          7.678         5.725          5.743         4.005          4.027         5.078          5.119
      59              1           115              2           154              6           234              3
 -------        -------       -------        -------       -------        -------       -------        -------
 $12.609        $12.625       $12.571        $12.619       $12.094        $12.170       $ 9.083        $ 9.163
  12.571         12.619        12.094         12.170         9.083          9.163        12.148         12.286
     212             32           323             39           405             46           507             38
 -------        -------       -------        -------       -------        -------       -------        -------
 $18.931        $18.955       $15.400        $15.457       $11.859        $11.934       $ 9.593        $ 9.678
  15.400         15.457        11.859         11.934         9.593          9.678        12.397         12.538
   1,634             80         1,544             62         1,438             53         1,435             40
 -------        -------       -------        -------       -------        -------       -------        -------

A-4

+  Breakpoint unit values commenced on June 29, 1999.

* The Subaccount indicated commenced operations on September 26, 1996.

** The Subaccount indicated commenced operation on October 1, 1998.

*** The Subaccount indicated commenced operation on September 27, 2000.

Group Variable Annuity Contracts I, II, & III
Funded Through the SubAccounts of
Lincoln National Variable Annuity Account L of
The Lincoln National Life Insurance Company
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the prospectus of the Group Variable Annuity Contracts (the ""Contracts""), dated May 1, 2004. You may obtain a copy of the prospectus to which this SAI relates without charge by writing to The Lincoln National Life Insurance Company, P.O. Box 9740, Portland, ME 04104, by calling Lincoln Life at 1-800-341-0441., or by visiting www.LincolnRetirement.com.
Table of Contents

Item                                             Page
Special terms                                   B-2
Services                                        B-2
Principal underwriter                           B-2
Purchase of securities being offered            B-2
Annuity payouts                                 B-2
Determination of accumulation and annuity unit
value                                           B-3

Item                                             Page
Advertising and sales literature                B-3
Additional services                             B-5
Other information                               B-6
Financial statements                            B-6

This SAI is not a prospectus.
The date of this SAI is May 1, 2004.
Special terms
The special terms used in this SAI are the ones defined in the prospectus. Services
Independent auditors
The financial statements of the VAA and the consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing elsewhere in this SAI and in the Registration
Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.
Keeper of records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.
Principal underwriter
Lincoln Financial Advisors Corporation (LFA), an affiliate of ours, serves as principal underwriter for the contracts, as described in the prospectus. LFA is a member of the Securities Investor Protection Corporation. We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. We offer the contracts through our sales representatives ("Lincoln Sales Representatives"), who are also associated with LFA. We and LFA also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Lincoln Sales Representatives and sales representatives of Selling Firms are appointed as our insurance agents. LFA paid $3,489,488, $2,941,331, and $3,644,148 to Lincoln Sales Representatives and Selling Firms in 2001, 2002, and 2003, respectively, as sales compensation with respect to the contracts. LFA retained no underwriting commissions for the sale of the contracts.
Purchase of securities being offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and other deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
Annuity payouts
Variable annuity payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax (and less any surrender charges on purchase payments in the contract for less than 12 months if bonus credits applied to the purchase payments);
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.
In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
                                                                             B-2
 o third, we calculate the value of the annuity units each period thereafter. These steps are explained below.
The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity
Mortality Table modified, with an assumed investment return at the rate of 1%, 2%, 3%, 4%, 5%, or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.
The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table. The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Proof of age, sex and survival
We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Determination of accumulation and annuity unit value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series. Advertising and sales literature
As set forth in the prospectus, we may refer to the following indexes and organizations (and others) in our marketing materials:
A.M. Best's Rating System - is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company. A.M. Best also provides certain rankings, to which we intend to refer.
B-3
Dow Jones Industrial Average (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials but currently including American Express Company and American Telephone and Telegraph Company. Prepared and published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.
EAFE Index - is prepared by Morgan Stanley Capital International (MSCI). It measures performance of equity securities in Europe, Australasia and the Far East. The index reflects the movements of world stock markets by representing the evolution of an unmanaged portfolio. The EAFE Index offers international diversification representing over 1,000 companies across 20 different countries.
FITCH - provides ratings on over 800 insurance entities in close to 30 countries. The Insurance Group maintains three significant analytical staffing centers in Chicago, London and New York, and also coordinates local analytical resources in other parts of the world on behalf of Fitch's global office network.
Lehman Brothers Aggregate Bond Index - Composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Indexes are rebalanced monthly by market capitalization.
Lehman Brothers Government/Corporate Bond Index - This is a measurement of the movement of approximately 4,200 corporate, publicly traded, fixed-rate, nonconvertible, domestic debt securities, as well as the domestic debt securities issued by the U.S. government or its agencies.
Lehman Brothers Government Intermediate Bond Index - Composed of all bonds covered by the Lehman Brothers Government Bond Index (all publicly issued, nonconvertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S.
government) with maturities between one and 9.99 years.
Lipper Variable Insurance Products Performance Analysis Service - is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.
Merrill Lynch High Yield Master Index - This is an index of high yield debt securities. High yield securities are those below the top four quality rating categories and are considered more risky than investment grade. Issues must be rated by Standard & Poor's or by Moody's Investors Service as less than investment grade (i.e., BBB or Baa) but not in default (i.e. DDD1 or less). Issues must be in the form of publicly placed nonconvertible, coupon-bearing U.S. domestic debt and must carry a term to maturity of at least one year. Moody's - insurance financial strength rating is an opinion of an insurance company's financial strength and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted. Morgan Stanley Emerging Markets Free Index - A market capitalization weighted index composed of companies representative of the market structure of 22 Emerging Market countries in Europe, Latin America, and the Pacific Basin. This index excludes closed markets and those shares in otherwise free markets, which are not purchasable by foreigners.
Morgan Stanley Pacific Basin (Ex-Japan) Index - An arithmetic, market value-weighted average of the performance of securities listed on the stock exchanges of the following Pacific Basin Countries: Australia, Hong Kong, Malaysia, New Zealand and Singapore.
Morgan Stanley World Capital International World Index - A market capitalization weighted index composed of companies representative of the market structure of 22 Developed Market countries in North America, Europe and the Asia/Pacific Region.
Morningstar - is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities.
Nareit Equity Reit Index - All of the data is based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market weighted.
NASDAQ-OTC Price Index - this index is based on the NASD Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of
100.00 on February 5, 1971.
Russell 1000 Index - Measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest U.S. companies.
Russell 2000 Index - Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest U.S. companies.
Russell 3000 Index - Russell 3000 (Reg. TM) Index measures the performance of the 3,000 largest U.S. companies based on total stock value and represents 98% of the U.S. equity market. As of June 2002, the average firm's stock value in the index was $4 billion; the median was $700 million. The range of stock value was from $309 billion to $128 million.
Salomon Brothers 90 Day Treasury-Bill Index - Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill.
                                                                             B-4
Salomon Brothers World Government Bond (Non US) Index - A market capitalization weighted index consisting of government bond markets of the following 13 countries: Australia, Austria, Belgium, Canada, Denmark, France, Germany,
Italy, Japan, The Netherlands, Spain, Sweden, and The United Kingdom.
Standard & Poor's insurance claims - paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.
Standard and Poor's Index (S&P 400) - Consists of 400 domestic stocks chosen for market size, liquidity, and industry representations.
Standard & Poor's 500 Index - A broad-based measurement of U.S. stock-market performance based on the weighted average performance of 500 common stocks of leading company's and leading industries; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm.
Standard and Poor's Utilities Index - The utility index is one of several industry groups within the broader S&P 500. Utility stocks include electric, natural gas, and telephone companies included in the S&P 500.
VARDS (Variable Annuity Research and Data Service) - provides a comprehensive guide to variable annuity contract features and historical fund performance.
The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.
In our advertisements and other sales literature for the VAA and the funds, we intend to illustrate the advantages of the contracts in a number of ways:
Compound Interest Illustrations - These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.
Internet - An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.
Annuity Payout Illustrations. These will provide an initial benefit payment based in pat on the annuitant, the contract value and the fixed and/or variable annuity payout option elected. In addition, variable annuity payout illustrations may show the historical results of a variable payout in a subaccount of the VAA.
Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those subaccounts.
Additional services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side of the contract into the subaccounts over a period of 1, 2 or 3 years. The minimum amount to be dollar cost averaged is $10,000 for 1 year, and $25,000 for 2 years or 3 years. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss. GVA III fixed account restrictions may apply.
Systematic Transfer - The systematic transfer service is only available to GVA III participants. This service allows you to fully liquidate your fixed account balance over four years in five annual installments and transfer the amounts into one or more of the subaccounts. You may change the receiving subaccount allocation at any time. A distribution or a non-scheduled transfer from the fixed account may cancel the systematic transfer program prematurely. The program will also be cancelled prematurely if the fixed account balance falls to $0.
Account Sweep - The account sweep service allows you to keep a designated amount (the baseline amount) in one subaccount or the fixed account, and automatically transfer the excess to other variable subaccount(s) of your choice. The transfers may take place monthly, quarterly, semi-annually or annually. A $10,000 minimum balance in the holding account is required in order to begin this service. For account sweep to occur, the holding account balance must exceed the designated baseline amount by at least $50. You
B-5
may change the receiving subaccount allocation at any time. Deposits to or distributions from the holding account will not adjust your baseline amount, but may affect the amount of money available to be transferred. A new account sweep program is required to change the designated baseline amount. GVA III fixed account restrictions may apply.
Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount or the fixed account.
This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a quarterly, semi-annual or annual basis, as selected by the contractowner. You may choose to either rebalance within your designated investment accounts, or to rebalance your designated investment account based on your total account value within the group annuity contract. This second selection will move 100% of your balance based on your allocated percentages. For portfolio rebalancing to occur, the total transfer amount must be $50 or more. If this minimum transfer amount is not available, the transfer will not occur. You may change the designated investment accounts' allocations or percentages at any time. The portfolio rebalancing program will be cancelled prematurely if the selected rebalancing account balance falls to $0. GVA III fixed account restrictions may apply.
Lincoln Financial Group. Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of $107 billion and had consolidated revenues of $5.3 billion in 2003. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) and 403(b) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment and financial planning and advisory services.
Lincoln Life's customers. Sales literature for the VAA and the funds may refer to the number of employers and the number of individual annuity clients which Lincoln Life serves. As of the date of this SAI, Lincoln Life was serving over 11,000 employers and more than 1.4 million individuals.
Lincoln Life's assets, size. Lincoln Life may discuss its general financial condition (see, for example, the reference to A.M. Best Company above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria (see reference to A.M. Best Company above). For example, at year-end 2003 Lincoln Life had total assets of over $96.9 billion.
Sales literature may reference the Group Variable Annuity newsletter which is a newsletter distributed quarterly to clients of the VAA. The contents of the newsletter will be a commentary on general economic conditions and, on some occasions, referencing matters in connection with the Group Variable Annuity. Sales literature and advertisements may reference these and other similar reports from Best's or other similar publications which report on the insurance and financial services industries.
Other information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial statements
Financial statements of the VAA and of Lincoln Life appear on the following pages.
                                                                             B-6

Lincoln National Variable Annuity Account L

Statement of assets and liabilities

December 31, 2003

                                                                                              Mortality &
                                                                                              Expense
                                                     Contract                   Contract      Guarantee
                                                     Purchases                  Redemptions   Charges
                                                     Due from                   Due to        Payable to
                                                     The Lincoln                The Lincoln   The Lincoln
                                                     National Life              National Life National Life
                                                     Insurance                  Insurance     Insurance
Subaccount                              Investments  Company       Total Assets Company       Company       Net Assets
------------------------------------------------------------------------------------------------------------------------
ABVPSF Growth Class B                   $  1,042,719    $ 1,993    $  1,044,712   $     --       $   28     $  1,044,684
ABVPSF Technology Class B                  2,682,753     44,244       2,726,997         --           73        2,726,924
American Century VP Balanced              24,837,430      6,324      24,843,754         --          670       24,843,084
American Funds Growth Class 2             10,993,846      7,684      11,001,530         --          300       11,001,230
American Funds International Class 2       3,000,747      5,015       3,005,762         --           82        3,005,680
Baron Capital Asset                       19,931,175         --      19,931,175    102,220          547       19,828,408
Delaware VIPT REIT Service Class           9,580,954         --       9,580,954      3,549          262        9,577,143
Delaware VIPT Trend Service Class          1,530,523      2,649       1,533,172         --           42        1,533,130
Dreyfus Developing Leaders                71,821,112         --      71,821,112      8,577        1,970       71,810,565
Dreyfus Index                            103,955,000     27,481     103,982,481         --        2,811      103,979,670
Fidelity VIP Asset Manager                70,682,591      7,582      70,690,173         --        1,922       70,688,251
Fidelity VIP Contrafund Service Class 2    2,421,278      2,590       2,423,868         --           66        2,423,802
Fidelity VIP Equity-Income                70,614,769         --      70,614,769     38,561        1,920       70,574,288
Fidelity VIP Growth                      148,700,364     46,819     148,747,183         --        4,054      148,743,129
Fidelity VIP Money Market                     34,642      3,053          37,695         --           --           37,695
Janus Aspen Series Worldwide Growth       23,657,271         --      23,657,271      8,159          640       23,648,472
Lincoln VIPT Aggressive Growth            23,705,375         --      23,705,375        289          644       23,704,442
Lincoln VIPT Capital Appreciation          1,467,441      1,622       1,469,063         --           40        1,469,023
Lincoln VIPT Growth and Income             3,040,367      5,772       3,046,139         --           83        3,046,056
Lincoln VIPT Social Awareness             16,229,728      1,623      16,231,351         --          438       16,230,913
NB AMT Mid-Cap Growth                      1,195,615      6,977       1,202,592         --           33        1,202,559
NB AMT Partners                            6,622,917      3,554       6,626,471         --          178        6,626,293
T. Rowe Price International Stock         18,289,721      4,933      18,294,654         --          495       18,294,159

See accompanying notes.

Lincoln National Variable Annuity Account L

Statement of operations

Year Ended December 31, 2003

                                        Dividends
                                        from       Mortality and     Net
                                        Investment Expense           Investment
Subaccount                              Income     Guarantee Charges Income (Loss)
----------------------------------------------------------------------------------
ABVPSF Growth Class B                   $       --    $    (6,345)    $   (6,345)
ABVPSF Technology Class B                       --        (17,891)       (17,891)
American Century VP Balanced               572,945       (219,051)       353,894
American Funds Growth Class 2               10,030        (73,292)       (63,262)
American Funds International Class 2        31,909        (14,652)        17,257
Baron Capital Asset                             --       (166,959)      (166,959)
Delaware VIPT REIT Service Class           161,983        (71,061)        90,922
Delaware VIPT Trend Service Class               --         (9,935)        (9,935)
Dreyfus Developing Leaders                  18,413       (610,624)      (592,211)
Dreyfus Index                            1,361,761       (897,859)       463,902
Fidelity VIP Asset Manager               2,456,370       (684,373)     1,771,997
Fidelity VIP Contrafund Service Class 2      4,407        (17,519)       (13,112)
Fidelity VIP Equity-Income               1,073,258       (597,562)       475,696
Fidelity VIP Growth                        356,449     (1,317,003)      (960,554)
Fidelity VIP Money Market                      508             --            508
Janus Aspen Series Worldwide Growth        240,154       (214,180)        25,974
Lincoln VIPT Aggressive Growth                  --       (203,388)      (203,388)
Lincoln VIPT Capital Appreciation               --        (10,799)       (10,799)
Lincoln VIPT Growth and Income              29,396        (20,074)         9,322
Lincoln VIPT Social Awareness              119,479       (132,688)       (13,209)
NB AMT Mid-Cap Growth                           --         (8,765)        (8,765)
NB AMT Partners                                 --        (50,576)       (50,576)
T. Rowe Price International Stock          196,562       (151,950)        44,612

See accompanying notes.

                 Dividends from                Net Change in   Net Increase in
  Net Realized   Net Realized   Net Realized   Unrealized      Net Assets
  Gain (Loss) on Gain on        Gain (Loss) on Appreciation on Resulting from
  Investments    Investments    Investments    Investments     Operations
  ----------------------------------------------------------------------------
   $   (13,911)     $    --      $   (13,911)    $   201,012     $   180,756
        73,075           --           73,075         538,264         593,448
      (369,819)          --         (369,819)      3,808,868       3,792,943
      (101,919)          --         (101,919)      2,408,921       2,243,740
         6,266           --            6,266         482,500         506,023
        69,111           --           69,111       4,431,083       4,333,235
        37,707       52,494           90,201       1,898,810       2,079,933
         4,982           --            4,982         300,521         295,568
    (1,613,089)          --       (1,613,089)     18,927,058      16,721,758
      (376,159)          --         (376,159)     22,234,246      22,321,989
    (1,595,544)          --       (1,595,544)     10,554,253      10,730,706
         7,145           --            7,145         461,283         455,316
      (671,924)          --         (671,924)     16,133,305      15,937,077
    (4,752,660)          --       (4,752,660)     42,500,089      36,786,875
            --           --               --              --             508
    (2,716,321)          --       (2,716,321)      7,260,062       4,569,715
    (1,506,854)          --       (1,506,854)      7,344,158       5,633,916
       (27,485)          --          (27,485)        349,872         311,588
       (36,365)          --          (36,365)        570,076         543,033
      (617,155)          --         (617,155)      4,310,204       3,679,840
       (14,806)          --          (14,806)        242,653         219,082
       (95,085)          --          (95,085)      1,662,594       1,516,933
      (478,305)      15,120         (463,185)      4,587,389       4,168,816

Lincoln National Variable Annuity Account L

Statements of changes in net assets

Years Ended December 31, 2002 and 2003

                                                                                     ABVPSF
                                                                       ABVPSF Growth Technology    American Century
                                                                       Class B       Class B       VP Balanced
                                                                       Subaccount    Subaccount    Subaccount
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                          $    202,631  $  1,192,767    $23,620,155
Changes From Operations:
.. Net investment income (loss)                                               (3,037)      (10,363)       378,350
.. Net realized gain (loss) on investments                                   (17,126)     (452,916)      (487,316)
.. Net change in unrealized depreciation on investments                      (81,564)     (106,536)    (2,355,920)
                                                                       ------------  ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (101,727)     (569,815)    (2,464,886)
Changes From Unit Transactions:
.. Contract purchases                                                        370,274     2,931,222      3,637,597
.. Terminated contracts                                                     (107,812)   (2,479,872)    (4,040,668)
                                                                       ------------  ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      262,462       451,350       (403,071)
                                                                       ------------  ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     160,735      (118,465)    (2,867,957)
                                                                       ------------  ------------    -----------
NET ASSETS AT DECEMBER 31, 2002                                             363,366     1,074,302     20,752,198
Changes From Operations:
.. Net investment income (loss)                                               (6,345)      (17,891)       353,894
.. Net realized gain (loss) on investments                                   (13,911)       73,075       (369,819)
.. Net change in unrealized appreciation on investments                      201,012       538,264      3,808,868
                                                                       ------------  ------------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        180,756       593,448      3,792,943
Changes From Unit Transactions:
.. Contract purchases                                                        780,090     4,638,408      4,157,467
.. Terminated contracts                                                     (279,528)   (3,579,234)    (3,859,524)
                                                                       ------------  ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      500,562     1,059,174        297,943
                                                                       ------------  ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     681,318     1,652,622      4,090,886
                                                                       ------------  ------------    -----------
NET ASSETS AT DECEMBER 31, 2003                                        $  1,044,684  $  2,726,924    $24,843,084
                                                                       ============  ============    ===========


                                                                       Fidelity VIP  Fidelity VIP  Fidelity VIP
                                                                       Equity-Income Growth        Money Market
                                                                       Subaccount    Subaccount    Subaccount
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                          $ 74,963,831  $192,339,808    $   101,865
Changes From Operations:
.. Net investment income (loss)                                              527,219    (1,110,450)           984
.. Net realized gain (loss) on investments                                   513,096    (7,197,423)            --
.. Net change in unrealized depreciation on investments                  (13,814,812)  (48,933,574)            --
                                                                       ------------  ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         (12,774,497)  (57,241,447)           984
Changes From Unit Transactions:
.. Contract purchases                                                      9,792,909    16,757,395        542,456
.. Terminated contracts                                                  (15,957,134)  (31,554,385)      (568,251)
                                                                       ------------  ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS   (6,164,225)  (14,796,990)       (25,795)
                                                                       ------------  ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 (18,938,722)  (72,038,437)       (24,811)
                                                                       ------------  ------------    -----------
NET ASSETS AT DECEMBER 31, 2002                                          56,025,109   120,301,371         77,054
Changes From Operations:
.. Net investment income (loss)                                              475,696      (960,554)           508
.. Net realized gain (loss) on investments                                  (671,924)   (4,752,660)            --
.. Net change in unrealized appreciation on investments                   16,133,305    42,500,089             --
                                                                       ------------  ------------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     15,937,077    36,786,875            508
Changes From Unit Transactions:
.. Contract purchases                                                      7,859,805    13,128,301        388,719
.. Terminated contracts                                                   (9,247,703)  (21,473,418)      (428,586)
                                                                       ------------  ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS   (1,387,898)   (8,345,117)       (39,867)
                                                                       ------------  ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  14,549,179    28,441,758        (39,359)
                                                                       ------------  ------------    -----------
NET ASSETS AT DECEMBER 31, 2003                                        $ 70,574,288  $148,743,129    $    37,695
                                                                       ============  ============    ===========

                                                                       American Funds
                                                                       Growth Class 2
                                                                       Subaccount
---------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                            $ 3,797,054
Changes From Operations:
.. Net investment income (loss)                                               (42,590)
.. Net realized gain (loss) on investments                                   (151,207)
.. Net change in unrealized depreciation on investments                    (1,056,679)
                                                                         -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           (1,250,476)
Changes From Unit Transactions:
.. Contract purchases                                                       3,651,853
.. Terminated contracts                                                    (1,182,782)
                                                                         -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS     2,469,071
                                                                         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    1,218,595
                                                                         -----------
NET ASSETS AT DECEMBER 31, 2002                                            5,015,649
Changes From Operations:
.. Net investment income (loss)                                               (63,262)
.. Net realized gain (loss) on investments                                   (101,919)
.. Net change in unrealized appreciation on investments                     2,408,921
                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       2,243,740
Changes From Unit Transactions:
.. Contract purchases                                                       5,126,089
.. Terminated contracts                                                    (1,384,248)
                                                                         -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS     3,741,841
                                                                         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    5,985,581
                                                                         -----------
NET ASSETS AT DECEMBER 31, 2003                                          $11,001,230
                                                                         ===========

                                                                       Janus Aspen
                                                                       Series Worldwide
                                                                       Growth
                                                                       Subaccount
---------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                            $30,818,878
Changes From Operations:
.. Net investment income (loss)                                               (22,233)
.. Net realized gain (loss) on investments                                 (2,545,454)
.. Net change in unrealized depreciation on investments                    (5,336,725)
                                                                         -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           (7,904,412)
Changes From Unit Transactions:
.. Contract purchases                                                       5,307,072
.. Terminated contracts                                                    (6,983,462)
                                                                         -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS    (1,676,390)
                                                                         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (9,580,802)
                                                                         -----------
NET ASSETS AT DECEMBER 31, 2002                                           21,238,076
Changes From Operations:
.. Net investment income (loss)                                                25,974
.. Net realized gain (loss) on investments                                 (2,716,321)
.. Net change in unrealized appreciation on investments                     7,260,062
                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       4,569,715
Changes From Unit Transactions:
.. Contract purchases                                                       3,846,469
.. Terminated contracts                                                    (6,005,788)
                                                                         -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS    (2,159,319)
                                                                         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    2,410,396
                                                                         -----------
NET ASSETS AT DECEMBER 31, 2003                                          $23,648,472
                                                                         ===========

See accompanying notes.

American Funds               Delaware      Delaware         Dreyfus                                   Fidelity VIP
International  Baron Capital VIPT REIT     VIPT Trend       Developing                  Fidelity VIP  Contrafund
Class 2        Asset         Service Class Service Class    Leaders       Dreyfus Index Asset Manager Service Class 2
Subaccount     Subaccount    Subaccount    Subaccount       Subaccount    Subaccount    Subaccount    Subaccount
---------------------------------------------------------------------------------------------------------------------
 $   380,425    $14,680,384   $ 2,051,851    $   469,020    $ 73,676,928  $120,565,408  $ 80,643,990    $  522,716
       5,218       (160,408)       15,520         (6,305)       (623,920)      345,676     2,211,411        (4,306)
     (63,720)       100,718        29,234        (55,817)     (3,214,417)     (481,276)   (2,412,925)       (4,988)
     (62,679)    (2,774,094)     (163,874)       (82,534)    (10,706,263)  (26,806,047)   (7,491,453)      (85,354)
 -----------    -----------   -----------    -----------    ------------  ------------  ------------    ----------
    (121,181)    (2,833,784)     (119,120)      (144,656)    (14,544,600)  (26,941,647)   (7,692,967)      (94,648)
   2,603,404      9,039,635     7,258,002        846,784       9,315,584    13,569,885     7,376,102     1,043,088
  (1,879,594)    (5,686,570)   (3,170,576)      (505,823)    (12,781,863)  (23,516,951)  (14,395,066)     (203,744)
 -----------    -----------   -----------    -----------    ------------  ------------  ------------    ----------
     723,810      3,353,065     4,087,426        340,961      (3,466,279)   (9,947,066)   (7,018,964)      839,344
 -----------    -----------   -----------    -----------    ------------  ------------  ------------    ----------
     602,629        519,281     3,968,306        196,305     (18,010,879)  (36,888,713)  (14,711,931)      744,696
 -----------    -----------   -----------    -----------    ------------  ------------  ------------    ----------
     983,054     15,199,665     6,020,157        665,325      55,666,049    83,676,695    65,932,059     1,267,412
      17,257       (166,959)       90,922         (9,935)       (592,211)      463,902     1,771,997       (13,112)
       6,266         69,111        90,201          4,982      (1,613,089)     (376,159)   (1,595,544)        7,145
     482,500      4,431,083     1,898,810        300,521      18,927,058    22,234,246    10,554,253       461,283
 -----------    -----------   -----------    -----------    ------------  ------------  ------------    ----------
     506,023      4,333,235     2,079,933        295,568      16,721,758    22,321,989    10,730,706       455,316
   1,883,050      4,179,087     3,553,533        832,938       7,032,970    11,590,567     6,945,278     1,280,947
    (366,447)    (3,883,579)   (2,076,480)      (260,701)     (7,610,212)  (13,609,581)  (12,919,792)     (579,873)
 -----------    -----------   -----------    -----------    ------------  ------------  ------------    ----------
   1,516,603        295,508     1,477,053        572,237        (577,242)   (2,019,014)   (5,974,514)      701,074
 -----------    -----------   -----------    -----------    ------------  ------------  ------------    ----------
   2,022,626      4,628,743     3,556,986        867,805      16,144,516    20,302,975     4,756,192     1,156,390
 -----------    -----------   -----------    -----------    ------------  ------------  ------------    ----------
 $ 3,005,680    $19,828,408   $ 9,577,143    $ 1,533,130    $ 71,810,565  $103,979,670  $ 70,688,251    $2,423,802
 ===========    ===========   ===========    ===========    ============  ============  ============    ==========

Lincoln VIPT   Lincoln VIPT  Lincoln VIPT                                               T. Rowe Price
Aggressive     Capital       Growth and    Lincoln VIPT     NB AMT Mid-   NB AMT        International
Growth         Appreciation  Income        Social Awareness Cap Growth    Partners      Stock
Subaccount     Subaccount    Subaccount    Subaccount       Subaccount    Subaccount    Subaccount
------------------------------------------------------------------------------------------------------
 $27,314,754    $   710,367   $   681,874    $15,320,691    $    669,714  $  4,382,780  $ 19,055,739
    (215,054)        (6,969)        5,206         (1,609)         (6,544)      (20,804)      (10,446)
  (2,834,726)       (46,908)      (53,511)      (650,464)        (76,856)     (185,739)     (654,774)
  (5,269,589)      (171,071)     (222,136)    (2,872,839)       (153,180)   (1,067,420)   (2,858,167)
 -----------    -----------   -----------    -----------    ------------  ------------  ------------
  (8,319,369)      (224,948)     (270,441)    (3,524,912)       (236,580)   (1,273,963)   (3,523,387)
   4,419,334        544,447     1,428,175      2,823,154         568,238     2,700,513     2,434,679
  (5,491,663)      (250,345)     (495,817)    (2,614,534)       (361,238)   (1,709,025)   (3,664,062)
 -----------    -----------   -----------    -----------    ------------  ------------  ------------
  (1,072,329)       294,102       932,358        208,620         207,000       991,488    (1,229,383)
 -----------    -----------   -----------    -----------    ------------  ------------  ------------
  (9,391,698)        69,154       661,917     (3,316,292)        (29,580)     (282,475)   (4,752,770)
 -----------    -----------   -----------    -----------    ------------  ------------  ------------
  17,923,056        779,521     1,343,791     12,004,399         640,134     4,100,305    14,302,969
    (203,388)       (10,799)        9,322        (13,209)         (8,765)      (50,576)       44,612
  (1,506,854)       (27,485)      (36,365)      (617,155)        (14,806)      (95,085)     (463,185)
   7,344,158        349,872       570,076      4,310,204         242,653     1,662,594     4,587,389
 -----------    -----------   -----------    -----------    ------------  ------------  ------------
   5,633,916        311,588       543,033      3,679,840         219,082     1,516,933     4,168,816
   3,581,628        614,353     2,010,564      2,498,277         489,551     2,198,804     2,471,155
  (3,434,158)      (236,439)     (851,332)    (1,951,603)       (146,208)   (1,189,749)   (2,648,781)
 -----------    -----------   -----------    -----------    ------------  ------------  ------------
     147,470        377,914     1,159,232        546,674         343,343     1,009,055      (177,626)
 -----------    -----------   -----------    -----------    ------------  ------------  ------------
   5,781,386        689,502     1,702,265      4,226,514         562,425     2,525,988     3,991,190
 -----------    -----------   -----------    -----------    ------------  ------------  ------------
 $23,704,442    $ 1,469,023   $ 3,046,056    $16,230,913    $  1,202,559  $  6,626,293  $ 18,294,159
 ===========    ===========   ===========    ===========    ============  ============  ============

Lincoln National Variable Annuity Account L

Notes to financial statements

1. Accounting Policies and Account Information
The Variable Account: Lincoln National Variable Annuity Account L (Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. Beginning June 30, 1999, contracts are eligible for the lower, or "Breakpoint", mortality and expense risk charge if criteria has been satisfied that the Company realizes lower issue and administrative cost.

The assets of the Variable Account are owned by the Company. The Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

Investments: The assets of the Variable Account are divided into variable subaccounts each of which is invested in shares of twenty three mutual funds (the Funds) of eleven diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund (ABVPSF):
  ABVPSF Growth Class B Fund
  ABVPSF Technology Class B Fund

American Century Variable Portfolios, Inc. (American Century VP):
  American Century VP Balanced Portfolio

American Funds Insurance Series (American Funds):
  American Funds Growth Class 2 Fund
  American Funds International Class 2 Fund

Baron Capital Funds Trust (Baron Capital):
  Baron Capital Asset Fund

Delaware VIP Trust (Delaware VIPT)*:
  Delaware VIPT REIT Service Class Series
  Delaware VIPT Trend Service Class Series

Dreyfus Variable Investment Fund (Dreyfus):
  Dreyfus Developing Leaders Portfolio
  Dreyfus Index Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
  Fidelity VIP Asset Manager Portfolio
  Fidelity VIP Contrafund Service Class 2 Portfolio
  Fidelity VIP Equity-Income Portfolio
  Fidelity VIP Growth Portfolio
  Fidelity VIP Money Market Portfolio

Janus Aspen Series:
  Janus Aspen Series Worldwide Growth Portfolio

Lincoln Variable Insurance Products Trust (Lincoln VIPT)*:
  Lincoln VIPT Aggressive Growth Fund
  Lincoln VIPT Capital Appreciation Fund
  Lincoln VIPT Growth & Income Fund
  Lincoln VIPT Social Awareness Fund

Neuberger Berman Advisors Management Trust (NB AMT):
  NB AMT Mid-Cap Growth Fund
  NB AMT Partners Fund

T. Rowe Price International Series, Inc. (T. Rowe Price):
  T. Rowe Price International Stock Portfolio

* Denotes an affiliate of The Lincoln National Life Insurance Company.

The Fidelity VIP Money Market Portfolio is used only for investments of initial contributions for which the Company has not received complete order instructions. Upon receipt of complete order instructions, the payments transferred to the Fidelity VIP Money Market Portfolio are allocated to purchase shares of one of the above Funds.

Investments in the Funds are stated at the closing net asset value per share on December 31, 2003, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date with the exception of Fidelity VIP Money Market Portfolio, which is invested monthly. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

Lincoln National Variable Annuity Account L

2. Mortality and Expense Guarantees and Other Transactions with Affiliates Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day with the exception of Fidelity VIP Money Market Portfolio, which does not have a mortality and expense charge. The rates are as follows:

.. Standard at a daily rate of .00273973 (1.00% on an annual basis) .. Breakpoint at a daily rate of .00205479 (.75% on an annual basis)

Accordingly, the Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

Lincoln National Variable Annuity Account L

3. Condensed Financial Information
A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for the year ended December 31, 2003 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                        Unit Value Unit Value                                    Investment
                                        Beginning  End of     Units                    Total     Income
Subaccount                              of Period  Period     Outstanding Net Assets   Return(1) Ratio(2)
-----------------------------------------------------------------------------------------------------------
ABVPSF Growth Class B                                                                                 --
  Breakpoint (.75% Fee Rate)              $ 4.72     $ 6.31        4,037  $     25,473   33.70%
  Standard (1.00% Fee Rate)                 4.69       6.26      162,832     1,019,211   33.36%
ABVPSF Technology Class B                                                                             --
  Breakpoint (.75% Fee Rate)                3.03       4.33       13,101        56,712   42.72%
  Standard (1.00% Fee Rate)                 3.02       4.29      621,876     2,670,212   42.36%
American Century VP Balanced                                                                        2.57%
  Breakpoint (.75% Fee Rate)               19.26      22.84       66,594     1,521,015   18.57%
  Standard (1.00% Fee Rate)                19.10      22.59    1,032,612    23,322,069   18.27%
American Funds Growth Class 2                                                                       0.14%
  Breakpoint (.75% Fee Rate)                5.48       7.44       16,479       122,622   35.79%
  Standard (1.00% Fee Rate)                 5.45       7.38    1,473,983    10,878,608   35.45%
American Funds International Class 2                                                                2.16%
  Breakpoint (.75% Fee Rate)                5.77       7.72        8,794        67,930   33.85%
  Standard (1.00% Fee Rate)                 5.74       7.66      383,428     2,937,750   33.51%
Baron Capital Asset                                                                                   --
  Breakpoint (.75% Fee Rate)               16.33      21.07       20,296       427,709   29.04%
  Standard (1.00% Fee Rate)                16.19      20.83      931,165    19,400,699   28.72%
Delaware VIPT REIT Service Class                                                                    2.26%
  Breakpoint (.75% Fee Rate)               11.82      15.68       15,077       236,473   32.73%
  Standard (1.00% Fee Rate)                11.75      15.56      600,369     9,340,670   32.40%
Delaware VIPT Trend Service Class                                                                     --
  Breakpoint (.75% Fee Rate)                5.18       6.93        2,862        19,844   33.79%
  Standard (1.00% Fee Rate)                 5.15       6.88      219,988     1,513,286   33.45%
Dreyfus Developing Leaders                                                                          0.03%
  Breakpoint (.75% Fee Rate)               17.31      22.63       73,886     1,671,691   30.71%
  Standard (1.00% Fee Rate)                17.16      22.37    3,135,069    70,138,874   30.38%
Dreyfus Index                                                                                       1.50%
  Breakpoint (.75% Fee Rate)               27.37      34.88      130,788     4,561,432   27.41%
  Standard (1.00% Fee Rate)                27.14      34.49    2,882,838    99,418,238   27.09%
Fidelity VIP Asset Manager                                                                          3.57%
  Breakpoint (.75% Fee Rate)               21.23      24.86       71,220     1,770,498   17.09%
  Standard (1.00% Fee Rate)                21.05      24.58    2,803,603    68,917,753   16.80%
Fidelity VIP Contrafund Service Class 2                                                             0.25%
  Breakpoint (.75% Fee Rate)                7.34       9.34        3,054        28,532   27.24%
  Standard (1.00% Fee Rate)                 7.30       9.27      258,526     2,395,270   26.92%
Fidelity VIP Equity-Income                                                                          1.78%
  Breakpoint (.75% Fee Rate)               19.48      25.20       59,081     1,488,849   29.36%
  Standard (1.00% Fee Rate)                19.31      24.92    2,772,458    69,085,439   29.03%
Fidelity VIP Growth                                                                                 0.27%
  Breakpoint (.75% Fee Rate)               26.70      35.21       82,198     2,894,125   31.86%
  Standard (1.00% Fee Rate)                26.47      34.81    4,189,299   145,849,004   31.53%
Fidelity VIP Money Market                                                                           1.04%
  Breakpoint (0.00% Fee Rate)              14.87      15.02            6            95    1.00%
  Standard (0.00% Fee Rate)                14.86      15.01        2,505        37,600    1.00%
Janus Aspen Series Worldwide Growth                                                                 1.11%
  Breakpoint (.75% Fee Rate)                9.72      11.97       80,508       963,468   23.06%
  Standard (1.00% Fee Rate)                 9.64      11.83    1,917,088    22,685,004   22.76%
Lincoln VIPT Aggressive Growth                                                                        --
  Breakpoint (.75% Fee Rate)                7.79      10.25       91,319       936,172   31.63%
  Standard (1.00% Fee Rate)                 7.72      10.14    2,246,107    22,768,270   31.30%
Lincoln VIPT Capital Appreciation                                                                     --
  Breakpoint (.75% Fee Rate)                4.40       5.78       10,607        61,336   31.47%
  Standard (1.00% Fee Rate)                 4.37       5.74      245,423     1,407,687   31.14%
Lincoln VIPT Growth and Income                                                                      1.45%
  Breakpoint (.75% Fee Rate)                6.17       7.95       10,094        80,230   28.75%
  Standard (1.00% Fee Rate)                 6.14       7.88      376,195     2,965,826   28.42%

Lincoln National Variable Annuity Account L

                                  Unit Value Unit Value                                   Investment
                                  Beginning  End of     Units                   Total     Income
Subaccount                        of Period  Period     Outstanding Net Assets  Return(1) Ratio(2)
----------------------------------------------------------------------------------------------------
Lincoln VIPT Social Awareness                                                                0.89%
  Breakpoint (.75% Fee Rate)        $9.24      $12.10       76,622  $   927,038   30.88%
  Standard (1.00% Fee Rate)          9.16       11.96    1,279,237   15,303,875   30.55%
NB AMT Mid-Cap Growth                                                                          --
  Breakpoint (.75% Fee Rate)         4.03        5.12        3,020       15,462   27.12%
  Standard (1.00% Fee Rate)          4.00        5.08      233,771    1,187,097   26.80%
NB AMT Partners                                                                                --
  Breakpoint (.75% Fee Rate)         9.16       12.29       38,238      469,781   34.08%
  Standard (1.00% Fee Rate)          9.08       12.15      506,797    6,156,512   33.75%
T. Rowe Price International Stock                                                            1.28%
  Breakpoint (.75% Fee Rate)         9.68       12.54       39,969      501,108   29.55%
  Standard (1.00% Fee Rate)          9.59       12.40    1,435,237   17,793,051   29.23%

(1)These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(2)These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Lincoln Life Variable Annuity Account L

A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for the year ended December 31, 2002 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                        Unit Value Unit Value                                    Investment
                                        Beginning  End of     Units                    Total     Income
Subaccount                              of Period  Period     Outstanding Net Assets   Return(1) Ratio(2)
-----------------------------------------------------------------------------------------------------------
American Funds Growth Class 2                                                                       0.04%
  Standard (1.00% Fee Rate)               $ 7.29     $ 5.45      899,767  $  4,902,784  (25.21)%
  Breakpoint (.75% Fee Rate)                7.31       5.48       20,595       112,865  (25.02)%
American Funds International Class 2                                                                1.66%
  Standard (1.00% Fee Rate)                 6.81       5.74      162,873       934,683  (15.69)%
  Breakpoint (.75% Fee Rate)                6.83       5.77        8,382        48,371  (15.48)%
American Century VP Balanced                                                                        2.73%
  Standard (1.00% Fee Rate)                21.33      19.10    1,006,373    19,218,021  (10.46)%
  Breakpoint (.75% Fee Rate)               21.46      19.26       79,642     1,534,177  (10.23)%
ABVPSF Growth Class B                                                                                 --
  Standard (1.00% Fee Rate)                 6.61       4.69       70,305       329,971  (28.98)%
  Breakpoint (.75% Fee Rate)                6.63       4.72        7,075        33,395  (28.80)%
ABVPSF Technology Class B                                                                             --
  Standard (1.00% Fee Rate)                 5.24       3.02      345,332     1,041,570  (42.39)%
  Breakpoint (.75% Fee Rate)                5.25       3.03       10,791        32,732  (42.24)%
Baron Capital Asset                                                                                   --
  Standard (1.00% Fee Rate)                19.05      16.19      911,128    14,747,712  (15.05)%
  Breakpoint (.75% Fee Rate)               19.18      16.33       27,676       451,953  (14.84)%
Delaware VIPT REIT Service Class                                                                    1.35%
  Standard (1.00% Fee Rate)                11.37      11.75      495,151     5,818,562    3.34%
  Breakpoint (.75% Fee Rate)               11.41      11.82       17,060       201,595    3.60%
Delaware VIPT Trend Service Class                                                                     --
  Standard (1.00% Fee Rate)                 6.51       5.15      122,533       631,603  (20.86)%
  Breakpoint (.75% Fee Rate)                6.53       5.18        6,506        33,722  (20.66)%
Dreyfus Developing Leaders                                                                          0.04%
  Standard (1.00% Fee Rate)                21.43      17.16    3,152,783    54,099,333  (19.93)%
  Breakpoint (.75% Fee Rate)               21.56      17.31       90,510     1,566,716  (19.73)%
Dreyfus Index                                                                                       1.33%
  Standard (1.00% Fee Rate)                35.30      27.14    2,921,526    79,278,114  (23.14)%
  Breakpoint (.75% Fee Rate)               35.53      27.37      160,681     4,398,581  (22.94)%
Fidelity VIP Asset Manager                                                                          4.09%
  Standard (1.00% Fee Rate)                23.29      21.05    3,052,390    64,239,918   (9.64)%
  Breakpoint (.75% Fee Rate)               23.44      21.23       79,703     1,692,141   (9.41)%
Fidelity VIP Contrafund Service Class 2                                                             0.47%
  Standard (1.00% Fee Rate)                 8.16       7.30      167,015     1,219,192  (10.50)%
  Breakpoint (.75% Fee Rate)                8.18       7.34        6,568        48,220  (10.28)%
Fidelity VIP Equity-Income                                                                          1.81%
  Standard (1.00% Fee Rate)                23.49      19.31    2,830,159    54,654,662  (17.77)%
  Breakpoint (.75% Fee Rate)               23.63      19.48       70,347     1,370,447  (17.57)%
Fidelity VIP Growth                                                                                 0.26%
  Standard (1.00% Fee Rate)                38.25      26.47    4,445,323   117,665,138  (30.80)%
  Breakpoint (.75% Fee Rate)               38.49      26.70       98,726     2,636,233  (30.63)%
Fidelity VIP Money Market                                                                           1.73%
  Standard (0.00% Fee Rate)                14.61      14.86        5,151        76,530    1.70%
  Breakpoint (0.00% Fee Rate)              14.63      14.87           35           526    1.63%
Janus Aspen Series Worldwide Growth                                                                 0.90%
  Standard (1.00% Fee Rate)                13.07       9.64    2,089,947    20,145,697  (26.24)%
  Breakpoint (.75% Fee Rate)               13.15       9.72      112,334     1,092,379  (26.06)%
Lincoln VIPT Aggressive Growth                                                                        --
  Standard (1.00% Fee Rate)                11.18       7.72    2,202,293    17,002,129  (30.92)%
  Breakpoint (.75% Fee Rate)               11.25       7.79      118,246       920,927  (30.74)%
Lincoln VIPT Capital Appreciation                                                                     --
  Standard (1.00% Fee Rate)                 6.05       4.37      164,776       720,678  (27.69)%
  Breakpoint (.75% Fee Rate)                6.07       4.40       13,378        58,843  (27.51)%
Lincoln VIPT Growth and Income                                                                      1.48%
  Standard (1.00% Fee Rate)                 7.95       6.14      192,771     1,183,385  (22.82)%
  Breakpoint (.75% Fee Rate)                7.98       6.17       25,982       160,406  (22.63)%

Lincoln Life Variable Annuity Account L

                                  Unit Value Unit Value                                   Investment
                                  Beginning  End of     Units                   Total     Income
Subaccount                        of Period  Period     Outstanding Net Assets  Return(1) Ratio(2)
----------------------------------------------------------------------------------------------------
Lincoln VIPT Social Awareness                                                                0.97%
  Standard (1.00% Fee Rate)         $11.88     $9.16     1,213,098  $11,116,523  (22.90)%
  Breakpoint (.75% Fee Rate)         11.96      9.24        96,044      887,876  (22.70)%
NB AMT Mid-Cap Growth                                                                          --
  Standard (1.00% Fee Rate)           5.72      4.00       153,644      615,306  (30.04)%
  Breakpoint (.75% Fee Rate)          5.74      4.03         6,165       24,828  (29.87)%
NB AMT Partners                                                                              0.50%
  Standard (1.00% Fee Rate)          12.09      9.08       405,060    3,679,097  (24.90)%
  Breakpoint (.75% Fee Rate)         12.17      9.16        45,969      421,208  (24.71)%
T. Rowe Price International Stock                                                            0.93%
  Standard (1.00% Fee Rate)          11.86      9.59     1,437,681   13,792,354  (19.11)%
  Breakpoint (.75% Fee Rate)         11.93      9.68        52,761      510,615  (18.90)%

(1)These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(2)These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Lincoln Life Variable Annuity Account L

A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for the year ended December 31, 2001 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                        Unit Value Unit Value                                    Investment
                                        Beginning  End of     Units                    Total     Income
Subaccount                              of Period  Period     Outstanding Net Assets   Return(1) Ratio(2)
-----------------------------------------------------------------------------------------------------------
American Funds Growth Class 2                                                                       0.44%
  Standard (1.00% Fee Rate)               $ 8.99     $ 7.29      510,422  $  3,718,589  (18.97)%
  Breakpoint (.75% Fee Rate)                9.00       7.31       10,736        78,465  (18.76)%
American Funds International Class 2                                                                0.77%
  Standard (1.00% Fee Rate)                 8.58       6.81       53,280       362,663  (20.69)%
  Breakpoint (.75% Fee Rate)                8.59       6.83        2,601        17,762  (20.49)%
American Century VP Balanced                                                                        2.79%
  Standard (1.00% Fee Rate)                22.33      21.33    1,015,334    21,653,723   (4.49)%
  Breakpoint (.75% Fee Rate)               22.41      21.46       91,634     1,966,432   (4.26)%
ABVPSF Growth Class B                                                                               0.22%
  Standard (1.00% Fee Rate)                 8.74       6.61       28,250       186,692  (24.41)%
  Breakpoint (.75% Fee Rate)                8.75       6.63        2,404        15,939  (24.22)%
ABVPSF Technology Class B                                                                             --
  Standard (1.00% Fee Rate)                 7.09       5.24      221,683     1,160,577  (26.20)%
  Breakpoint (.75% Fee Rate)                7.10       5.25        6,129        32,190  (26.01)%
Baron Capital Asset                                                                                   --
  Standard (1.00% Fee Rate)                17.13      19.05      740,308    14,105,976   11.22%
  Breakpoint (.75% Fee Rate)               17.20      19.18       29,955       574,408   11.50%
Delaware VIP REIT Service Class                                                                     1.34%
  Standard (1.00% Fee Rate)                10.57      11.37      178,983     2,035,282    7.59%
  Breakpoint (.75% Fee Rate)               10.58      11.41        1,453        16,569    7.86%
Delaware VIP Trend Service Class                                                                      --
  Standard (1.00% Fee Rate)                 7.78       6.51       67,417       439,106  (16.30)%
  Breakpoint (.75% Fee Rate)                7.79       6.53        4,579        29,914  (16.09)%
Dreyfus Developing Leaders                                                                          0.44%
  Standard (1.00% Fee Rate)                23.06      21.43    3,318,576    71,116,874   (7.05)%
  Breakpoint (.75% Fee Rate)               23.14      21.56      118,719     2,560,054   (6.82)%
Dreyfus Index                                                                                       1.09%
  Standard (1.00% Fee Rate)                40.60      35.30    3,208,747   113,280,361  (13.05)%
  Breakpoint (.75% Fee Rate)               40.76      35.53      205,068     7,285,047  (12.84)%
Fidelity VIP Asset Manager                                                                          4.35%
  Standard (1.00% Fee Rate)                24.53      23.29    3,359,598    78,245,406   (5.04)%
  Breakpoint (.75% Fee Rate)               24.62      23.44      102,347     2,398,584   (4.81)%
Fidelity VIP Contrafund Service Class 2                                                             0.10%
  Standard (1.00% Fee Rate)                 9.41       8.16       61,876       504,701  (13.34)%
  Breakpoint (.75% Fee Rate)                9.42       8.18        2,201        18,015  (13.12)%
Fidelity VIP Equity-Income                                                                          1.73%
  Standard (1.00% Fee Rate)                24.96      23.49    3,059,272    71,849,627   (5.90)%
  Breakpoint (.75% Fee Rate)               25.05      23.63      131,774     3,114,204   (5.67)%
Fidelity VIP Growth                                                                                 0.08%
  Standard (1.00% Fee Rate)                46.92      38.25    4,882,893   186,778,129  (18.47)%
  Breakpoint (.75% Fee Rate)               47.09      38.49      144,490     5,561,679  (18.27)%
Fidelity VIP Money Market                                                                           4.49%
  Standard (0.00% Fee Rate)                14.02      14.61        6,943       101,439    4.18%
  Breakpoint (0.00% Fee Rate)              14.05      14.63           29           426    4.12%
Janus Aspen Series Worldwide Growth                                                                 0.48%
  Standard (1.00% Fee Rate)                17.02      13.07    2,217,936    28,986,639  (23.21)%
  Breakpoint (.75% Fee Rate)               17.08      13.15      139,317     1,832,239  (23.02)%
Lincoln VIPT Aggressive Growth                                                                        --
  Standard (1.00% Fee Rate)                16.92      11.18    2,305,947    25,769,397  (33.95)%
  Breakpoint (.75% Fee Rate)               16.98      11.25      137,420     1,545,357  (33.79)%
Lincoln VIPT Capital Appreciation                                                                     --
  Standard (1.00% Fee Rate)                 8.24       6.05      110,411       667,821  (26.62)%
  Breakpoint (.75% Fee Rate)                8.25       6.07        7,012        42,546  (26.44)%
Lincoln VIPT Growth & Income                                                                        1.67%
  Standard (1.00% Fee Rate)                 9.05       7.95       81,273       646,470  (12.11)%
  Breakpoint (.75% Fee Rate)                9.06       7.98        4,437        35,404  (11.89)%

Lincoln Life Variable Annuity Account L

                                  Unit Value Unit Value                                   Investment
                                  Beginning  End of     Units                   Total     Income
Subaccount                        of Period  Period     Outstanding Net Assets  Return(1) Ratio(2)
----------------------------------------------------------------------------------------------------
Lincoln VIPT Social Awareness                                                                0.67%
  Standard (1.00% Fee Rate)         $13.27     $11.88    1,172,988  $13,940,700  (10.43)%
  Breakpoint (.75% Fee Rate)         13.32      11.96      115,389    1,379,991  (10.20)%
NB AMT Mid-Cap Growth                                                                          --
  Standard (1.00% Fee Rate)           7.67       5.72      114,966      658,136  (25.40)%
  Breakpoint (.75% Fee Rate)          7.68       5.74        2,016       11,578  (25.21)%
NB AMT Partners                                                                              0.34%
  Standard (1.00% Fee Rate)          12.57      12.09      323,196    3,908,744   (3.79)%
  Breakpoint (.75% Fee Rate)         12.62      12.17       38,951      474,036   (3.55)%
T. Rowe Price International Stock                                                            1.92%
  Standard (1.00% Fee Rate)          15.40      11.86    1,544,040   18,311,221  (22.99)%
  Breakpoint (.75% Fee Rate)         15.46      11.93       62,388      744,518  (22.80)%

(1)These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(2)These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Lincoln Life Variable Annuity Account L

A summary of the unit values, units outstanding, net assets and total return ratio for variable annuity contracts as of and for the year or period ended December 31, 2000 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                        Unit Value Unit Value
                                        Beginning  End of     Units                    Total
Subaccount                              of Period  Period     Outstanding Net Assets   Return(2)
------------------------------------------------------------------------------------------------
American Funds Growth Class 2
  Standard (1.00% Fee Rate)(1)            $10.00     $ 8.99       88,402  $    794,791  (10.09)%
  Breakpoint (.75% Fee Rate)(1)            10.00       9.00        1,354        12,184  (10.03)%
American Funds International Class 2
  Standard (1.00% Fee Rate)(1)             10.00       8.58       17,071       146,504  (14.18)%
  Breakpoint (.75% Fee Rate)(1)            10.00       8.59          257         2,207  (14.13)%
American Century VP Balanced
  Standard (1.00% Fee Rate)                23.17      22.33    1,000,361    22,338,446   (3.62)%
  Breakpoint (.75% Fee Rate)               23.20      22.41       98,177     2,200,554   (3.38)%
ABVPSF Growth Class B
  Standard (1.00% Fee Rate)(1)             10.00       8.74        7,963        69,622  (12.57)%
  Breakpoint (.75% Fee Rate)(1)            10.00       8.75          246         2,152  (12.52)%
ABVPSF Technology Class B
  Standard (1.00% Fee Rate)(1)             10.00       7.09       57,948       411,064  (29.06)%
  Breakpoint (.75% Fee Rate)(1)            10.00       7.10          886         6,291  (29.02)%
Baron Capital Asset
  Standard (1.00% Fee Rate)                17.78      17.13      635,037    10,879,192   (3.62)%
  Breakpoint (.75% Fee Rate)               17.80      17.20       31,568       542,902   (3.38)%
Delaware VIP REIT Service Class
  Standard (1.00% Fee Rate)(1)             10.00      10.57       56,394       596,041    5.69%
  Breakpoint (.75% Fee Rate)(1)            10.00      10.58        1,185        12,530    5.75%
Delaware VIP Trend Service Class
  Standard (1.00% Fee Rate)(1)             10.00       7.78       45,133       351,193  (22.19)%
  Breakpoint (.75% Fee Rate)(1)            10.00       7.79          111           862  (22.14)%
Dreyfus Developing Leaders
  Standard (1.00% Fee Rate)                20.55      23.06    3,367,776    77,646,264   12.18%
  Breakpoint (.75% Fee Rate)               20.58      23.14      158,898     3,677,223   12.46%
Dreyfus Index
  Standard (1.00% Fee Rate)                45.21      40.60    3,325,274   135,020,981  (10.18)%
  Breakpoint (.75% Fee Rate)               45.27      40.76      281,736    11,482,716   (9.96)%
Fidelity VIP Asset Manager
  Standard (1.00% Fee Rate)                25.79      24.53    3,547,030    86,999,419   (4.88)%
  Breakpoint (.75% Fee Rate)               25.82      24.62      199,540     4,912,520   (4.65)%
Fidelity VIP Contrafund Service Class 2
  Standard (1.00% Fee Rate)(1)             10.00       9.41        2,055        19,339   (5.88)%
  Breakpoint (.75% Fee Rate)(1)            10.00       9.42          157         1,481   (5.81)%
Fidelity VIP Equity-Income
  Standard (1.00% Fee Rate)                23.25      24.96    3,029,812    75,620,676    7.34%
  Breakpoint (.75% Fee Rate)               23.28      25.05      154,712     3,875,905    7.61%
Fidelity VIP Growth
  Standard (1.00% Fee Rate)                53.23      46.92    5,135,858   240,959,335  (11.87)%
  Breakpoint (.75% Fee Rate)               53.30      47.09      184,210     8,675,137  (11.65)%
Fidelity VIP Money Market
  Standard (0.00% Fee Rate)                13.19      14.02        6,807        95,459    6.31%
  Breakpoint (0.00% Fee Rate)              13.19      14.05          352         4,949    6.52%
Janus Aspen Series Worldwide Growth
  Standard (1.00% Fee Rate)                20.38      17.02    2,225,124    37,869,647  (16.51)%
  Breakpoint (.75% Fee Rate)               20.41      17.08      149,700     2,557,407  (16.30)%
Lincoln VIPT Aggressive Growth
  Standard (1.00% Fee Rate)                17.56      16.92    2,415,990    40,879,195   (3.66)%
  Breakpoint (.75% Fee Rate)               17.58      16.98      155,500     2,641,030   (3.42)%
Lincoln VIPT Capital Appreciation
  Standard (1.00% Fee Rate)(1)             10.00       8.24       25,362       209,063  (17.57)%
  Breakpoint (.75% Fee Rate)(1)            10.00       8.25        2,851        23,519  (17.51)%
Lincoln VIPT Growth & Income
  Standard (1.00% Fee Rate)(1)             10.00       9.05        9,277        83,967   (9.49)%
  Breakpoint (.75% Fee Rate)(1)            10.00       9.06          813         7,359   (9.43)%

Lincoln Life Variable Annuity Account L

                                  Unit Value Unit Value
                                  Beginning  End of     Units                   Total
Subaccount                        of Period  Period     Outstanding Net Assets  Return(2)
-----------------------------------------------------------------------------------------
Lincoln VIPT Social Awareness
  Standard (1.00% Fee Rate)         $14.62     $13.27    1,127,244  $14,956,269   (9.24)%
  Breakpoint (.75% Fee Rate)         14.64      13.32      116,195    1,547,486   (9.01)%
NB AMT Mid-Cap Growth
  Standard (1.00% Fee Rate)(1)       10.00       7.67       58,719      450,575  (23.27)%
  Breakpoint (.75% Fee Rate)(1)      10.00       7.68          830        6,371  (23.22)%
NB AMT Partners
  Standard (1.00% Fee Rate)          12.61      12.57      212,204    2,667,632   (0.30)%
  Breakpoint (.75% Fee Rate)         12.62      12.62       31,752      400,664   (0.05)%
T. Rowe Price International Stock
  Standard (1.00% Fee Rate)          18.93      15.40    1,634,057   25,163,692  (18.65)%
  Breakpoint (.75% Fee Rate)         18.95      15.46       80,106    1,238,211  (18.45)%

(1)Reflects less than a full year of activity. Funds were first received in this option on 9/27/2000.
(2)These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

Lincoln Life Variable Annuity Account L

A summary of the unit values, units outstanding, net assets and total return ratio for variable annuity contracts as of and for the year or period ended December 31, 1999 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                    Unit Value Unit Value
                                    Beginning  End of     Units                    Total
Subaccount                          of Period  Period     Outstanding Net Assets   Return(2)
--------------------------------------------------------------------------------------------
American Century VP Balanced
  Standard (1.00% Fee Rate)           $21.26     $23.17    1,099,207  $ 25,466,854    8.96%
  Breakpoint (.75% Fee Rate)(1)        21.70      23.20       94,046     2,181,660    6.89%
Baron Capital Asset
  Standard (1.00% Fee Rate)            13.22      17.78      460,448     8,184,626   34.48%
  Breakpoint (.75% Fee Rate)(1)        15.58      17.80       22,543       401,258   14.22%
Dreyfus Developing Leaders
  Standard (1.00% Fee Rate)            16.86      20.55    3,429,814    70,489,226   21.93%
  Breakpoint (.75% Fee Rate)(1)        18.72      20.58      191,780     3,946,451    9.91%
Dreyfus Index
  Standard (1.00% Fee Rate)            37.86      45.21    3,814,654   172,452,253   19.41%
  Breakpoint (.75% Fee Rate)(1)        41.58      45.27      351,565    15,913,621    8.85%
Fidelity VIP Asset Manager
  Standard (1.00% Fee Rate)            23.45      25.79    4,152,440   107,076,688    9.99%
  Breakpoint (.75% Fee Rate)(1)        24.28      25.82      251,300     6,488,342    6.34%
Fidelity VIP Equity-Income
  Standard (1.00% Fee Rate)            22.09      23.25    3,855,732    89,652,426    5.27%
  Breakpoint (.75% Fee Rate)(1)        24.43      23.28      182,446     4,247,581   (4.72)%
Fidelity VIP Growth
  Standard (1.00% Fee Rate)            39.12      53.23    5,554,246   295,674,290   36.07%
  Breakpoint (.75% Fee Rate)(1)        44.09      53.30      150,861     8,041,110   20.91%
Fidelity VIP Money Market
  Standard (0.00% Fee Rate)            12.54      13.19       11,959       157,769    5.17%
  Breakpoint (0.00% Fee Rate)(1)       12.84      13.19          162         2,139    2.74%
Janus Aspen Series Worldwide Growth
  Standard (1.00% Fee Rate)            12.52      20.38    1,053,507    21,475,351   62.82%
  Breakpoint (.75% Fee Rate)(1)        13.98      20.41       74,221     1,514,876   46.01%
Lincoln VIPT Aggressive Growth
  Standard (1.00% Fee Rate)            12.45      17.56    1,486,234    26,102,012   41.02%
  Breakpoint (.75% Fee Rate)(1)        12.87      17.58      201,878     3,549,972   36.68%
Lincoln VIPT Social Awareness
  Standard (1.00% Fee Rate)            12.79      14.62    1,107,455    16,189,616   14.29%
  Breakpoint (.75% Fee Rate)(1)        13.36      14.64       88,023     1,288,426    9.58%
NB AMT Partners
  Standard (1.00% Fee Rate)            11.86      12.61      150,328     1,895,472    6.30%
  Breakpoint (.75% Fee Rate)(1)        13.25      12.62       21,291       268,803   (4.74)%
T. Rowe Price International Stock
  Standard (1.00% Fee Rate)            14.34      18.93    1,818,003    34,416,656   32.00%
  Breakpoint (.75% Fee Rate)(1)        14.86      18.95      122,101     2,314,405   27.55%

(1)Reflects less than a full year of activity. Funds were first received in this option on 6/29/1999.
(2)These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

Lincoln National Variable Annuity Account L

4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2003.

                                                 Aggregate  Aggregate
                                                 Cost of    Proceeds
         Subaccount                              Purchases  from Sales
         --------------------------------------------------------------
         ABVPSF Growth Class B                   $  709,893 $   217,514
         ABVPSF Technology Class B                3,776,795   2,762,001
         American Century VP Balanced             2,755,826   2,118,214
         American Funds Growth Class 2            4,056,585     380,096
         American Funds International Class 2     1,698,451     168,922
         Baron Capital Asset                      2,340,577   2,110,946
         Delaware VIPT REIT Service Class         2,576,180     951,414
         Delaware VIPT Trend Service Class          735,143     174,873
         Dreyfus Developing Leaders               2,473,043   3,601,191
         Dreyfus Index                            4,853,706   6,560,651
         Fidelity VIP Asset Manager               4,406,103   8,609,957
         Fidelity VIP Contrafund Service Class 2  1,043,111     359,980
         Fidelity VIP Equity-Income               3,867,772   4,716,466
         Fidelity VIP Growth                      3,314,506  12,666,141
         Fidelity VIP Money Market                  241,132     283,472
         Janus Aspen Series Worldwide Growth      1,476,332   3,624,951
         Lincoln VIPT Aggressive Growth           1,627,371   1,673,712
         Lincoln VIPT Capital Appreciation          504,658     137,628
         Lincoln VIPT Growth and Income           1,696,869     529,091
         Lincoln VIPT Social Awareness            1,578,236   1,041,888
         NB AMT Mid-Cap Growth                      411,110      82,520
         NB AMT Partners                          1,546,039     588,757
         T. Rowe Price International Stock        1,352,775   1,468,609

5. Investments
The following is a summary of investments owned at December 31, 2003.

                                                    Net
                                        Shares      Asset
Subaccount                              Outstanding Value  Value of Shares Cost of Shares
-----------------------------------------------------------------------------------------
ABVPSF Growth Class B                       66,162  $15.76  $  1,042,719    $    976,760
ABVPSF Technology Class B                  186,951   14.35     2,682,753       2,361,861
American Century VP Balanced             3,685,079    6.74    24,837,430      26,422,228
American Funds Growth Class 2              241,623   45.50    10,993,846      10,593,833
American Funds International Class 2       223,936   13.40     3,000,747       2,578,862
Baron Capital Asset                        925,740   21.53    19,931,175      16,206,931
Delaware VIPT REIT Service Class           633,242   15.13     9,580,954       7,711,782
Delaware VIPT Trend Service Class           56,435   27.12     1,530,523       1,337,976
Dreyfus Developing Leaders               1,920,864   37.39    71,821,112      86,853,639
Dreyfus Index                            3,657,811   28.42   103,955,000      94,703,760
Fidelity VIP Asset Manager               4,888,146   14.46    70,682,591      78,023,155
Fidelity VIP Contrafund Service Class 2    105,594   22.93     2,421,278       2,054,023
Fidelity VIP Equity-Income               3,046,366   23.18    70,614,769      67,243,459
Fidelity VIP Growth                      4,790,605   31.04   148,700,364     177,203,825
Fidelity VIP Money Market                   34,641    1.00        34,642          34,642
Janus Aspen Series Worldwide Growth        916,238   25.82    23,657,271      36,017,804
Lincoln VIPT Aggressive Growth           2,733,553    8.67    23,705,375      39,198,718
Lincoln VIPT Capital Appreciation           87,384   16.79     1,467,441       1,490,066
Lincoln VIPT Growth and Income             110,551   27.50     3,040,367       2,790,901
Lincoln VIPT Social Awareness              624,196   26.00    16,229,728      21,015,352
NB AMT Mid-Cap Growth                       77,992   15.33     1,195,615       1,235,274
NB AMT Partners                            430,060   15.40     6,622,917       6,432,858
T. Rowe Price International Stock        1,531,802   11.94    18,289,721      20,025,596

Lincoln National Variable Annuity Account L

6. Changes in Units Outstanding
The change in units outstanding for the year ended December 31, 2003 is as follows:

                                            Units     Units     Net Increase
    Subaccount                              Issued    Redeemed  (Decrease)
    ------------------------------------------------------------------------
    ABVPSF Growth Class B                     140,085  (50,597)     89,488
    ABVPSF Technology Class B               1,266,372 (987,519)    278,854
    American Century VP Balanced              201,956 (188,764)     13,191
    American Funds Growth Class 2             792,174 (222,075)    570,099
    American Funds International Class 2      277,080  (56,113)    220,967
    Baron Capital Asset                       232,842 (220,185)     12,657
    Delaware VIPT REIT Service Class          265,548 (162,313)    103,235
    Delaware VIPT Trend Service Class         136,445  (42,634)     93,811
    Dreyfus Developing Leaders                368,344 (402,682)    (34,338)
    Dreyfus Index                             389,333 (457,916)    (68,582)
    Fidelity VIP Asset Manager                310,060 (567,332)   (257,271)
    Fidelity VIP Contrafund Service Class 2   161,146  (73,148)     87,997
    Fidelity VIP Equity-Income                372,520 (441,488)    (68,968)
    Fidelity VIP Growth                       441,991 (714,543)   (272,552)
    Fidelity VIP Money Market                  26,049  (28,723)     (2,674)
    Janus Aspen Series Worldwide Growth       382,113 (586,797)   (204,684)
    Lincoln VIPT Aggressive Growth            406,585 (389,698)     16,887
    Lincoln VIPT Capital Appreciation         125,580  (47,704)     77,876
    Lincoln VIPT Growth and Income            293,416 (125,880)    167,536
    Lincoln VIPT Social Awareness             242,606 (195,889)     46,718
    NB AMT Mid-Cap Growth                     109,842  (32,859)     76,983
    NB AMT Partners                           208,506 (114,499)     94,007
    T. Rowe Price International Stock         241,304 (256,541)    (15,237)

The change in units outstanding for the year ended December 31, 2002 is as follows:

                                                  Units   Units       Net Increase
Subaccount                                        Issued  Redeemed    (Decrease)
----------------------------------------------------------------------------------

AFIS Growth Class 2 Fund                          591,875   (192,671)    399,204
AFIS International Class 2 Fund                   411,670   (296,297)    115,373
American Century VP Balanced Portfolio            184,266   (205,220)    (20,954)
AVPSF Growth Class B Fund                          66,017    (19,290)     46,727
AVPSF Technology Class B Fund                     781,136   (652,826)    128,310
Baron Capital Asset Fund                          488,777   (320,236)    168,541
Delaware VIP REIT Service Class Series            603,701   (271,926)    331,775
Delaware VIP Trend Service Class Series           147,631    (90,589)     57,042
Dreyfus Small Cap Portfolio                       471,238   (665,239)   (194,001)
Dreyfus Stock Index Fund                          444,269   (775,876)   (331,607)
Fidelity VIP Asset Manager Portfolio              340,070   (669,922)   (329,852)
Fidelity VIP Contrafund Service Class 2 Portfolio 136,541    (27,035)    109,506
Fidelity VIP Equity-Income Portfolio              455,310   (745,849)   (290,539)
Fidelity VIP Growth Portfolio                     532,390 (1,015,725)   (483,335)
Fidelity VIP Money Market Portfolio                37,528    (39,314)     (1,786)
Janus Aspen Series Worldwide Growth Portfolio     472,397   (627,370)   (154,973)
LN Aggressive Growth Fund                         483,411   (606,240)   (122,829)
LN Capital Appreciation Fund                      107,347    (46,617)     60,730
LN Growth & Income Fund                           206,664    (73,621)    133,043
LN Social Awareness Fund                          273,763   (252,999)     20,764
NB AMT Mid-Cap Growth Fund                        117,637    (74,810)     42,827
NB AMT Partners Fund                              249,876   (160,994)     88,882
T. Rowe Price International Stock Portfolio       228,771   (344,758)   (115,987)

Lincoln National Variable Annuity Account L

7. Fund Name Changes
During 2002, the Delaware Group Premium Fund (DGPF) family of funds changed its name to Delaware VIP Trust (Delaware VIPT) and the Fidelity Variable Insurance Products Fund II (Fidelity VIP II) family of funds changed its name to the Fidelity Variable Insurance Products Fund (Fidelity VIP).

During 2003, the Alliance Variable Products Series Fund (AVPSF) family of funds changed its name to the AllianceBernstein Variable Products Series Fund (ABVPSF) and the Lincoln National (LN) fund family changed its name to the Lincoln Variable Insurance Products Trust (Lincoln VIPT).

During 2003, the name of the Dreyfus Small Cap Fund was changed to Dreyfus Developing Leaders Fund.

Report of Ernst & Young LLP, Independent Auditors

Board of Directors of The Lincoln National Life Insurance Company

   and
Contract Owners of Lincoln National Variable Annuity Account L

We have audited the accompanying statement of assets and liabilities of Lincoln National Variable Annuity Account L ("Variable Account") (comprised of the following subaccounts: AllianceBernstein Variable Products Series Fund ("ABVPSF") Growth Class B, ABVPSF Technology Class B, American Century Variable Portfolios, Inc. Balanced, American Funds Insurance Series ("American Funds") Growth Class 2, American Funds International Class 2, Baron Capital Funds Trust Asset, Delaware VIP Trust ("Delaware VIPT") REIT Service Class, Delaware VIPT Trend Service Class, Dreyfus Variable Investment Fund ("Dreyfus") Developing Leaders, Dreyfus Index, Fidelity Variable Insurance Products ("Fidelity VIP") Asset Manager, Fidelity VIP Contrafund Service Class 2, Fidelity VIP Equity-Income, Fidelity VIP Growth, Fidelity VIP Money Market, Janus Aspen Series Worldwide Growth, Lincoln Variable Insurane Products Trust ("Lincoln VIPT") Aggressive Growth, Lincoln VIPT Capital Appreciation, Lincoln VIPT Growth and Income, Lincoln VIPT Social Awareness, Neuberger Berman Advisors Management Trust ("NB AMT") Mid-Cap Growth, NB AMT Partners, and T. Rowe Price International Series International Stock) as of December 31, 2003, the related statement of operations for the year then ended and the statements of changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln National Variable Annuity Account L at December 31, 2003, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Fort Wayne, Indiana
March 1, 2004

                  The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Balance Sheets

                                                                           December 31
                                                                        2003        2002*
                                                                    -----------  -----------
                                                                         (000s omitted)
                                                                    ------------------------
ASSETS
Investments:
 Securities available-for-sale, at fair value:
   Fixed maturity (cost: 2003 -- $29,607,156; 2002 -- $29,746,303)  $31,362,588  $31,310,917
--------------------------------------------------------------------
   Equity (cost: 2003 -- $128,572; 2002 -- $196,696)                    147,200      207,741
--------------------------------------------------------------------
 Trading securities                                                   2,786,471           --
--------------------------------------------------------------------
 Mortgage loans on real estate                                        4,189,469    4,199,683
--------------------------------------------------------------------
 Real estate                                                            112,642      279,484
--------------------------------------------------------------------
 Policy loans                                                         1,917,837    1,937,677
--------------------------------------------------------------------
 Derivative investments                                                  68,633       64,780
--------------------------------------------------------------------
 Other investments                                                      363,380      377,748
                                                                    -----------  -----------
--------------------------------------------------------------------
Total Investments                                                    40,948,220   38,378,030
--------------------------------------------------------------------
Cash and invested cash                                                1,442,772    1,246,523
--------------------------------------------------------------------
Property and equipment                                                  165,103      170,424
--------------------------------------------------------------------
Deferred acquisition costs                                            2,571,691    2,373,234
--------------------------------------------------------------------
Premiums and fees receivable                                            355,107      180,561
--------------------------------------------------------------------
Accrued investment income                                               490,507      504,944
--------------------------------------------------------------------
Assets held in separate accounts                                     40,174,818   31,100,455
--------------------------------------------------------------------
Federal income taxes                                                         --      214,631
--------------------------------------------------------------------
Amounts recoverable from reinsurers                                   8,150,627    7,223,004
--------------------------------------------------------------------
Goodwill                                                                919,172      919,172
--------------------------------------------------------------------
Other intangible assets                                                 921,856    1,012,773
--------------------------------------------------------------------
Other assets                                                            723,339      825,686
                                                                    -----------  -----------
--------------------------------------------------------------------
Total Assets                                                        $96,863,212  $84,149,437
                                                                    ===========  ===========
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Insurance and Investment Contract Liabilities:
 Insurance policy and claim reserves                                $23,172,985  $21,699,308
--------------------------------------------------------------------
 Contractholder funds                                                22,727,811   21,402,235
--------------------------------------------------------------------
 Liabilities related to separate accounts                            40,174,818   31,100,455
                                                                    -----------  -----------
--------------------------------------------------------------------
Total Insurance and Investment Contract Liabilities                  86,075,614   74,201,998
--------------------------------------------------------------------
Short-term debt                                                          41,877      103,696
--------------------------------------------------------------------
Long-term debt                                                        1,250,000    1,250,000
--------------------------------------------------------------------
Federal income taxes                                                     36,953           --
--------------------------------------------------------------------
Reinsurance related derivative liability                                325,279           --
--------------------------------------------------------------------
Funds withheld reinsurance liabilities                                1,493,066    1,458,068
--------------------------------------------------------------------
Other liabilities                                                     2,064,024    1,843,911
--------------------------------------------------------------------
Deferred gain on indemnity reinsurance                                  922,407      973,101
                                                                    -----------  -----------
--------------------------------------------------------------------
Total Liabilities                                                    92,209,220   79,830,774
--------------------------------------------------------------------
Shareholder's Equity:
Common stock -- $2.50 par value,
authorized, issued and outstanding shares -- 10 million
  (owned by Lincoln National Corporation)                                25,000       25,000
--------------------------------------------------------------------
Retained earnings                                                     3,856,029    3,610,211
--------------------------------------------------------------------
Accumulated Other Comprehensive Income:
 Foreign currency translation adjustment                                     --          375
--------------------------------------------------------------------
 Net unrealized gain on securities available-for-sale                   757,970      703,100
--------------------------------------------------------------------
 Net unrealized gain on derivative instruments                           24,272       31,829
--------------------------------------------------------------------
 Minimum pension liability adjustment                                    (9,279)     (51,852)
                                                                    -----------  -----------
--------------------------------------------------------------------
Total Accumulated Other Comprehensive Income                            772,963      683,452
                                                                    -----------  -----------
--------------------------------------------------------------------
Total Shareholder's Equity                                            4,653,992    4,318,663
                                                                    -----------  -----------
--------------------------------------------------------------------
Total Liabilities and Shareholder's Equity                          $96,863,212  $84,149,437
------------------------------------------------------------------  ===========  ===========

--------
* As Adjusted -- See Note 2.
See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Income

                                                                              Year Ended December 31
                                                                        ----------------------------------
                                                                           2003        2002*       2001*
                                                                        ----------  ----------  ----------
                                                                                  (000s omitted)
                                                                        ----------------------------------
Revenue:
Insurance premiums                                                      $  205,544  $  250,766  $1,604,161
------------------------------------------------------------------------
Insurance fees                                                           1,287,251   1,273,133   1,344,323
------------------------------------------------------------------------
Net investment income                                                    2,540,077   2,533,072   2,583,295
------------------------------------------------------------------------
Equity in earnings (losses) of unconsolidated affiliates                        --        (647)      5,672
------------------------------------------------------------------------
Realized loss on investments and derivative instruments (net of amounts
  restored against balance sheet accounts)                                 (16,118)   (262,805)   (121,525)
------------------------------------------------------------------------
Realized gain (loss) on sale of subsidiaries                                    --     (10,646)      4,963
------------------------------------------------------------------------
Amortization of deferred gain on indemnity reinsurance                      74,234      73,115      19,267
------------------------------------------------------------------------
Gain on transfer of securities from available-for-sale to trading          342,852          --          --
------------------------------------------------------------------------
Gain on reinsurance embedded derivative/trading securities                   4,034          --          --
------------------------------------------------------------------------
Other revenue and fees                                                     242,617     244,938     255,203
                                                                        ----------  ----------  ----------
------------------------------------------------------------------------
Total Revenue                                                            4,680,491   4,100,926   5,695,359
------------------------------------------------------------------------

Benefits and Expenses:
Benefits                                                                 2,294,483   2,714,308   3,234,013
------------------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses                  1,383,612   1,370,709   1,746,515
------------------------------------------------------------------------
Interest and debt expense                                                   79,305      79,342      80,621
                                                                        ----------  ----------  ----------
------------------------------------------------------------------------
Total Benefits and Expenses                                              3,757,400   4,164,359   5,061,149
------------------------------------------------------------------------
Income (Loss) before Federal Income Taxes and Cumulative Effect of
  Accounting Changes                                                       923,091     (63,433)    634,210
------------------------------------------------------------------------
Federal income taxes (benefit)                                             244,919     (98,858)    144,467
                                                                        ----------  ----------  ----------
------------------------------------------------------------------------
Income before Cumulative Effect of Accounting Changes                      678,172      35,425     489,743
------------------------------------------------------------------------
Cumulative Effect of Accounting Changes (net of Federal income taxes)     (236,624)         --     (15,566)
                                                                        ----------  ----------  ----------
------------------------------------------------------------------------
Net Income                                                              $  441,548  $   35,425  $  474,177
----------------------------------------------------------------------- ==========  ==========  ==========

--------
* As Adjusted -- See Note 2.


See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Shareholder's Equity

                                                                                     Year Ended December 31
                                                                                  2003        2002*       2001*
                                                                               ----------  ----------  ----------
                                                                                         (000s omitted)
                                                                               ----------------------------------
Common Stock:
Balance at beginning and end-of-year                                           $   25,000  $   25,000  $   25,000
-------------------------------------------------------------------------------

Retained Earnings:
Balance at beginning-of-year                                                    3,610,211   4,255,598   4,240,732
-------------------------------------------------------------------------------
Comprehensive income                                                              531,059     523,556     722,514
-------------------------------------------------------------------------------
Less other comprehensive income (loss) (net of federal income tax):
 Foreign currency translation adjustment                                             (375)         --         375
-------------------------------------------------------------------------------
 Net unrealized gain on securities available-for-sale, net of reclassification
   adjustment                                                                      54,870     531,136     224,980
-------------------------------------------------------------------------------
 Net unrealized gain (loss) on derivative instruments                              (7,557)      8,847      22,982
-------------------------------------------------------------------------------
 Minimum pension liability adjustment                                              42,573     (51,852)         --
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Net Income                                                                        441,548      35,425     474,177
-------------------------------------------------------------------------------
Additional investment by Lincoln National Corporation/Stock Compensation            4,270      29,188      35,689
-------------------------------------------------------------------------------
Dividends declared                                                               (200,000)   (710,000)   (495,000)
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Balance at End-of-Year                                                          3,856,029   3,610,211   4,255,598
-------------------------------------------------------------------------------

Foreign Currency Translation Adjustment:
Balance at beginning-of-year                                                          375         375          --
-------------------------------------------------------------------------------
Change during the year                                                               (375)         --         375
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Balance at End-of-Year                                                                 --         375         375
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------

Net Unrealized Gain on Securities Available-for-Sale:
Balance at beginning-of-year                                                      703,100     171,964     (53,016)
-------------------------------------------------------------------------------
Change during the year                                                             54,870     531,136     224,980
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Balance at End-of-Year                                                            757,970     703,100     171,964
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------

Net Unrealized Gain on Derivative Instruments:
Balance at beginning-of-year                                                       31,829      22,982          --
-------------------------------------------------------------------------------
Cumulative effect of accounting change                                                 --          --      17,586
-------------------------------------------------------------------------------
Change during the year                                                             (7,557)      8,847       5,396
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Balance at End-of-Year                                                             24,272      31,829      22,982
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------

Minimum Pension Liability Adjustment:
Balance at beginning-of-year                                                      (51,852)         --          --
-------------------------------------------------------------------------------
Change during the year                                                             42,573     (51,852)         --
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Balance at End-of-Year                                                             (9,279)    (51,852)         --
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Total Shareholder's Equity at End-of-Year                                      $4,653,992  $4,318,663  $4,475,919
------------------------------------------------------------------------------ ==========  ==========  ==========

--------
* As Adjusted -- See Note 2.

See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Cash Flows

                                                                               Year Ended December 31
                                                                          2003          2002*         2001*
                                                                      ------------  ------------  ------------
                                                                                   (000s omitted)
                                                                      ----------------------------------------
Cash Flows from Operating Activities:
Net income                                                            $    441,548  $     35,425  $    474,177
----------------------------------------------------------------------
Adjustments to reconcile net income to net cash provided by operating activities:
----------------------------------------------------------------------
 Deferred acquisition costs                                               (374,713)     (325,704)     (346,362)
----------------------------------------------------------------------
 Premiums and fees receivable                                             (174,546)      196,322        36,069
----------------------------------------------------------------------
 Accrued investment income                                                  14,436        26,298       (55,259)
----------------------------------------------------------------------
 Policy liabilities and accruals                                           335,873      (929,827)     (735,307)
----------------------------------------------------------------------
 Net trading securities purchases, sales and maturities                   (446,890)           --            --
----------------------------------------------------------------------
 Gain on reinsurance embedded derivative/trading securities                 (4,034)           --            --
----------------------------------------------------------------------
 Cumulative effect of accounting change -- Modco embedded derivative       363,933            --            --
----------------------------------------------------------------------
 Contractholder funds                                                    1,095,460       983,768     1,135,927
----------------------------------------------------------------------
 Amounts recoverable from reinsurers                                      (895,523)      894,270       425,629
----------------------------------------------------------------------
 Federal income taxes                                                      202,067      (108,019)      110,216
----------------------------------------------------------------------
 Federal income taxes paid on proceeds from disposition                         --      (477,133)           --
----------------------------------------------------------------------
 Stock-based compensation expense                                            9,589        24,068        37,723
----------------------------------------------------------------------
 Provisions for depreciation                                                49,039        22,222        15,798
----------------------------------------------------------------------
 Amortization of goodwill                                                       --            --        26,518
----------------------------------------------------------------------
 Amortization of other intangible assets                                    90,917       105,714        91,837
----------------------------------------------------------------------
 Realized loss on investments and derivative instruments                    16,118       262,805       121,525
----------------------------------------------------------------------
 Realized (gain) loss on sale of subsidiaries                                   --        10,646        (4,963)
----------------------------------------------------------------------
 Amortization of deferred gain                                             (74,234)      (73,115)      (19,267)
----------------------------------------------------------------------
 Other                                                                     308,265      (375,564)     (926,106)
                                                                      ------------  ------------  ------------
----------------------------------------------------------------------
Net Adjustments                                                            515,757       236,751       (86,022)
                                                                      ------------  ------------  ------------
----------------------------------------------------------------------
Net Cash Provided by Operating Activities                                  957,305       272,176       388,155
----------------------------------------------------------------------

Cash Used In Investing Activities:
Securities-available-for-sale:
 Purchases                                                             (13,338,976)  (14,002,161)  (10,634,019)
----------------------------------------------------------------------
 Sales                                                                   8,181,666     8,078,426     5,487,077
----------------------------------------------------------------------
 Maturities                                                              3,010,136     2,484,637     2,448,425
----------------------------------------------------------------------
Purchase of other investments                                           (1,520,429)   (1,280,211)   (1,830,448)
----------------------------------------------------------------------
Sale or maturity of other investments                                    1,763,285     1,739,382     1,867,069
----------------------------------------------------------------------
Proceeds from disposition of business                                           --      (195,000)    1,831,095
----------------------------------------------------------------------
Increase (decrease) in cash collateral on loaned securities                112,236       (95,341)      150,930
----------------------------------------------------------------------
Other                                                                     (114,153)      142,592       674,146
                                                                      ------------  ------------  ------------
----------------------------------------------------------------------
Net Cash Used in Investing Activities                                   (1,906,235)   (3,127,676)       (5,725)
----------------------------------------------------------------------

Cash Flows from Financing Activities:
Net increase (decrease) in short-term debt                                 (61,819)     (158,143)       42,764
----------------------------------------------------------------------
Universal life and investment contract deposits                          4,935,740     5,305,499     4,897,828
----------------------------------------------------------------------
Universal life and investment contract withdrawals                      (2,746,914)   (3,262,194)   (3,288,290)
----------------------------------------------------------------------
Investment contract transfers                                             (816,826)      108,479      (373,000)
----------------------------------------------------------------------
Increase in funds withheld liability                                        34,998            --            --
----------------------------------------------------------------------
Dividends paid to shareholders                                            (200,000)     (710,000)     (495,000)
                                                                      ------------  ------------  ------------
----------------------------------------------------------------------
Net Cash Provided by Financing Activities                                1,145,179     1,283,641       784,302
                                                                      ------------  ------------  ------------
----------------------------------------------------------------------
Net Increase (Decrease) in Cash and Invested Cash                          196,249    (1,571,859)    1,166,732
----------------------------------------------------------------------
Cash and Invested Cash at Beginning-of-Year                              1,246,523     2,818,382     1,651,650
                                                                      ------------  ------------  ------------
----------------------------------------------------------------------
Cash and Invested Cash at End-of-Year                                 $  1,442,772  $  1,246,523  $  2,818,382
--------------------------------------------------------------------- ============  ============  ============

--------
* As Adjusted -- See Note 2.

See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------
1. Summary of Significant Accounting Policies

Basis of Presentation.
The accompanying consolidated financial statements include The Lincoln National Life Insurance Company ("the Company") and its majority-owned subsidiaries. The Company, together with its subsidiaries, are defined as ("LNL"). The Company is domiciled in Indiana. Lincoln National Corporation ("LNC") owns 100% of the Company on a direct basis and its subsidiaries on an indirect basis. The Company owns 100% of the outstanding common stock of two insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn") and Lincoln Life & Annuity Company of New York ("Lincoln Life New York"). Prior to the fourth quarter of 2001, the Company owned 100% of the outstanding common stock of two additional insurance company subsidiaries that were sold as part of the sale of LNC's reinsurance business to Swiss Re on December 7, 2001 (see
Note 11). The Company also owns several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's internally owned wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States and several U.S. territories. Operations are divided into two business segments: Lincoln Retirement and Life Insurance (see Note 9). These consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States.

Use of Estimates.
The nature of the insurance business requires management to make numerous estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results will differ from those estimates.

Investments.
Securities available-for-sale consist of fixed maturity and equity securities, which are carried at fair value. The cost of available-for-sale fixed maturity securities is adjusted for amortization of premiums and discounts. The cost of available-for-sale fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other than temporary.

Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers through the contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of embedded derivatives in liabilities associated with the underlying reinsurance arrangements.

For the mortgage-backed securities portion of the trading and available-for-sale fixed maturity securities portfolios, LNL recognizes investment income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When the effective yield changes, the carrying value of the security is adjusted prospectively. This adjustment is reflected in net investment income.

Mortgage loans on real estate are carried at the outstanding principal balances adjusted for amortization of premiums and discounts and are net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, LNL will be unable to collect all amounts due under the contractual terms of the loan agreement. When LNL determines that a loan is impaired, the cost is adjusted or a provision for loss is established equal to the difference between the amortized cost of the mortgage loan and the estimated value. Estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; 3) the fair value of the collateral. The provision for losses is reported as realized gain (loss) on investments. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. Interest income on mortgage loans includes interest collected, the change in accrued interest, and amortization of premiums and discounts. Mortgage loan fees and costs are recorded in net investment income as they are incurred.

Investment real estate is carried at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset. Cost is adjusted for impairment when the projected undiscounted cash flow from the investment is less than the carrying value. Impaired real estate is written down to the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Also, valuation allowances for losses are established, as appropriate, for real estate holdings that are in the process of being sold. Real estate acquired through foreclosure proceedings is reclassified on the balance sheet from mortgage loans on real estate to real estate and is recorded at fair value at the settlement date, which establishes a new cost basis. If a subsequent periodic review of a foreclosed property indicates the fair value, less estimated costs to sell, is lower than the carrying value at settlement date, the carrying value is adjusted to the lower amount. Write-downs to real estate and any changes to the reserves on real estate are reported as realized gain (loss) on investments.

Policy loans are carried at aggregate unpaid balances.

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

Realized gain (loss) on investments is recognized in net income, net of associated amortization of deferred acquisition costs and investment expenses, using the specific identification

The Lincoln National Life Insurance Company method. Changes in the fair values of available-for-sale securities are reflected directly in shareholder's equity, after deductions for related adjustments for deferred acquisition costs and amounts required to satisfy policyholder commitments that would have been recorded had these securities been sold at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

Realized gain (loss) on sale of subsidiaries, net of taxes, is recognized in net income.

Derivative Instruments.
LNL hedges certain portions of its exposure to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. Government obligations, credit risk, foreign exchange risk and equity risk fluctuations by entering into derivative transactions. A description of LNL's accounting for its hedging of such risks is discussed in the following paragraphs.

LNL recognizes all derivative instruments as either assets or liabilities in the consolidated balance sheet at fair value. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, LNL must designate the hedging instrument based upon the exposure being hedged--as a cash flow hedge, fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2003 and 2002, LNL had derivative instruments that were designated and qualified as cash flow hedges. In addition, LNL had derivative instruments that were economic hedges, but were not designated as hedging instruments under Statement of Financial Accounting Standards No. 133 ("FAS 133").

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income ("OCI") and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in current income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting loss or gain in fair value on the hedged item attributable to the hedged risk are recognized in current income during the period of change. For derivative instruments not designated as hedging instruments, the gain or loss is recognized in current income during the period of change.

LNL has certain Modco and CFW reinsurance arrangements with embedded derivatives related to the funds withheld assets. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of trading securities in portfolios that support these arrangements.

See Note 7 for further discussion of LNL's accounting policy for derivative instruments.

Loaned Securities.
Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. This liability is included within Other Liabilities in LNL's consolidated balance sheet. In other instances, LNL will hold as collateral securities with a market value at least equal to the securities loaned. Securities held as collateral are not recorded in LNL's consolidated balance sheet in accordance with accounting guidance for secured borrowings and collateral. LNL's agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. LNL values collateral daily and obtains additional collateral when deemed appropriate.

Property and Equipment.
Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets.

Premiums and Fees on Investment Products and Universal Life and Traditional Life Insurance Products.
Investment Products and Universal Life Insurance Products: Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate-owned life insurance, bank-owned life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset based fees, cost of insurance charges, percent of premium charges, policy administration charges and surrender charges that have been assessed and earned against policy account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms.

Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed

The Lincoln National Life Insurance Company premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the policyholder.

Other Revenues and Fees.
Other revenue and fees principally consists of amounts earned by LFA, LNL's retail distribution arm, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

Assets Held in Separate Accounts/Liabilities Related to Separate Accounts. These assets and liabilities represent segregated funds administered and invested by LNL and its insurance subsidiaries for the exclusive benefit of pension and variable life and annuity contractholders. Both the assets and liabilities are carried at fair value. The fees earned by LNL and its insurance subsidiaries for administrative and contractholder maintenance services performed for these separate accounts are included in insurance fee revenue.

Deferred Acquisition Costs.
Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. The methodology for determining the amortization of acquisition costs varies by product type based on two different accounting pronouncements: Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("FAS 97") and Statement of Financial Accounting Standards No. 60, "Accounting and Reporting by Insurance Enterprises" ("FAS 60"). Under FAS 97, acquisition costs for universal life, variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are amortized over the lives of the policies in relation to the incidence of estimated gross profits from surrender charges, investment, mortality net of reinsurance ceded and expense margins, and actual realized gain (loss) on investments. Past amortization amounts are adjusted when revisions are made to the estimates of current or future gross profits expected from a group of products. Policy lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies and are variable based on the inception of each policy for unit-linked policies. Policy lives for fixed and variable deferred annuities are 14 to 18 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term, or no surrender charge products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable experience.

Under FAS 60, acquisition costs for traditional life insurance products, which include whole life and term life insurance contracts are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There are currently no deferred acquisition costs being amortized under FAS 60 for fixed and variable payout annuities.

For all FAS 97 and FAS 60 policies, amortization is based on assumptions consistent with those used in the development of the underlying policy form adjusted for emerging experience and expected trends.

Policy sales charges that are collected in the early years of an insurance policy have been deferred (referred to as "deferred front-end loads") and are amortized into income over the life of the policy in a manner consistent with that used for DAC. (See above for discussion of amortization methodologies.)

Benefits and Expenses.
Benefits and expenses for universal life-type and other interest-sensitive life insurance products include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in LNL's general account during 2001 through 2003 ranged from 4.0% to 7.0%. For traditional life, group health and disability income products, benefits and expenses, other than deferred acquisition costs, are recognized when incurred in a manner consistent with the related premium recognition policies.

Goodwill and Other Intangible Assets.
Prior to January 1, 2002, goodwill, as measured by the excess of the cost of acquired subsidiaries or businesses over the fair value of net assets acquired, was amortized using the straight-line method over periods of 20 to 40 years in accordance with the benefits expected to be derived from the acquisitions. Effective January 1, 2002, goodwill is not amortized, but is subject to impairment tests conducted at least annually.

Other intangible assets for acquired insurance businesses consist of the value of existing blocks of business (referred to as the "present value of in-force"). The present value of in-force is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products acquired, (i.e., variable deferred annuities) and over the premium paying period for insurance products acquired, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for present value of in-force vary depending upon the particular characteristics of the underlying blocks of acquired insurance business.

Prior to January 1, 2002, the carrying values of goodwill and other intangible assets were reviewed periodically for indicators of impairment in value that are other than temporary, including unexpected or adverse changes in the following: (1) the economic or competitive environments in which the company operates, (2) profitability analyses, (3) cash flow analyses, and (4) the fair value of the relevant subsidiary. If there was an indication of impairment then the cash flow method would be used to measure the impairment and the carrying value would be adjusted as necessary. However, effective

The Lincoln National Life Insurance Company

January 1, 2002, goodwill is subject to impairment tests conducted at least annually. Other intangible assets will continue to be reviewed periodically for indicators of impairment consistent with the policy that was in place prior to January 1, 2002.

Insurance and Investment Contract Liabilities.
The liabilities for future policy benefits and claim reserves for universal and variable universal life insurance policies consist of policy account balances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future insurance policy benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of policy issue. Interest assumptions for traditional direct individual life reserves for all policies range from 2.25% to 6.75% depending on the time of policy issue. The interest assumptions for immediate and deferred paid-up annuities range from 0.75% to 13.55%.

The liabilities for future claim reserves for the guaranteed minimum death benefit ("GMDB") feature on certain variable annuity contracts are a function of the net amount at risk ("NAR"), mortality, persistency and incremental death benefit mortality and expense assessments ("M&E") expected to be incurred over the period of time for which the NAR is positive. At any point in time, the NAR is the difference between the potential death benefit payable and the total variable annuity account values subject to the GMDB. At each quarterly valuation date, the GMDB reserves are calculated for every variable annuity contract with a GMDB feature based on projections of account values and NAR followed by the computation of the present value of expected NAR death claims using product pricing mortality assumptions less expected GMDB M&E revenue during the period for which the death benefit options are assumed to be in the money.

With respect to its insurance and investment contract liabilities, LNL continually reviews its: 1) overall reserve position; 2) reserving techniques and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

Reinsurance.
LNL enters into reinsurance agreements with other companies in the normal course of its business. Prior to the acquisition of LNL's reinsurance operations by Swiss Re in 2001, LNL assumed reinsurance from unaffiliated companies. The transaction with Swiss Re involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNL's reinsurance operations. All reinsurance agreements, excluding Modco agreements, are reported on a gross basis. Modco agreements are reported net, since there is a right of offset.

Post-retirement Medical and Life Insurance Benefits.
LNL accounts for its post-retirement medical and life insurance benefits using the full accrual method.

Stock Based Compensation.
Effective January 1, 2003, LNL implemented the provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation," ("FAS 123") to expense the fair value of LNC stock options granted to LNL employees. On December 31, 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure" ("FAS 148"), which provides alternative methods of transition for entities that change to the fair value method of accounting for stock-based employee compensation.

LNL adopted the retroactive restatement method under FAS 148 and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994. See Note 2 for additional information.

Income Taxes.
LNL and eligible subsidiaries have elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, LNL provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that LNL will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

Reclassifications.
Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications have no effect on net income or shareholders' equity of the prior years.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
2. Changes in Accounting Principles and Changes in Estimates


Accounting for Stock-Based Compensation -- Transition and Disclosure.
Effective January 1, 2003, LNL adopted the fair value recognition method of accounting for stock-based compensation under FAS 123 for stock options on LNC stock granted to LNL employees. LNL adopted the retroactive restatement method under FAS 148 which requires LNL to restate all prior periods presented to reflect stock-based employee compensation cost under the fair value accounting method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994. Prior to January 1, 2003, LNL accounted for stock options on LNC stock granted to its employees using the intrinsic value method of accounting under the recognition and measurement provisions of Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25"), and related Interpretations. No stock-based compensation cost for stock options was reflected in previously reported results.

The effect of the accounting change on net income for 2002 and 2001 is as follows:

                                                    2002      2001
                                                  --------  --------
                                                     (in millions)
                                                  ------------------
          Net income (loss) as previously
           reported.............................. $   49.0  $  496.1
          Adjustment for effect of change in
           accounting principle that is applied
           retroactively, net of tax effects.....    (13.6)    (21.9)
                                                  --------  --------
          Net income (loss) as adjusted.......... $   35.4  $  474.2
                                                  ========  ========
          Retained earnings at December 31,
          Retained earnings as previously
           reported.............................. $3,583.7  $4,232.2
          Cumulative adjustment for effect of
           change in accounting principle that is
           applied retroactively, net of tax
           effects...............................     26.5      23.4
                                                  --------  --------
          Retained earnings as adjusted.......... $3,610.2  $4,255.6
                                                  ========  ========

Although LNL did not recognize compensation expense for stock options under the intrinsic value method of accounting in accordance with APB 25, a tax benefit was recognized in additional paid-in capital for stock options that were exercised through December 31, 2002. Because LNL elected not to restate periods prior to 2000 in the adoption of FAS 123, the tax benefit for options granted after December 31, 1994 and exercised prior to January 1, 2000 had to be determined under the fair value method and then compared to the tax benefit that was previously recorded in retained earnings upon exercise. As of January 1, 2000, a tax benefit was calculated under the fair value method for outstanding stock options granted after December 31, 1994 that vested prior to January 1, 2000. An adjustment of $6.4 million was made to increase retained earnings and the deferred tax asset as of January 1, 2000 for the adoption of FAS 123.

Accounting for Modified Coinsurance.
During the fourth quarter of 2003, LNL implemented FASB's Derivative Implementation Group Statement 133 Implementation Issue No. B36 ("DIG B36"). DIG B36 provides that the embedded derivatives included within Modco and CFW reinsurance agreements must be accounted for separately from the underlying reinsurance agreements.

The Lincoln National Life Insurance Company

The effective date for implementation of DIG B36 for LNL was the October 1, 2003 start date of the fourth quarter. The following table summarizes the various effects on shareholders' equity from the implementation of DIG B36 (in millions):

Notes Initial Adoption Shareholder's Equity Effect on October 1, 2003                       Pre-tax  After-tax
----- ---------------------------------------------------------------                       -------  ---------
      Recording of Embedded Derivative
 1A   Cumulative effect of accounting change............................................... $(363.9)  $(236.6)
 1B   Release of liability for unrealized investment gains.................................   342.8     222.8
                                                                                            -------   -------
      Total................................................................................   (21.1)    (13.8)
                                                                                            -------   -------
 2A   Gain on transfer of securities from available-for-sale to trading....................   342.9     222.9
 2B   Release of unrealized available-for-sale security gains in Other Comprehensive Income  (342.9)   (222.9)
                                                                                            -------   -------
      Total available for sale to trading adjustment.......................................      --        --
                                                                                            -------   -------
      Total effect on Shareholder's Equity from DIG B36 Implementation on October 1, 2003.. $ (21.1)  $ (13.8)
                                                                                            =======   =======

1A. At the time of adoption, LNL recorded a charge to net income as a cumulative effect of a change in accounting, representing the fair value of the embedded derivatives included in various Modco and CFW reinsurance agreements.

1B. In conjunction with recording the above charge in 1A. LNL also recorded an increase in Other Comprehensive Income relating to the fact that prior to the adoption of DIG B36 the net unrealized gains on the underlying available-for-sale securities supporting these reinsurance agreements had been accounted for as gains benefiting the reinsurance companies assuming the risks under these Modco and CFW reinsurance agreements.

2A. Concurrent with the initial recording of the embedded derivative associated with these reinsurance arrangements, LNL reclassified related available-for-sale securities to trading account classification.

2B. The previously recorded increases to shareholder's equity reported in Other Comprehensive Income as a result of the available-for-sale classification of these securities were reversed as part of the reclassification accounting.

During the fourth quarter of 2003 and going forward, changes in the fair value of the embedded derivative flow through net income, as do changes in the fair value of the trading securities, as represented by adjustments 3A and 3B in the table below. For the quarter ended December 31, 2003, the effect of the two new mark-to-market adjustments on net income was $4.0 million pre-tax ($2.6 million after-tax). The table below combines the trading account and embedded derivative mark-to-market accounting with the implementation effects discussed above to demonstrate the effects on the income statement for the quarter ended December 31, 2003 (in millions).

Notes Net Income Effect for the Quarter Ended December 31, 2003         Pre-tax  After-tax
----- ---------------------------------------------------------         -------  ---------
      Revenue
 3A   Trading account securities -- Change during fourth quarter....... $ (34.4)  $ (22.4)
 3B   Embedded derivative -- Change during fourth quarter..............    38.4      25.0
                                                                        -------   -------
      Net gain on Modco and CFW in fourth quarter......................     4.0       2.6
                                                                        -------   -------
      Gain on transfer of securities from available-for-sale to trading   342.9     222.9
                                                                        -------   -------
      Income before accounting changes.................................   346.9     225.5
      Cumulative effect of accounting change...........................  (363.9)   (236.6)
                                                                        -------   -------
      Net Income....................................................... $ (17.0)  $ (11.1)
                                                                        =======   =======

As indicated in the above tables, the implementation of DIG B36 resulted in an initial decrease to shareholder's equity and the ongoing accounting of DIG B36 will continue to give rise to ongoing gains and losses flowing through net income as the embedded derivative and trading account securities are continuously marked to market.

These adjustments do not net to zero in any one particular accounting period due to the fact that not all of the invested assets supporting these Modco and CFW reinsurance agreements were available-for-sale securities that could be reclassified to trading securities, and not all Modco and CFW reinsurance agreements have segregated portfolios of securities that can be classified as trading. However, it is important to note that these differences in net income will reverse over the term of the underlying Modco and CFW reinsurance agreements, reflecting the fact that the new accounting for the embedded derivatives prescribed in DIG B36 changes the timing of the recognition of income under these Modco and CFW reinsurance agreements but does not change the total amount of earnings that will ultimately be reported over the life of these agreements.

Accounting for Variable Interest Entities.
In January 2003, the FASB issued initial guidance under Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN 46"), which requires the consolidation of variable interest entities ("VIE") by an enterprise if that enterprise has a variable interest

The Lincoln National Life Insurance Company that will absorb a majority of the VIE's expected losses if they occur, receive a majority of the entity's expected residual returns if they occur, or both. If one enterprise will absorb a majority of a VIE's expected losses and another enterprise will receive a majority of that VIE's expected residual returns, the enterprise absorbing a majority of the losses shall consolidate the VIE. A VIE is an entity in which no equity investors have the characteristics of a controlling financial interest or have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. The FASB significantly modified several key aspects of the rules in a revised interpretation issued in December 2003. LNL adopted the final FIN 46 rules on December 31, 2003.

LNL identified certain partnership investments that required consolidation under the requirements of FIN 46. LNL consolidated these partnerships at December 31, 2003 with no material effect to either financial condition or results of operations.

Statement of Accounting Position 03-1.

In July 2003, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("the SOP"). LNL will adopt the SOP as of January 1, 2004.

The SOP provides guidance related to the reporting and disclosure of certain insurance contracts and separate accounts, including guidance for computing reserves for products with guaranteed benefits, such as GMDB, and for products with annuitization benefits such as guaranteed minimum income benefits. In addition, the SOP addresses the presentation and reporting of separate accounts, the capitalization and amortization of sales inducements, and secondary guarantees on universal-life type contracts.

GMDB Reserves. Although there was no method prescribed under generally accepted accounting principles for GMDB reserving until the issuance of the SOP, LNL's Retirement segment has been recording a reserve for GMDB's. At December 31, 2003 LNL's GMDB reserve was $46.4 million. Based upon a comparison of the requirements of the SOP to LNL's established practice of reserving for GMDB, the adoption of the GMDB reserving methodology under the SOP is not expected to have a material effect on LNL's financial statements.

Sales Inducements. LNL's Retirement segment variable annuity product offerings include contracts that offer a bonus credit, typically ranging from 2% to 5% of each deposit. LNL also offers enhanced interest rates to variable annuity contracts that are under dollar cost averaging ("DCA") funding arrangements. Bonus credits and excess DCA interest are considered sales inducements under the SOP and, as such, are to be deferred as a sales inducement asset and amortized as a benefit expense over the expected life of the contract. Amortization will be computed using the same methodology and assumptions used in amortizing DAC.

LNL currently defers bonus credits as part of the DAC asset and reports the amortization of bonus credits as part of DAC amortization. Upon adoption of the SOP, LNL will reclassify bonus credits from DAC to deferred sales inducements on its balance sheet and report deferred sales inducement amortization as part of benefit expense. Prior period balance sheet and income statement line item presentation will be reclassified to conform to the new basis of presentation.

LNL currently reports excess DCA interest as benefit expense when the excess interest is earned under the contract. Upon adoption of the SOP, LNL will begin deferring excess DCA interest as deferred sales inducements and amortizing these deferred sales inducements as benefit expense over the expected life of the contract. Amortization will be calculated using the same methodology and assumptions used in amortizing DAC. While over the long run the same amount of excess DCA interest expense will emerge under the SOP as under LNL's current accounting method, because of the prospective treatment of new deferred sales inducements, LNL expects earnings to be slightly higher under the SOP, relative to LNC's current approach, for near term financial reporting periods. For instance, had the rules for excess DCA interest expense under the SOP been in effect for 2003, LNL estimates that Lincoln Retirement would have reported increased earnings of about $6 million after-tax. The actual effect on LNL's results in future periods will depend upon the volume of business written with excess DCA interest.

Separate Accounts. LNL's current accounting is consistent with the provisions of the SOP relating to the reporting and measuring of separate account product assets and liabilities as general account assets and liabilities when specific criteria are not met, as well as for the reporting and measuring seed money in separate accounts as general account assets, and for recognizing contractholder liabilities. The adoption of these provisions of the SOP are expected to have no effect on LNL's financial statements.

Universal Life Contracts. LNL's Life Insurance segment offers individual and survivor-life universal life insurance products that provide a secondary guarantee to the contract holder, commonly referred to as a no-lapse guarantee. This feature permits a policy that would normally terminate, if the net cash value were to fall below zero, to remain in force as long as the conditions of the no-lapse provision are met. LNL's analysis of this benefit indicates that this feature should be considered insignificant, as newly defined by the SOP. In general, LNL does not expect to record an additional liability for its current secondary guarantee offerings. However, in the event that an additional liability is required under the SOP for certain of LNL's current secondary guarantee features, LNL would not expect the adoption of the SOP to have a material effect on its financial statements.

LNL understands that throughout the life insurance industry a wide variety of interpretations and approaches to the application of the SOP to fixed and variable universal life contracts have recently begun to emerge. Industry-wide concern over this inconsistency in interpretation has become so great that

The Lincoln National Life Insurance Company on February 18, 2004 the American Council of Life Insurers ("ACLI") submitted a letter on behalf of the industry to the Chairman of AcSEC, requesting a delay of the effective date for the SOP, as it applies to universal life insurance, until such time that guidance for these implementation matters can be made available. If AcSEC decides to address these industry-wide concerns and issue new guidance, LNL's current estimates of the expected effects of the adoption of the SOP could change.

Other Products and Riders. LNL continues to review the features and characteristics of other products and riders offered within its Retirement and Life Insurance segments, and to evaluate the potential applicability of the SOP to these other products and riders. With respect to the other products and riders that are the subject of this ongoing review, LNL does not currently expect that the adoption of the SOP should have a material effect on LNL's financial statements.

FASB Financial Staff Position No. FAS--106-1 Medicare Prescription Drug Improvement and Modernization Act of 2003.
In December 2003, the Medicare Prescription Drug Improvement and Modernization Act of 2003 ("the Medicare Act") became law. Beginning in 2006, the Medicare Act provides various alternatives that could result in an offset to some portion of the costs of prescription drug benefits provided to retirees. In January 2004, the staff of the FASB issued Financial Staff Position No. FAS 106-1 ("FSP 106-1"), which permits a sponsor of a post-retirement health care plan that provides retiree prescription drug benefits to make a one-time election to defer accounting for the effects of the Act.

There are several uncertainties that exist as to the eventual effects of the Medicare Act on the cost of the prescription drug benefits currently included in medical benefit plan that LNC maintains for its retired employees (including retired employees of LNL). These uncertainties include various administrative components related to the Medicare Act that have yet to be developed, the potential for significant legislative changes to the Medicare Act prior to its implementation in 2006, and the interrelated effects that the existence of various cost containment measures currently included within LNC's retiree medical benefit plans may have under the new legislation. However, regardless of the outcome of these various uncertainties, LNL does not currently expect that the Medicare Act would have a material affect on future net income for LNL due to the cost containment measures already in place under LNC's retiree medical benefit plans.

Due to these uncertainties and expected immaterial impact, LNL has elected to defer accounting for the effects of the Medicare Act. Having made this deferral election, FSP 106-1 prohibits LNL from accounting for the effects of the Medicare Act until such time as either final FASB guidance is issued or a significant event occurs that would require a remeasurement of plan assets and obligations. Accordingly, the measures of accumulated post-retirement benefit obligation and periodic post-retirement benefit cost in LNL's financial statements for the year ended December 31, 2003 do not reflect the effects of the Medicare Act.

Change in Estimate for Disability Income and Personal Accident Reinsurance Reserves.
As a result of developments and information received in the third quarter of 2003 relating to personal accident matters, LNL increased reserves on this exited business by $20.9 million after-tax ($32.1 million pre-tax) with a corresponding increase in reinsurance recoverable from Swiss Re and in the deferred gain. As a result of developments and information obtained during 2002 relating to personal accident matters, LNL increased reserves by $184.1 million after-tax ($283.2 million pre-tax). After giving affect to LNL's $100 million indemnification obligation to Swiss Re, LNL recorded a $119.1 million after-tax ($183.2 million pre-tax) increase in reinsurance recoverable from Swiss Re with a corresponding increase in the deferred gain. (See Note 11 for further explanation of LNL's Reinsurance transaction with Swiss Re.)

Accounting for Costs Associated with Exit or Disposal Activities.
In June 2002, the FASB issued Statement of Financial Accounting Standards No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" ("FAS 146"), which addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Action (including Certain Costs Incurred in a Restructuring)" ("Issue 94-3"). The principal difference between FAS 146 and Issue 94-3 is that FAS 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred, rather than at the date of an entity's commitment to an exit plan. FAS 146 is effective for exit or disposal activities after December 31, 2002. LNL adopted FAS 146 on January 1, 2003, and the adoption affects the timing of when expense is recognized for restructuring activities after December 31, 2002. See Note 12 for information on Restructuring charges.

Accounting for the Impairment or Disposal of Long-lived Assets.
LNL adopted Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" on January 1, 2002. The effect of adoption was immaterial.

Accounting for Business Combinations and Goodwill and Other Intangible Assets. LNL adopted Statements of Financial Accounting Standards No. 141, "Business Combinations" ("FAS 141"), and No. 142, "Goodwill and Other Intangible Assets" ("FAS 142") on January 1, 2002. After consideration of the provisions of the new standards regarding proper classification of goodwill and other intangible assets on the consolidated balance sheet, LNL did not reclassify any goodwill or other intangible balances held as of January 1, 2002.

In compliance with the transition provision of FAS 142, LNL completed the first step of the transitional goodwill impairment test during the second quarter of 2002. The valuation techniques used by LNL to estimate the fair value of the group

The Lincoln National Life Insurance Company of assets comprising the different reporting units varied based on the characteristics of each reporting unit's business and operations. A discounted cash flow model was used to assess the goodwill of the reporting units within LNL's Lincoln Retirement and Life Insurance. The results of the first step of the tests indicate that LNL does not have impaired goodwill. In accordance with FAS 142, LNL has chosen October 1 as its annual review date. As such, LNL performed annual valuation reviews during the fourth quarter of 2003 and 2002. The results of the tests performed as of October 1, 2003 and 2002 indicate that LNL does not have impaired goodwill.

As a result of the application of the non-amortization provisions of the new standards, LNL had an increase in net income of $24.9 million for the year ended December 31, 2002.

The reconciliation of reported net income to adjusted net income is as follows:

                                                      Year Ended
                                                   December 31, 2001
                                                  -------------------
                                                  (in millions except
                                                  per share amounts)
                                                  -------------------
          Reported Net Income....................       $474.2
          Add back: Goodwill Amortization (after-
           tax)..................................         26.5
                                                        ------
          Adjusted Net Income....................       $500.7
                                                        ======

The consolidated carrying value of goodwill changes as a result of acquisitions. During the 2002, goodwill for the Retirement segment increased as a result of the acquisition of The Administrative Management Group, Inc. ("AMG"). Total purchased goodwill in 2002 from the acquisition was $20.2 million. (see Note 11).

Change in Estimate of Premium Receivables on Certain Client-Administered Individual Life Reinsurance.
During the first quarter of 2001, LNL's former Reinsurance segment refined its estimate of due and unpaid premiums on its client-administered individual life reinsurance business. As a result of the significant growth in the individual life reinsurance business in years prior to 2001, the Reinsurance segment initiated a review of the block of business in the last half of 2000. An outgrowth of that analysis resulted in a review of the estimation of premiums receivable for due and unpaid premiums on client-administered business. During the first quarter of 2001, the Reinsurance segment completed the review of this matter, and concluded that enhanced information flows and refined actuarial techniques provided a basis for a more precise estimate of premium receivables on this business. As a result, the Reinsurance segment recorded income of $25.5 million ($39.3 million pre-tax) related to periods prior to 2001.

Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets.
On April 1, 2001, LNL adopted Emerging Issues Task Force Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" ("EITF 99-20"). EITF
99-20 was effective for fiscal quarters beginning after March 15, 2001. EITF 99-20 changed the manner in which LNL determined impairment of certain investments including collateralized bond obligations. Upon the adoption of EITF 99-20, LNL recognized a net realized loss on investments of $11.3 million after-tax ($17.3 million pre-tax) reported as a cumulative effect of change in accounting principle. In arriving at this amount, deferred acquisition costs of $12.2 million were restored and netted against net realized loss on investments.

Accounting for Derivative Instruments and Hedging Activities.
Effective January 1, 2001, LNL adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133") on a prospective basis. The transition adjustments that LNL recorded upon adoption of FAS 133 on January 1, 2001 resulted in a net loss of $4.3 million after-tax ($6.6 million pre-tax) recorded in net income, and a net gain of $17.6 million after-tax ($27.1 million pre-tax) recorded as a component of Other Comprehensive Income ("OCI") in equity. Deferred acquisition costs of $4.8 million were restored and netted against the transition loss on derivatives recorded in net income and deferred acquisition costs of $18.3 million were amortized and netted against the transition gain recorded in OCI. A portion of the transition adjustment ($3.5 million after-tax) recorded in net income upon adoption of FAS 133 was reclassified from the OCI account, Net Unrealized Gain on Securities Available-for-Sale. These transition adjustments were reported in the financial statements as a cumulative effect of a change in accounting principle.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
3. Investments

The amortized cost, gross unrealized gain and loss, and fair value of securities available-for-sale are as follows:

                                             Amortized Cost  Gains    Losses  Fair Value
                                             -------------- -------- -------  ----------
                                                            (in millions)
                                             -------------------------------------------
December 31, 2003:
  Corporate bonds...........................   $23,414.0... $1,689.5 $(169.6) $24,933.9.
  U.S. Government bonds.....................       196.4...      9.3    (0.2)     205.5.
  Foreign government bonds..................       820.8...     42.2   (13.4)     849.6.
  Asset and mortgage-backed securities:
    Mortgage pass-through securities........       460.6...     15.2    (1.4)     474.4.
    Collateralized mortgage obligations.....     2,419.3...     66.8    (9.2)   2,476.9.
    Commercial mortgage backed securities...     1,946.6...    118.6   (13.1)   2,052.1.
    Other asset-backed securities...........       152.3...      6.0    (0.5)     157.8.
  State and municipal bonds.................       143.5...      5.3    (0.5)     148.3.
  Redeemable preferred stocks...............        53.7...     10.5    (0.1)      64.1.
                                               ---------    -------- -------  ---------
Total fixed maturity securities.............    29,607.2...  1,963.4  (208.0)  31,362.6.
Equity securities...........................       128.6...     19.0    (0.4)     147.2.
                                               ---------    -------- -------  ---------
Total.......................................   $29,735.8... $1,982.4 $(208.4) $31,509.8.
                                               =========    ======== =======  =========
December 31, 2002:
  Corporate bonds...........................   $23,690.5... $1,797.3 $(630.8) $24,857.0.
  U.S. Government bonds.....................       400.7...    104.7    (2.3)     503.1.
  Foreign government bonds..................       783.4...     40.8   (25.7)     798.5.
  Asset and mortgage-backed securities:
    Mortgage pass-through securities........       704.2...     26.3    (1.8)     728.7.
    Collateralized mortgage obligations.....     2,084.4...    113.9    (0.4)   2,197.9.
    Commercial mortgage backed securities...     1,686.9...    137.2   (11.9)   1,812.2.
    Other asset-backed securities...........       212.4...     12.6    (0.5)     224.5.
  State and municipal bonds.................       106.0...      5.0    (0.1)     110.9.
  Redeemable preferred stocks...............        77.8...      1.5    (1.2)      78.1.
                                               ---------    -------- -------  ---------
Total fixed maturity securities.............    29,746.3...  2,239.3  (674.7)  31,310.9.
Equity securities...........................       196.7...     19.4    (8.3)     207.8.
                                               ---------    -------- -------  ---------
Total.......................................   $29,943.0... $2,258.7 $(683.0) $31,518.7.
                                               =========    ======== =======  =========

The Lincoln National Life Insurance Company

Future maturities of fixed maturity securities available-for-sale are as follows:

                                             Amortized Cost Fair Value
                                             -------------- ----------
                                                   (in millions)
                                             -------------------------
         December 31, 2003
           Due in one year or less..........   $   564.8... $   577.5.
           Due after one year through five
            years...........................     6,518.3...   6,908.5.
           Due after five years through ten
            years...........................     9,086.4...   9,696.6.
           Due after ten years..............     8,458.9...   9,018.8.
           Subtotal.........................    24,628.4...  26,201.4.
           Asset and mortgage-backed
            securities......................     4,978.8...   5,161.2.
                                               ---------    ---------
           Total............................   $29,607.2... $31,362.6.
                                               =========    =========

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

Par value, amortized cost and estimated fair value of investments in asset/mortgage-backed securities summarized by interest rates of the underlying collateral are as follows:

                               Par Value Amortized Cost Fair Value
                               --------- -------------- ----------
                                          (in millions)
                               -----------------------------------
             December 31, 2003
               Below 6%....... $2,237.3     $1,589.1     $1,597.6
               6%-7%..........  1,314.5      1,320.6      1,365.3
               7%-8%..........  1,515.3      1,529.6      1,626.3
               Above 8%.......    546.8        539.5        572.0
                               --------     --------     --------
               Total.......... $5,613.9     $4,978.8     $5,161.2
                               ========     ========     ========

The quality ratings of fixed maturity securities available-for-sale are as follows:

                                         December 31, 2003
                                       Fair Value  % of Total
                                       ----------  ----------
                                       (in millions except %)
                                       --------------------
                    Treasuries and AAA $ 6,742.5      21.5%
                      AA..............   1,843.7       5.9
                      A...............   9,513.6      30.3
                      BBB.............  10,971.9      35.0
                      BB..............   1,441.8       4.6
                      Less than BB....     849.1       2.7
                                       ---------     -----
                      Total........... $31,362.6     100.0%
                                       =========     =====

The major categories of net investment income are as follows:

                                          Year Ended December 31
                                          2003     2002     2001
                                        -------- -------- --------
                                              (in millions)
                                        --------------------------
              Fixed maturity securities $2,030.1 $2,030.3 $2,008.4
              Equity securities........      9.2     10.1      9.7
              Trading securities.......     41.2       --       --
              Mortgage loans on real
               estate..................    337.9    356.3    373.9
              Real estate..............     42.0     45.8     48.1
              Policy loans.............    122.5    133.6    124.3
              Invested cash............      5.3     30.4     63.5
              Other investments........     47.6     18.8     67.5
                                        -------- -------- --------
              Investment revenue.......  2,635.8  2,625.3  2,695.4
              Investment expense.......     95.7     92.2    112.1
                                        -------- -------- --------
              Net investment income.... $2,540.1 $2,533.1 $2,583.3
                                        ======== ======== ========

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements, consisted of the following:

                                                            2003
                                                        -------------
                                                        (in millions)
                                                        -------------
           Year Ended December 31
             Corporate bonds...........................   $2,171.2
             U.S. Government bonds.....................      285.9
             Foreign government bonds..................       46.5
             Asset and mortgage-backed securities:
               Mortgage pass-through securities........       18.9
               Collateralized mortgage obligations.....      110.8
               Commercial mortgage backed securities...      123.1
               Other asset-backed securities...........        9.7
             State and municipal bonds.................       16.5
             Redeemable preferred stocks...............        1.7
                                                          --------
           Total fixed maturity securities.............    2,784.3
           Equity securities...........................        2.2
                                                          --------
           Total.......................................   $2,786.5
                                                          ========

The Lincoln National Life Insurance Company

The detail of the realized loss on investments and derivative instruments is as follows:

                                            Year Ended December 31
                                            2003     2002     2001
                                          -------  -------  -------
                                                (in millions)
                                          -------------------------
            Fixed maturity securities
             available-for-sale
              Gross gain................. $ 333.7  $ 163.8  $ 163.4
              Gross loss.................  (353.7)  (578.5)  (421.1)
            Equity securities
             available-for-sale
              Gross gain.................    25.4     11.8     13.4
              Gross loss.................    (4.4)   (22.2)    (5.7)
            Other investments............    28.1     27.2     39.8
            Associated (amortization)
             restoration of deferred
             acquisition costs and
             provision for
             policyholder commitments....   (32.8)   143.2    106.9
            Investment expenses..........    (9.9)    (9.3)    (9.0)
                                          -------  -------  -------
            Total Investments............   (13.6)  (264.0)  (112.3)
            Derivative Instruments net of
             associated (amortization)
             restoration of deferred
             acquisition costs...........    (2.5)     1.2     (9.2)
                                          -------  -------  -------
            Total Investments and
             Derivative Instruments...... $ (16.1) $(262.8) $(121.5)
                                          =======  =======  =======

Provisions (credits) for write-downs and net changes in allowances for loss, which are included in the realized loss on investments and derivative instruments shown above, are as follows:

                                            Year Ended December 31
                                             2003    2002   2001
                                            ------  ------ ------
                                                (in millions)
                                            ---------------------
              Fixed maturity securities
               available-for-sale.......... $248.8  $296.6 $237.2
              Equity securities
               available-for-sale..........    3.4    21.4   15.7
              Mortgage loans on real estate    5.6     9.7   (2.7)
              Real estate..................    4.1      --    0.7
              Other long-term investments..     --     6.4    0.9
              Guarantees...................   (0.3)     --     --
                                            ------  ------ ------
              Total........................ $261.6  $334.1 $251.8
                                            ======  ====== ======

The portion of the market adjustment for trading securities and the corresponding market adjustment for the reinsurance embedded derivative related to trading securities at December 31, 2003 was $307.7 million.

The change in unrealized appreciation (depreciation) on investments in fixed maturity and equity securities available-for-sale is as follows:

                                         Year Ended December 31
                                          2003    2002    2001
                                         ------ -------- ------
                                              (in millions)
                                         ----------------------
               Fixed maturity securities $190.8 $1,219.5 $319.7
               Equity securities........    7.6     13.0  (16.6)
                                         ------ -------- ------
               Total.................... $198.4 $1,232.5 $303.1
                                         ====== ======== ======

The Lincoln National Life Insurance Company

For total traded and private securities held by LNL at December 31, 2003 that are in unrealized loss status, the fair value, amortized cost, unrealized loss and total time period that the security has been in an unrealized loss position are presented in the table below.

                                                            % Fair Amortized  % Amortized Unrealized % Unrealized
                                                 Fair Value Value    Cost        Cost        Loss        Loss
                                                 ---------- ------ ---------- ----------- ---------- ------------
                                                                          (000s omitted)
                                                 ---------------------------------------------------------------
2003
(less or =) 90 days                              $1,903,720  41.1% $1,923,778     39.8%   $ (20,058)      9.6%
(greater than) 90 days but (less or =) 180 days   1,166,033  25.2%  1,200,729     24.8%     (34,696)     16.7%
(greater than) 180 days but (less or =) 270 days    504,125  10.9%    531,547     11.0%     (27,423)     13.2%
(greater than) 270 days but (less or =) 1 year      141,837   3.1%    147,013      3.0%      (5,176)      2.5%
(greater than) 1 year                               915,577  19.8%  1,036,570     21.4%    (120,992)     58.1%
                                                 ---------- -----  ----------    -----    ---------     -----
Total                                            $4,631,292 100.0% $4,839,637    100.0%   $(208,345)    100.0%
                                                 ========== =====  ==========    =====    =========     =====

Securities available-for-sale that were deemed to have declines in fair value that were other than temporary were written down to fair value. The fixed maturity securities to which these write-downs apply were generally of investment grade at the time of purchase, but were subsequently downgraded by rating agencies to "below-investment grade." Factors considered by LNL in determining whether declines in the fair value of fixed maturity securities are other than temporary include 1) the significance of the decline, 2) LNL's ability and intent to retain the investment for a sufficient period of time for it to recover, 3) the time period during which there has been a significant decline in value, and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer. Based upon these factors, securities that have indications of potential impairment are subject to intensive review. Where such analysis results in a conclusion that declines in fair values are other than temporary, the security is written down to fair value. See Note 8 (Fair Value of Financial Instruments) to the consolidated financial statements for a general discussion of the methodologies and assumptions used to determine estimated fair values.

The balance sheet captions, "Real Estate" and "Property and Equipment," include allowances for depreciation as follows:

                                             December 31
                                              2003   2002
                                             ------  -----
                                             (in millions)
                                             ------------
                      Real estate........... $ 22.0  $41.0
                      Property and equipment  100.9   86.5

Impaired mortgage loans along with the related allowance for losses are as follows:

                                                       December 31
                                                      (in millions)
                                                     --------------
            Impaired loans with allowance for losses $120.2  $ 72.3
            Allowance for losses....................  (17.5)  (11.9)
                                                     ------  ------
            Net impaired loans...................... $102.7  $ 60.4
                                                     ======  ======

The allowance for losses is maintained at a level believed adequate by LNL to absorb estimated probable credit losses. LNL's periodic evaluation of the adequacy of the allowance for losses is based on LNL's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

A reconciliation of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                               Year Ended December 31
                                                2003     2002   2001
                                               ------   -----  -----
                                                   (in millions)
                                               --------------------
            Balance at beginning-of-year...... $ 11.9   $ 2.2  $ 4.9
            Provisions for losses.............   16.4    12.7    0.7
            Releases due to principal paydowns  (10.8)   (3.0)  (3.4)
                                               ------   -----  -----
            Balance at end-of-year............ $ 17.5   $11.9  $ 2.2
                                               ======   =====  =====

The Lincoln National Life Insurance Company

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                               Year Ended December 31
                                               2003    2002    2001
                                                -----   -----  -----
                                                 (in millions)
                                               ----------------------
                Average recorded investment in
                 impaired loans............... $72.6   $54.0   $25.0
                Interest income recognized on
                 impaired loans...............   8.1     5.6     3.0

All interest income on impaired mortgage loans was recognized on the cash basis of income recognition.

As of December 31, 2003, LNL had no mortgage loans on non-accrual status compared with $1.8 million at December 31, 2002. As of December 31, 2003 and 2002, LNL had no mortgage loans past due 90 days and still accruing.

As of December 31, 2003 and 2002, LNL had restructured mortgage loans of $63.6 million and $4.6 million, respectively. LNL recorded $4.7 million and $0.4 million of interest income on these restructured mortgage loans in 2003 and 2002, respectively. Interest income in the amount of $5.8 million and $0.4 million would have been recorded on these mortgage loans according to their original terms in 2003 and 2002, respectively. As of December 31, 2003 and 2002, LNL had no outstanding commitments to lend funds on restructured mortgage loans.

As of December 31, 2003 and 2002, LNL's investment commitments for fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate were $578.2 million and $558.9 million, respectively. As of December 31, 2003 and 2002, this includes $205.8 million and $168.1 million, respectively, of standby commitments to purchase real estate upon completion and leasing.

The carrying value of fixed maturity securities available-for-sale, mortgage loans on real estate and real estate investments which were non-income producing totaled $132.1 and $34.8 million at December 31, 2003 and 2002, respectively.

During the third quarter of 2003, LNL completed a securitization of commercial mortgage loans. In the aggregate, the loans had a fair value of $182.2 million and a carrying value of $167.3 million. LNL received $182.2 million from the trust for the sale of the loans. A recourse liability was not recorded since LNL is not obligated to repurchase any loans from the trust that may later become delinquent. Servicing fees of $0.03 million were received in 2003. The transaction was hedged with interest rate swaps to lock in the value of the loans. LNL recorded a gain on the hedge of $7.8 million pre-tax and a realized gain on the sale of $14.9 million pre-tax resulting in a total gain of $22.7 million pre-tax. LNL did not retain an interest in the securitized assets.


--------------------------------------------------------------------------------
4. Federal Income Taxes


The Federal income tax expense (benefit) is as follows:

                                           Year Ended December 31
                                           2003    2002     2001
                                          ------ -------  -------
                                               (in millions)
                                          -----------------------
              Current.................... $ 31.5 $(140.4) $ 456.1
              Deferred...................  213.4    41.5   (311.6)
                                          ------ -------  -------
              Total tax expense (benefit) $244.9 $ (98.9) $ 144.5
                                          ====== =======  =======

The effective tax rate on pre-tax income (loss) from continuing operations is lower than the prevailing corporate Federal income tax rate. A reconciliation of this difference is as follows:

                                           Year Ended December 31
                                            2003    2002    2001
                                           ------  ------  ------
                                                (in millions)
                                           ----------------------
             Tax rate times pre-tax income $323.1  $(22.2) $222.0
             Effect of:
               Tax-preferred investment
                income....................  (49.7)  (46.6)  (67.3)
               Tax credits................  (19.1)  (17.7)  (17.1)
               Goodwill...................     --      --     7.7
               Other items................   (9.4)  (12.4)   (0.8)
                                           ------  ------  ------
             Provision for income taxes... $244.9  $(98.9) $144.5
             Effective tax rate...........     27%    N/M      23%
                                           ======  ======  ======

The effective tax rate is a ratio of tax expense over pre-tax income. Since the pre-tax (loss) of $63.4 million resulted in a tax benefit of $98.9 million in 2002, the effective tax rate was not meaningful.

The Federal income tax asset (liability) is as follows:

                                                       December 31
                                                       2003    2002
                                                      ------  ------
                                                      (in millions)
                                                      --------------
           Current................................... $(19.7) $ 92.8
           Deferred..................................  (17.2)  121.8
                                                      ------  ------
           Total Federal income tax asset (liability) $(37.0) $214.6
                                                      ======  ======

The Lincoln National Life Insurance Company

Significant components of LNL's deferred tax assets and liabilities are as follows:

                                                      December 31
                                                     2003      2002
                                                  ---------  --------
                                                     (in millions)
                                                  -------------------
           Deferred tax assets:
             Insurance and investment contract
              liabilities........................  $1,220.8  $1,251.2
             Reinsurance deferred gain...........     321.6     397.5
             Net operating loss carryforwards....      41.1      80.1
             Modco/CFW embedded derivative.......     114.6        --
             Post-retirement benefits other than
              pensions...........................       9.5      27.1
             Compensation related................      52.7      76.1
             Ceding commission asset.............      14.8      16.7
             Other...............................     181.3     227.5
                                                  ---------  --------
           Total deferred tax assets.............   1,956.4   2,076.2
                                                  =========  ========
           Deferred tax liabilities:
             Deferred acquisition costs..........     607.3     527.5
             Investment related..................     251.8     201.5
             Net unrealized gain on securities
              available-for-sale.................     643.1     592.1
             Trading security gains..............     107.8        --
             Present value of business in-force..     322.6     354.5
             Other...............................      41.0     278.8
                                                  ---------  --------
           Total deferred tax liabilities........   1,973.6   1,954.4
                                                  =========  ========
           Net deferred tax asset (liability).... $   (17.2) $  121.8
                                                  =========  ========

The company and its affiliates are part of a consolidated Federal income tax filing with LNC. Net cash received for Federal income taxes in 2003 was $77.9 million due to the carry back of 2002 tax losses. Cash paid for Federal income taxes in 2002 and 2001 was $396.5 million and $58.2 million, respectively.

LNL is required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2003 and 2002, LNL concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2003 and 2002.

At December 31, 2003, LNL had net capital loss carryforwards for Federal income tax purposes of $117.6 million that will expire in 2007. The net capital loss carryforwards can be used to offset capital gains of any affiliate in future LNL consolidated U.S. tax returns filed by its common parent. Accordingly, LNL believes that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." At December 31, 2003, LNL has approximately $196.0 million of untaxed "Policyholders' Surplus" on which no payment of Federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable tax legislation, LNL does not believe that any significant portion of the account will be taxed in the foreseeable future. Accordingly, no deferred tax liability has been recognized relating to LNL's Policyholders' Surplus balance. If the entire Policyholders' Surplus balance became taxable at the current Federal rate, the tax would be approximately $68.6 million.

The LNC consolidated return group has been identified by the Internal Revenue Service ("IRS") as a coordinated industry taxpayer requiring annual audits. The audits from tax years through 1995 have been completed and these years are closed. LNC and its affiliates are currently under audit by IRS for years 1996-2002. LNL does not anticipate that any adjustments that might result from such audits would be material to LNL's consolidated results of operations or financial condition.

The Lincoln National Life Insurance Company

5. Supplemental Financial Data


Reinsurance transactions included in the income statement captions, "Insurance Premiums" and "Insurance Fees", are as follows:

                                           Year Ended December 31
                                          2003*    2002*     2001*
                                         -------  -------  --------
                                                (in millions)
                                         --------------------------
            Insurance assumed........... $   1.0  $   1.1  $1,425.4
            Insurance ceded.............  (250.9)  (233.1)   (993.9)
                                         -------  -------  --------
            Net reinsurance premiums and
             fees....................... $(249.9) $(232.0) $  431.5
                                         =======  =======  ========

--------
*The reinsurance activity for the year ended December 31, 2001 includes the activity of the former Reinsurance segment for the eleven months ended November 30, 2001 and the activity related to the indemnity reinsurance transaction with Swiss Re for the one month ended December 31, 2001. The reinsurance activity for 2003 and 2002 excludes activity related to the indemnity reinsurance transaction with Swiss Re.

The income statement caption, "Benefits," is net of reinsurance recoveries of $0.6 billion in each of the years ended December 31, 2003, 2002 and 2001, respectively.

A roll forward of the balance sheet account, "Deferred Acquisition Costs," is as follows:

                                                  Year Ended December 31
                                                    2003        2002
                                                   --------   --------
                                                     (in millions)
                                                  ---------------------
           Balance at beginning-of-year.......... $2,373.2    $2,267.0
           Deferral..............................    655.3       622.4
           Amortization..........................   (280.6)     (296.7)
           Adjustment related to realized gains
            (losses) on securities available-for-
            sale.................................    (50.2)      115.0
           Adjustment related to unrealized gains
            on securities available-for-sale.....   (126.0)     (338.5)
           Other.................................       --         4.0
                                                   --------   --------
           Balance at end-of-year................ $2,571.7    $2,373.2
                                                   ========   ========

Realized loss on investments and derivative instruments on the Statements of Income for the year ended December 31, 2003, 2002 and 2001 are net of amounts restored or (amortized) against deferred acquisition costs of $(50.2) million, $115.0 million and $112.9 million, respectively. In addition, realized gains and losses for the year ended December 31, 2003, 2002 and 2001 are net of adjustments made to policyholder reserves of $18.0 million, $25.6 million and $10.6 million, respectively. LNL has either a contractual obligation or has a consistent historical practice of making allocations of investment gains or losses to certain policyholders and to certain reinsurance arrangements.

Details underlying the income statement caption, "Underwriting, Acquisition, Insurance and Other Expenses," are as follows:

                                          Year Ended December 31
                                         2003      2002      2001
                                       --------  --------  --------
                                               (in millions)
                                       ----------------------------
            Commissions............... $  572.3  $  566.7  $  812.3
            Other volume related
             expenses.................    328.4     264.2     191.4
            Operating and
             administrative expenses..    624.4     664.0     830.1
            Deferred acquisition costs
             net of amortization......   (374.7)   (325.7)   (346.4)
            Restructuring charges.....     45.5        --      37.4
            Goodwill amortization.....       --        --      26.5
            Other intangibles
             amortization.............     90.9     105.7      91.8
            Other.....................     96.8      95.8     103.4
                                       --------  --------  --------
            Total..................... $1,383.6  $1,370.7  $1,746.5
                                       ========  ========  ========

The carrying amount of goodwill by reportable segment as of December 31, is as follows:

                                            2003   2002
                                           ------ ------
                                           (in millions)
                                           -------------
                        Life Insurance.... $855.1 $855.1
                        Lincoln Retirement   64.1   64.1
                                           ------ ------
                        Total............. $919.2 $919.2
                                           ====== ======

The Lincoln National Life Insurance Company

For intangible assets subject to amortization, the total gross carrying amount and accumulated amortization in total and for each major intangible asset class by segment are as follows:

                               As of December 31, 2003     As of December 31, 2002
                             --------------------------- ---------------------------
                             Gross Carrying Accumulated  Gross Carrying Accumulated
                                 Amount     Amortization     Amount     Amortization
                             -------------- ------------ -------------- ------------
                                                  (in millions)
                             -------------------------------------------------------
Amortized Intangible Assets:
  Present value of in-force
    Lincoln Retirement......    $  225.0       $111.9       $  225.0       $102.3
    Life Insurance..........     1,254.2        445.5        1,254.2        364.1
                                --------       ------       --------       ------
Total.......................    $1,479.2       $557.4       $1,479.2       $466.4
                                ========       ======       ========       ======

Future estimated amortization of other intangible assets is as follows (in millions):

                     2004-$66.1 2005-$65.2       2006-$67.7
                     2007- 68.3 2008- 67.4 Thereafter-587.2

A reconciliation of the present value of insurance business acquired included in other intangible assets is as follows:

                                                                                      December 31
                                                                               2003      2002      2001
                                                                             --------  --------  --------
                                                                                     (in millions)
                                                                             ----------------------------
Balance at beginning of year................................................ $1,012.8  $1,118.5  $1,209.7
Adjustments to balance......................................................       --        --      (0.7)
Interest accrued on unamortized balance (Interest rates range from 5% to 7%)     55.6      61.4      71.0
Amortization................................................................   (146.6)   (167.1)   (161.5)
                                                                             --------  --------  --------
Balance at end-of-year...................................................... $  921.8  $1,012.8  $1,118.5
                                                                             ========  ========  ========

Details underlying the balance sheet caption, "Contractholder Funds," are as follows:

                                                           December 31
                                                         2003      2002
                                                       --------- ---------
                                                          (in millions)
                                                       -------------------
      Premium deposit funds........................... $21,891.8 $20,634.6
      Undistributed earnings on participating business     155.1     156.7
      Other...........................................     680.9     610.9
                                                       --------- ---------
      Total........................................... $22,727.8 $21,402.2
                                                       ========= =========

Details underlying the balance sheet captions related of short-term debt and surplus notes payable to LNC are as follows:

                                                          December 31
                                                         2003     2002
                                                       -------- --------
                                                         (in millions)
                                                       -----------------
       Short-term debt:                                $   41.9 $  103.7
       Surplus notes due Lincoln National Corporation:
         6.56% surplus note, due 2028.................   $500.0 $  500.0
         6.03% surplus note, due 2028.................    750.0    750.0
                                                       -------- --------
       Total Surplus Notes............................ $1,250.0 $1,250.0
                                                       ======== ========

The short-term debt represents short-term notes payable to LNC.

The surplus note of $500 million was issued to LNC in connection with the CIGNA indemnity reinsurance transaction on January 5, 1998 (see Note 7). This note calls for LNL to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to

The Lincoln National Life Insurance Company redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before January 5, 2003. Any payment of interest or repayment of principal may be paid only out of LNL's statutory earnings, only if LNL's statutory surplus exceeds specified levels ($2.32 billion at December 31, 2003), and subject to approval by the Indiana Insurance Commissioner.

The surplus note for $750 million was issued on December 18, 1998 to LNC in connection with the Aetna indemnity reinsurance transaction (see Note 7). This note calls for LNL to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before December 18, 2003. Any payment of interest or repayment of principal may be paid only out of LNL's statutory earnings, only if LNL's statutory surplus exceeds specified levels ($2.38 billion at December 31, 2003), and subject to approval by the Indiana Insurance Commissioner.

Cash paid for interest on both the short-term debt and the surplus notes for 2003, 2002, and 2001 was $79.3 million, $79.3 million, and $80.6 million, respectively.


--------------------------------------------------------------------------------
6. Employee Benefit Plans


Pension and Other Post-retirement Benefit Plans--U.S.
LNC maintains funded defined benefit pension plans for most of its U.S. employees (including those of LNL), and prior to January 1, 1995, most full-time agents (including those of LNL). Effective January 1, 2002, the employees' pension plan has a cash balance formula. Employees retiring before 2012 will have their benefits calculated under both the old and new formulas and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive benefits under the amended plan. Benefits under the old employees' plan are based on total years of service and the highest 60 months of compensations during the last 10 years of employment. Under the amended plan, employees have guaranteed account balances that grow with pay and interest credits each year. The amendment to the employees' pension plan resulted in a $25.4 million pre-tax negative unrecognized prior service cost in 2001 that will be evenly recognized over future periods. All benefits applicable to the defined benefit plan for agents were frozen as of December 31, 1994. The plans are funded by contributions to tax-exempt trusts. LNL's funding policy is consistent with the funding requirements of Federal law and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future.

LNC sponsors three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents (including those of LNL): supplemental retirement plans, a salary continuation plan, and supplemental executive retirement plans.

The supplemental retirement plans provide defined benefit pension benefits in excess of limits imposed by Federal tax law.

The salary continuation plan provides certain officers of LNL defined pension benefits based on years of service and final monthly salary upon death or retirement.

A supplemental executive retirement plan provides defined pension benefits for certain executives who became employees of LNL as a result of the acquisition of a block of individual life insurance and annuity business, and benefits under this plan were frozen effective January 1, 2000. A second supplemental executive retirement plan was established for this same group of executives to guarantee that the total benefit payable under the LNC employees' defined benefit pension plan benefit formula will be determined using an average compensation not less than the minimum three-year average compensation as of a certain period. All benefits payable from this plan are reduced by benefits payable from the LNC employees' defined benefit pension plan.

LNC also sponsors unfunded plans that provide post-retirement medical, dental and life insurance benefits to full-time U.S. employees and agents who, depending on the plan, have worked for LNC 10 years and attained age 55 for employees and 60 for agents (including those of LNL). Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employees' post-retirement plan was changed such that employees and agents not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. This amendment to the plan resulted in the immediate recognition at the end of 2003 of a one-time curtailment gain of $2.3 million pre-tax. Life insurance benefits for retirees are noncontributory for employees and agents that attain the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age 70. Effective July 1, 1999, the agents' post-retirement plan was changed to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' post-retirement plan was changed to require employees not yet age 50 with five years of service by year end 2001 to pay the full medical and dental premium cost when they retire. This change in the plan resulted in the immediate recognition at the end of 2001 of a one-time curtailment gain of $10.7 million pre-tax.

On December 7, 2001, Swiss Re acquired LNL's reinsurance business. This transaction resulted in the immediate recognition of a one-time curtailment gain on post-retirement benefits of $6 million pre-tax and additional expense of $1.4 million pre-tax related to pension benefits for a net

The Lincoln National Life Insurance Company curtailment gain of $4.6 million pre-tax. This net curtailment gain was included in the realized gain on sale of subsidiaries for the year ended December 31, 2001. Due to the release of the pension obligations on these former LNL employees, there was a $16 million gain in the pension plan that was used to offset prior plan losses.

As discussed in Note 2, the Medicare Prescription Drug Improvement and Modernization Act of 2003 ("the Medicare Act") became law. Beginning in 2006, the Medicare Act provides various alternatives that could result in an offset to some portion of the costs of prescription drug benefits provided to retirees. In January 2004, the staff of the FASB issued Financial Staff Position No. FAS 106-1 ("FSP 106-1"), which permits a sponsor of a post-retirement health care plan that provides retiree prescription drug benefits to make a one-time election to defer accounting for the effects of the Medicare Act.

LNL has elected to defer accounting for the effects of the Medicare Act. Accordingly, the measures of accumulated post-retirement benefit obligation and periodic post-retirement benefit cost in LNL's financial statements for the year ended December 31, 2003, do not reflect the effects of the Medicare Act.

The Lincoln National Life Insurance Company

Obligations, Funded Status and Assumptions

Information with respect to defined benefit plan asset activity and defined benefit plan obligations is as follows:

                                                       Year Ended December 31
                                                  -------------------------------------
                                                                   Other Post-retirement
                                                  Pension Benefits    Benefits
                                                  ---------------  --------------------
                                                    2003    2002    2003       2002
                                                  -------  ------   ------     ------
                                                           (in millions)
Change in plan assets:
  Fair value of plan assets at beginning-of-year. $ 343.0  $340.4  $   --     $   --
  Transfers of assets............................     0.9    (1.4)     --         --
  Actual return on plan assets...................    79.2   (31.1)     --         --
  Company contributions..........................    40.5    58.0     4.6        6.5
  Administrative expenses........................   (1.8)    (1.6)     --         --
  Benefits paid..................................  (24.9)   (21.3)   (4.6)      (6.5)
                                                  -------  ------   ------     ------
  Fair value of plan assets at end-of-year.......   436.9   343.0      --         --
                                                  =======  ======   ======     ======
Change in benefit obligation:
  Benefit obligation at beginning-of-year........   441.1   399.3    88.9       81.9
  Transfers of benefit obligations...............     0.6    (1.3)     --       (0.9)
  Service cost...................................    18.1    17.3     1.4        1.4
  Interest cost..................................    27.2    26.8     4.9        5.1
  Plan participants' contributions...............      --      --     1.0        1.1
  Special termination benefits...................     1.4      --      --         --
  Plan curtailment gain..........................      --      --    (2.3)        --
  Actuarial (gains) losses.......................  (13.6)    20.3   (10.2)       6.8
  Benefits paid..................................  (24.9)   (21.3)   (4.6)      (6.5)
                                                  -------  ------   ------     ------
  Benefit obligation at end-of-year..............   449.9   441.1    79.1       88.9
                                                  =======  ======   ======     ======
Underfunded status of the plans..................   (13.0)  (98.1)  (79.1)     (88.9)
Unrecognized net actuarial (gains) losses........    38.4   109.3    (1.9)       8.2
Unrecognized prior service cost..................   (17.0)  (19.8)     --         --
                                                  -------  ------   ------     ------
Prepaid (accrued) benefit cost................... $   8.4  $ (8.6) $(81.0)    $(80.7)
                                                  =======  ======   ======     ======
Weighted-average assumptions as of December 31:
  Weighted-average discount rate.................    6.50%   6.50%   6.50%      6.50%
  Expected return on plan assets.................    8.25%   8.25%     --         --
Rate of increase in compensation:
  Salary continuation plan.......................    4.00%   5.00%     --         --
  All other plans................................    4.00%   4.00%   4.00%      4.00%
                                                  =======  ======   ======     ======

LNL uses a December 31 measurement date for its pension and post-retirement plans.

The expected return on plan assets for 2003 and 2002 was 8.25%. This rate is initially established at the beginning of the plan year based on the historical rates of return and is reevaluated based on the actual return through an interim date during the current plan year. As there was not a significant variance between the projected actual return for both 2003 and 2002 and the expected return of 8.25%, LNC maintained the expected return at 8.25% for the actuarial valuation calculated at the end of each year.

The calculation of the accumulated post-retirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e. health care cost trend rate) of 10% for 2003. It further assumes the rate will gradually decrease to 5.0% by 2015 and remain at that level in future periods. The health care cost trend rate assumption has a significant effect on the amounts reported. For example increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated post-retirement benefits obligation as of December 31, 2003 and 2002 by $4.6 million and $6.2 million, respectively. The aggregate of the estimated service and interest cost components of net periodic post-retirement benefits cost for the year ended December 31, 2003 and 2002 would increase by $0.4 million and $0.5 million, respectively.

The Lincoln National Life Insurance Company

Information for pension plans with accumulated benefit obligations in excess of plan assets is as follows:

                                                  December 31
                                                  2003  2002*
                                                 ------ ------
                                                 (in millions)
                                                 -------------
                  Accumulated benefit obligation $127.8 $430.0
                  Projected benefit obligation..  129.6  441.1
                  Fair value of plan assets.....   78.2  343.0

--------
*In 2002, all plans had accumulated benefit obligations in excess of plan assets.

Minimum Pension Liability Adjustment

                                                                                                               For the year ended
                                                                                                               December 31,
                                                                                                                2003      2002
                                                                                                                ------     -----
                                                                                                               (in millions)
                                                                                                               ------------------
Increase/(decrease) in minimum pension liability adjustment included in other comprehensive income (after-tax) ($42.6)    $51.9

                                                                                                               December 31,
                                                                                                                2003      2002
                                                                                                                ------     -----
Minimum pension liability adjustment included in accumulated other comprehensive income (after-tax)...........  $ 9.3     $51.9

Components of Net Periodic Pension Cost

The components of net defined benefit pension plan and post-retirement benefit plan expense are as follows:

                                                   Year Ended December 31
                                                                Other Post-retirement
                                           Pension Benefits           Benefits
                                        ----------------------  -------------------
                                         2003    2002    2001    2003    2002   2001
                                        ------  ------  ------  -----   -----  -----
                                                       (in millions)
                                        -------------------------------------------
Service cost........................... $ 19.4  $ 17.8  $ 13.9  $ 1.4   $ 1.4  $ 2.6
Interest cost..........................   27.2    26.8    28.8    5.0     5.1    6.2
Expected return on plan assets.........  (27.7)  (27.1)  (29.8)    --      --     --
Amortization of prior service cost.....   (2.2)   (2.4)    0.2     --      --     --
Recognized net actuarial (gains) losses    5.7     0.2     0.2   (0.2)   (0.4)  (0.4)
                                        ------  ------  ------  -----   -----  -----
Net periodic benefit cost.............. $ 22.4  $ 15.3  $ 13.3  $ 6.2   $ 6.1  $ 8.4
                                        ======  ======  ======  =====   =====  =====

LNL maintains a defined contribution plan for its U.S. insurance agents. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, LNL assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees. Contributions for this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain highly compensated LNL agents. The combined pre-tax expenses for these plans amounted to $3.7 million, $1.0 million, and $2.8 million in 2003, 2002 and 2001, respectively. These expenses reflect both LNL's contribution as well as changes in the measurement of LNL's liabilities under these plans.

Plan Assets

Asset allocations for LNC's defined benefit pension plan assets at December 31, 2003 and 2002 are as follows:

                                                 2003   2002
                                                -----  -----
                   Asset Category
                     Equity securities.........  61.9%  59.6%
                     Fixed income securities...  30.7   31.9
                     Real estate...............   5.6    5.0
                     Cash and cash equivalents.   1.8    3.5
                                                -----  -----
                     Total..................... 100.0% 100.0%
                                                =====  =====

The Lincoln National Life Insurance Company

The primary investment objective of LNC's defined benefit pension plan is for capital appreciation and income growth, with an emphasis on avoiding undue risk. A secondary objective is for current income. Investments can be made using the following asset classes: both domestic and international equity and fixed income securities, real estate, guaranteed products, venture capital, oil and gas and other asset classes the investment managers deem prudent. A five-year time horizon is utilized, as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Each managed fund is expected to rank in the upper 50% of similar funds over the three and/or five year periods. Managers not meeting criteria will be subject to additional due diligence review and possible termination. The following short-term ranges have been established for weightings in the various asset categories:

                                                     Weighting Range
                                                     --------------
              Asset Category
                Cash................................          0-20%
                Guaranteed Products.................          0-20%
                Fixed Income........................         20-80%
                  Long-term......................... 0-10%
                  High-Yield........................ 0-10%
                  International/Emerging Markets*... 0-10%
                Real Estate.........................          0-20%
                Equities............................         20-80%
                  Small-cap......................... 0-20%
                  International*.................... 0-20%
                  Emerging Markets*................. 0-10%
                Other...............................          0-20%
                Total International**...............          0-25%

--------
The total of domestic cash, domestic fixed income, and domestic equities shall not be less than 50%.
*Currencyexposure can be hedged up to 100%
**International/EmergingMarkets-Fixed Income and Equities

Within the broad ranges provided above, current target asset weightings are as follows: 64% equities, 35% fixed income, including real estate, and 1% cash. The performance of the plan and the managed funds are monitored on a quarterly basis relative to the plan's objectives. The performance of the managed fund is measured against the following indices: S&P 500, EAFE, Russell 2000, NAREIT, Lehman US Universal and Salomon (Citigroup) 90-day T-Bill. LNC reviews this investment policy on an annual basis.

The plan assets are principally managed by LNC's Investment Management segment.

Plan Cash Flows

LNL expects to contribute between zero and $16.3 million to LNC's defined benefit pension plans in 2004. In addition, LNL expects to fund approximately $7.9 million and $4.6 million in 2004 for benefit payments for LNC's unfunded defined benefit plan and post-retirement benefit plans, respectively.

401(k).
LNC sponsors contributory defined contribution plans (401(k) plans) for eligible U.S. employees and agents (including those of LNL). LNL's contributions to the 401(k) plans for its employees and agents are equal to a participant's pre-tax contribution, not to exceed 6% of base pay, multiplied by a percentage, ranging from 50% to 150%, which varies according to certain incentive criteria as determined by LNC's Board of Directors. LNL's expense for the 401(k) plan amounted to $22.9 million, $12.6 million, and $13.5 million in 2003, 2002 and 2001, respectively.

Deferred Compensation Plans.
LNC sponsors contributory deferred compensation plans for certain U.S. employees and agents including those of LNL who meet the established plan criteria. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. At this point, these plans are not funded. Plan participants may select from a variety of alternative measures for purposes of calculating the investment return considered attributable to their deferral. Under the terms of these plans, LNL agrees to pay out amounts based upon the alternative measure selected by the participant. Plan participants who are also participants in an LNC 401(k) plan and who have reached the contribution limit for that plan may also elect to defer the additional amounts into the deferred compensation plan. LNL makes matching contributions to these plans for its participants based upon amounts placed into the deferred compensation plans by individuals who have reached the contribution limit under the 401(k) plan. The amount of LNL's contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense/(income) for these plans amounted to $17.0 million, $(3.6) million, and $(2.9) million in 2003, 2002 and 2001, respectively. These expenses reflect both LNL's employer matching contributions of $2.4 million, $1.1 million and $1.3 million, as well as changes in the measurement of LNL's liabilities under these plans of $14.6 million, ($4.7) million and ($4.2) million for 2003, 2002 and 2001 respectively.

In the fourth quarter of 1999, LNC modified the terms of the deferred compensation plans to provide that plan participants who selected LNC stock as the measure for their investment return would receive shares of LNC stock in satisfaction of this portion of their deferral. In addition, participants were precluded from diversifying any portion of their deferred compensation plan account that is measured by LNC's stock performance. As a result of these modifications to the plans, ongoing changes in value of LNC's stock no longer affect the expenses associated with this portion of the deferred compensation plans.

LNL's total liabilities associated with these plans were $123.9 million and $103.7 million at December 31, 2003 and 2002, respectively.

The Lincoln National Life Insurance Company

Stock-Based Incentive Compensation Plans.
LNC has various incentive plans for employees, agents and directors of LNC and its subsidiaries (including employees, agents and directors of LNL) that provide for the issuance of stock options, stock incentive awards, stock appreciation rights, and restricted stock awards. Prior to 2003, these plans were comprised primarily of stock option incentive plans.

Effective January 1, 2003, LNC's stock-based employee compensation plan was revised to provide for performance vesting, and to provide for awards that may be paid out in a combination of stock options, performance shares of LNC stock and cash. This plan replaced the LNC stock option plan. Awards under this plan for 2003 consisted of 233,055 10-year LNC stock options, 323,243 performance share units that could result in the issuance of LNC shares, and cash awards. As of December 31, 2003, 114,544 stock options and 271,042 performance share units of these 2003 awards were outstanding. The performance measures that must be met for vesting to occur are established at the beginning of the three-year performance period. Certain participants in the plan will select from seven different combinations of stock options, performance shares and or cash in determining the form of their award. Other participants will have their award paid in performance shares.

Total compensation expense for LNL under LNC's incentive plans involving performance vesting for 2003 was $0.2 million relating to stock options, $2.7 million relating to performance shares, and $0.2 million relating to cash awards. The amount of stock option expense for the performance vesting awards is included in the total LNL stock option expense discussed below. All expense calculations for performance vesting stock options, performance shares, and performance vesting cash awards that were granted in 2003 have been based upon the current assumption that the actual performance achievement over the three-year performance measurement period will result in target levels of long-term incentive compensation payouts. As the three-year performance period progresses, LNC will continue to refine its estimate of the expense associated with these awards so that by the end of the three-year performance period, LNL's cumulative expense will reflect the actual level of awards that vest.

Stock options awarded under the stock option incentive plans in effect prior to 2003 were granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire 10 years from the date of grant. Such options are transferable only upon death. Options become exercisable in 25% increments over the four-year period following the option grant anniversary date. A "reload option" feature was added on May 14, 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%. The reload feature is not available for options granted after 2002.

Effective January 1, 2003, LNL adopted the fair value recognition method of accounting for its stock option incentive plans under FAS 123, which is considered the preferable accounting method for stock based compensation. Previously, LNL accounted for its stock option incentive plans using the intrinsic value method of accounting under the recognition and measurement provisions of APB 25, and related interpretations. For more information, see Footnote 2 in the Notes to Consolidated Financial Statements.

The Lincoln National Life Insurance Company

Information with respect to LNL stock options outstanding at December 31, 2003 is as follows:

                   Options Outstanding                          Options Exercisable
--------------------------------------------------------- -------------------------------
             Number     Weighted-Average                      Number
Range of Outstanding at    Remaining                      Exercisable at
Exercise  December 31,  Contractual Life Weighted-Average  December 31,  Weighted-Average
 Prices       2003          (Years)       Exercise Price       2003       Exercise Price
-------- -------------- ---------------- ---------------- -------------- ----------------
$10-$20       28,442          0.36            $19.72           28,442         $19.72
 21- 30    1,409,636          5.57             25.48        1,042,924          25.68
 31- 40      622,385          4.89             38.06          574,885          38.39
 41- 50    3,127,336          5.60             46.77        2,730,668          47.22
 51- 60      879,636          8.16             52.09          304,571          52.09
-------    ---------                                        ---------
$10-$60    6,067,435                                        4,681,490
=======    =========                                        =========

The option price assumptions used for grants to LNL employees and agents were as follows:

                                                     2003   2002    2001
                                                    -----  ------  ------
     Dividend yield................................   5.0%    2.5%    2.8%
     Expected volatility...........................  39.8%   39.6%   40.0%
     Risk-free interest rate.......................   2.2%    4.5%    4.6%
     Expected life (in years)......................   3.6     4.2     4.2
     Weighted-average fair value per option granted $5.55  $16.00  $13.38

Information with respect to the incentive plans involving stock options granted to LNL employees and agents is as follows:

                                        Options Outstanding       Options Exercisable
                                     -------------------------- ------------------------
                                                   Weighted-                Weighted-
                                                    Average                  Average
                                       Shares    Exercise Price  Shares   Exercise Price
                                     ----------  -------------- --------- --------------
Balance at January 1, 2001..........  7,168,953      $36.69     2,813,438     $13.92
Granted-original....................  1,418,190       43.52
Granted-reloads.....................     60,111       48.64
Exercised (includes shares tendered) (1,162,373)      28.45
Forfeited...........................   (251,604)      44.01
                                     ----------      ------
Balance at December 31, 2001........  7,233,277       39.20     4,213,907      39.05
                                     ==========      ======
Granted-original....................  1,035,180       51.59
Granted-reloads.....................     12,103       48.41
Exercised (includes shares tendered) (1,316,702)      36.31
Forfeited...........................   (331,487)      46.09
Intercompany transfer...............      6,300       41.39
                                     ----------      ------
Balance at December 31, 2002........  6,638,671       41.39     4,035,327      40.00
                                     ==========      ======
Granted-original....................    288,165       25.54
Granted-reloads.....................     13,696       35.28
Exercised (includes shares tendered)   (332,769)      24.22
Forfeited...........................   (540,328)      41.21
                                     ----------      ------
Balance at December 31, 2003........  6,067,435      $41.57     4,681,490     $41.49
                                     ==========      ======     =========     ======

Total compensation expense for incentive plans involving stock options granted to LNL employees and agents, for 2003, 2002, and 2001 was $13.9 million, $18.7 million, and $22.4 million, respectively.

Stock Appreciation Rights Incentive Plan.
LNC has in place a stock appreciation right ("SAR") incentive program for LNL agents that do not meet the stringent definition of a common law employee. The SARs under this program are rights on LNC stock that are cash settled and become exercisable in 25% increments over the four year period following the SAR grant date. SARs are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire five years from the date of grant. Such SARs are transferable only upon death.

LNL recognizes compensation expense for the SAR program based on the fair value method using an option-pricing model. Compensation expense and the related liability are recognized on a straight-line basis over the vesting period of the SARs. The SAR li-

The Lincoln National Life Insurance Company ability is marked-to-market through net income. This accounting treatment causes volatility in net income as a result of changes in the market value of LNC stock. LNL hedges this volatility by purchasing call options on LNC stock. Call options hedging vested SARs are also marked-to-market through net income. Total compensation expense (income) recognized for the SAR program for 2003, 2002 and 2001 was $6.8 million, $(0.7) million and $4.8 million, respectively. The mark-to-market gain (loss) recognized through net income on the call options on LNC stock for 2003, 2002 and 2001 was $0.3 million, $(6.7) million and $0.8 million, respectively. The SAR liability at December 31, 2003 and 2002 was $9.8 million and $3.7 million, respectively.

Information with respect to the LNC SARs incentive plan outstanding for LNL agents at December 31, 2003 is as follows:

                     SARs Outstanding                             SARs Exercisable
---------------------------------------------------------- -------------------------------
              Number     Weighted-Average                      Number
Range of  Outstanding at    Remaining                      Exercisable at    Weighted-
Exercise   December 31,  Contractual Life Weighted-Average  December 31,  Average Exercise
 Prices        2003          (Years)       Exercise Price       2003           Price
--------- -------------- ---------------- ---------------- -------------- ----------------
$20 - $30     731,011          2.50            $24.89         266,263          $24.72
 31 - 40        9,750          3.46             34.41           2,332           36.74
 41 - 50      495,288          2.20             43.57         238,384           43.58
 51 - 60      363,475          3.20             52.10          90,913           52.10
---------   ---------                                         -------
$20 - $60   1,599,524                                         597,892
=========   =========                                         =======

The option price assumptions used for grants to LNL agents under the LNC SAR plan were as follows:

                                                    2003   2002    2001
                                                   -----  ------  ------
       Dividend yield.............................   4.6%    2.7%    2.7%
       Expected volatility........................  35.0%   29.5%   42.0%
       Risk-free interest rate....................   3.3%    5.0%    5.5%
       Expected life (in years)...................   5.0     5.0     5.0
       Weighted-average fair value per SAR granted $9.05  $10.86  $18.84

Information with respect to the LNC incentive plan involving SARs granted to LNL agents is as follows:

                                         SARs Outstanding         SARs Exercisable
                                     ------------------------- ----------------------
                                                  Weighted-              Weighted-
                                                   Average                Average
                                       Shares   Exercise Price Shares  Exercise Price
                                     ---------  -------------- ------- --------------
Balance at January 1, 2001..........   751,052      $24.94      82,421     $24.72
Granted-original....................   544,205       43.51
Exercised (includes shares tendered)  (142,785)      24.74
Forfeited...........................   (27,381)      28.92
                                     ---------      ------
Balance at December 31, 2001........ 1,125,091       33.85     102,710      25.02
                                     =========      ======
Granted-original....................   383,675       51.95
Exercised (includes shares tendered)   (90,818)      28.57
Forfeited...........................   (35,700)      34.95
                                     ---------      ------
Balance at December 31, 2002........ 1,382,248       39.20     301,108      32.06
                                     =========      ======
Granted-original....................   326,650       25.28
Exercised (includes shares tendered)   (63,224)      24.72
Forfeited...........................   (46,150)      39.57
                                     ---------      ------
Balance at December 31, 2003........ 1,599,524       36.92     597,892      36.45
                                     =========      ======     =======     ======

The Lincoln National Life Insurance Company

In addition to the stock-based incentives discussed above, LNC has awarded restricted shares of LNC stock, generally subject to a three-year vesting period, to LNL employees. Information with respect to LNC Restricted stock (non-vested stock) awarded to LNL employees from 2001 through 2003 was as follows:

                                           2003    2002    2001
                                          ------- ------- -------
              Restricted stock (number of
               shares)...................  10,910  46,500  32,639
              Weighted-average price per
               share at time of grant.... $ 31.41 $ 33.55 $ 45.59


--------------------------------------------------------------------------------
7. Restrictions, Commitments and Contingencies


Statutory Information and Restrictions
Net income (loss) as determined in accordance with statutory accounting practices for LNL excluding the insurance subsidiaries sold to Swiss Re in 2001, was $267 million, $(252) million and $197 million for 2003, 2002 and 2001, respectively. On December 7, 2001, Swiss Re acquired LNL's reinsurance operations. The transaction structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNL's reinsurance operation. See Note 11 for further discussion of Swiss Re's acquisition of LNL's reinsurance operation.

Shareholders' equity as determined in accordance with statutory accounting practices for LNL was $2.8 billion and $2.6 billion for December 31, 2003 and 2002, respectively.

LNL acquired a block of individual life insurance and annuity business from CIGNA in January 1998 and a block of individual life insurance from Aetna Inc. in October 1998. These acquisitions were structured as indemnity reinsurance transactions. The statutory accounting regulations do not allow goodwill to be recognized on indemnity reinsurance transactions and therefore, the related statutory ceding commission flows through the statement of operations as an expense resulting in a reduction of statutory earned surplus. As a result of these acquisitions, LNL's statutory earned surplus was negative.

LNL is subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNC. As a result of negative statutory earned surplus, LNL was required to obtain the prior approval of the Indiana Insurance Commissioner ("Commissioner") before paying any dividends to LNC until its statutory earned surplus became positive. During the first quarter of 2002, LNL received approval from the Commissioner to reclassify total dividends of $495 million paid to LNC in 2001 from LNL's earned surplus to paid-in-capital. This change plus the increase in statutory earned surplus from the disposition of LNL's reinsurance operations through an indemnity reinsurance transaction with Swiss Re resulted in positive statutory earned surplus for LNL at December 31, 2001.

In general, a dividend is not subject to prior approval from the Commissioner provided LNL's statutory earned surplus is positive and the proposed dividend, plus all other dividends made within the twelve consecutive months prior to the date of the proposed dividend, does not exceed the standard limitation of the greater of 10% of total statutory earned surplus or the amount of statutory earnings in the prior calendar year. Dividends of $710 million were paid by LNL to LNC in the second quarter of 2002. These distributions were made in two installments. The first installment of $60 million was paid in April. The second installment of $650 million was paid in June. As both installments exceeded the standard limitation noted above, a special request was made for each payment and each was approved by the Commissioner. Both distributions represented a portion of the proceeds received from the indemnity reinsurance transaction with Swiss Re. As a result of the payment of dividends plus earnings in 2002, LNL's statutory earned surplus was negative as of December 31, 2002. Due to the negative statutory earned surplus as of December 31, 2002, dividends paid by LNL in 2003 were subject to prior approval from the Commissioner.

Dividends of $200 million were paid by LNL to LNC in three quarterly installments during 2003. A special request was made for each payment and each was approved by the Commissioner. As occurred in 2001, $164.2 million of dividends approved and paid while statutory earned surplus was negative were classified as a reduction to paid-in-capital. Due to statutory earnings and favorable credit markets, LNL expects to be able to pay dividends in 2004 without prior approval.

LNL is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the state of Indiana, LNL is also subject to the regulatory requirements that the State of New York imposes upon accredited reinsurers.

Reinsurance Contingencies

See Note 11, "Acquisitions and Divestitures," for discussion of contingencies surrounding Swiss Re's acquisition of LNL's reinsurance operations on December 7, 2001.

Marketing and Compliance Issues

Recently, there has been a significant increase in federal and state regulatory activity in the industry relating to numerous issues including market timing and late trading of mutual fund and variable insurance products and broker-dealer access arrangements. LNL, like many others in the industry, has received requests for information from the SEC and a subpoena from the New York Attorney General's Office seeking documentation and other information relating to these issues. LNL is in the process of responding to these requests and continues to cooperate fully with the regulators.

The Lincoln National Life Insurance Company

Regulators also continue to focus on replacement and exchange issues. Under certain circumstances, companies have been held responsible for replacing existing policies with policies that were less advantageous to the policyholder. LNL's management continues to monitor compliance procedures to minimize any potential liability. Due to the uncertainty surrounding all of these matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that future developments will not materially affect the consolidated financial position of LNL.

Leases

LNL leases its Fort Wayne, Indiana home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide LNL with the right of the first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. LNL also has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods.

Total rental expense on operating leases in 2003, 2002 and 2001 was $55.7 million, $55.5 million and $63.2 million, respectively. Future minimum rental commitments are as follows (in millions):

               2004-$52.1 2006-$      43.8 2008-$           34.3
               2005- 49.3       2007- 41.5       Thereafter 34.8

Information Technology Commitment

In February 1998, LNL signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, LNL completed renegotiations and extended the contract through February 2010. Annual costs are dependent on usage but are expected to range from $55.0 million to $60.0 million.

Insurance Ceded and Assumed

LNL cedes insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. LNL seeks reinsurance coverage within the businesses that sell life insurance to limit its liabilities. As of December 31, 2002, LNL's retention policy is to retain no more than $10 million on a single insured life. For 2003, the retention policy was changed to limit retention on new sales to $5 million. Portions of LNL's deferred annuity business have been reinsured on a Modco basis with other companies to limit LNL's exposure to interest rate risks. At December 31, 2003, the reserves associated with these reinsurance arrangements totaled $2.4 billion. To cover products other than life insurance, LNL acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and deferred acquisition costs, net of insurance ceded (see Note 5). LNL remains liable if its reinsurers are unable to meet contractual obligations under applicable reinsurance agreements.

LNL assumes insurance from other companies. At December 31, 2003, LNL provided $2.0 million of statutory surplus relief to other insurance companies under reinsurance transactions. Generally, such amounts are offset by corresponding receivables from the ceding company, which are secured by future profits on the reinsured business. However, LNL is subject to the risk that the ceding company may become insolvent and the right of offset would not be permitted. LNL's reinsurance operations were acquired by Swiss Re on December 7, 2001. The transaction structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNL's reinsurance operation. Under the indemnity reinsurance agreements, Swiss Re reinsured certain liabilities and obligations of LNL. Because LNL is not relieved of its legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on the balance sheets of LNL with a corresponding reinsurance receivable from Swiss Re.

Vulnerability from Concentrations

LNL's amounts recoverable from reinsurers represents receivables from and reserves ceded to reinsurers. LNL obtains reinsurance from a diverse group of reinsurers and monitors concentration as well as financial strength ratings of LNL's principal reinsurers. LNL's principal reinsurers are strongly rated companies, with Swiss Re representing the largest exposure. As discussed above, LNL sold its reinsurance business to Swiss Re through an indemnity reinsurance arrangement in 2001. Because LNL is not relieved of its liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured contracts remain on the consolidated balance sheet of LNL with a corresponding reinsurance receivable from the business sold to Swiss Re, which totaled $4.2 billion at December 31, 2003 and is included in amounts recoverable from reinsurers. In addition to various remedies that LNL would have in the event of a default by Swiss Re, LNL continues to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. LNL's funds withheld liability and embedded derivative liabilities include $1.8 billion and $0.3 billion, respectively, related to the business reinsured by Swiss Re.

At December 31, 2003, LNL did not have a material concentration of financial instruments in a single investee or industry. LNL's investments in mortgage loans principally involve commercial real estate. At December 31, 2003, 28.5% of such mortgages, or $1.2 billion, involved properties located in California and Texas. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $37.6 million. Also at December 31, 2003, LNL did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or

The Lincoln National Life Insurance Company services used in the business or; 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to LNL's financial position.

Although LNL does not have any significant concentration of customers, LNL's Retirement segment has a long-standing distribution relationship with American Funds Distributors ("AFD") that is significant to this segment. Prior to 2003, AFD used wholesalers who focus on both American Funds Distributors as well as American Legacy Variable Annuity products. In 2002, LNL and AFD agreed to transition the wholesaling of American Legacy to LFD, which was completed in 2003. The American Legacy Variable Annuity product line sold through LFD accounted for about 17% of LNL's total gross annuity account values at December 31, 2003, compared with about 15% sold through AFD in 2002. In addition the American Legacy Variable Annuity product line represents approximately 35% and 31% of LNL's total gross annuity account values at December 31, 2003 and 2002 respectively.

Other Contingency Matters

LNL is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the consolidated financial position of LNL.

In 2001, LNL concluded the settlement of all class action lawsuits alleging fraud in the sale of LNL non-variable universal life and participating whole life policies issued between January 1, 1981 and December 31, 1998. Since 2001, LNL has reached settlements with a substantial number of the owners of policies that opted out of the class action settlement. LNL continues to defend a small number of opt out claims and lawsuits. While there is continuing uncertainty about the ultimate costs of settling the remaining opt out cases, it is management's opinion that established reserves are adequate and future developments will not materially affect the consolidated financial position of LNL.

LNL has pursued claims with its liability insurance carriers for reimbursement of certain costs incurred in connection with the class action settlement and the settlement of claims and litigation brought by owners that opted out of the class action settlement. During the fourth quarter of 2002, LNL settled its claims against three liability carriers on a favorable basis. LNL continues to pursue similar claims against a fourth liability insurance carrier.

For discussion of the resolution of legal proceedings related to LNL's sale of its former reinsurance business to Swiss Re, See Note 11.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. LNL has accrued for expected assessments net of estimated future premium tax deductions.

Guarantees

LNL has guarantees with off-balance-sheet risks whose contractual amounts represent credit exposure. Guarantees with off-balance sheet risks having contractual values of $6.0 million and $9.0 million were outstanding at December 31, 2003 and 2002, respectively.

Certain subsidiaries of LNL have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. These subsidiaries have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default on the mortgage loans, LNL has recourse to underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to LNL. These guarantees expire in 2004 through 2009.

Derivative Instruments

LNL maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency risk, equity risk, and credit risk. LNL assesses these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure, and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of LNL's interest rate risk management strategy include interest rate swaps and interest rate caps. Derivative instruments that are used as part of LNL's foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock are used as part of LNL's equity market risk management strategy. LNL also uses credit default swaps as part of its credit risk management strategy.

By using derivative instruments, LNL is exposed to credit and market risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain in the derivative. When the fair value of a derivative contract is positive, this generally indicates that the counterparty owes LNL and, therefore, creates a payment risk for LNL. When the fair value of a derivative contract is negative, LNL owes the counterparty and therefore LNL has no payment risk. LNL minimizes the credit (or payment) risk in derivative instruments by entering into transactions with high quality counterparties that are reviewed periodically by LNL. LNL also maintains a policy of requiring that all derivative contracts be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement.

The Lincoln National Life Insurance Company

LNL is required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under the majority of ISDA agreements and as a matter of policy, LNL has agreed to maintain financial strength or claims-paying ratings of S&P BBB and Moody's Baa2. A downgrade below these levels would result in termination of the derivatives contract at which time any amounts payable by LNL would be dependent on the market value of the underlying derivative contract. In certain transactions, LNL and the counterparty have entered into a collateral support agreement requiring LNL to post collateral upon significant downgrade. LNL is required to maintain long-term senior debt ratings above S&P BBB and Moody's Baa3. LNL also requires for its own protection minimum rating standards for counterparty credit protection. LNL is required to maintain financial strength or claims-paying ratings of S&P A- and Moody's A3 under certain ISDA agreements, which collectively do not represent material notional exposure. LNL does not believe the inclusion of termination or collateralization events pose any material threat to its liquidity position.

Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. LNL manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken.

LNL's derivative instruments are monitored by its risk management committee as part of that committee's oversight of LNL's derivative activities. LNL's derivative instruments committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into LNL's overall risk management strategies.

LNL has derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                                                                 Assets (Liabilities)
                                                                                            ------------------------------
                                                                             Notional or    Carrying Value/ Carrying Value/
                                                                           Contract Amounts   Fair Value      Fair Value
                                                                           ---------------  --------------- ---------------
                                                                             December 31              December 31
                                                                            2003     2002        2003            2002
                                                                           -------  ------- --------------- ---------------
                                                                                            (in millions)
                                                                           ----------------------------------------------
Interest rate derivative instruments:
  Interest rate cap agreements............................................ 2,550.0  1,276.8     $  13.2          $ 4.7
  Swaptions...............................................................      --    180.0          --             --
  Interest rate swap agreements...........................................   422.3    429.1        40.6           51.9
                                                                           -------  -------    --------          -----
Total interest rate derivative instruments................................ 2,972.3  1,885.9        53.8           56.6
Foreign currency derivative instruments -- Foreign currency swaps.........    17.9     61.5        (1.5)          (2.4)
Credit derivative instruments -- Credit default swaps.....................     8.0     26.0         0.2            0.9
Equity indexed derivative instruments -- Call options (based on LNC Stock)     1.5      1.3        16.0            7.4
Embedded derivatives per FAS 133..........................................      --       --      (325.3)           2.3
                                                                           -------  -------    --------          -----
Total derivative instruments*............................................. 2,999.7  1,974.7    ($ 256.8)         $64.8
                                                                           =======  =======    ========          =====

--------
* Total derivative instruments for 2003 are composed of $68.6 million and $(325.3) million on the consolidated balance sheet in Derivative Instruments and Reinsurance Related Derivative Liability, respectively.

A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts is as follows:

                               Interest Rate                     Interest Rate
                              Cap Agreements       Swaptions     Swap Agreements
                             ----------------  ----------------  -------------
                                December 31       December 31     December 31
                               2003     2002    2003     2002     2003     2002
                             -------  -------  ------  --------  ------   -----
                                               (in millions)
                             -------------------------------------------------
Balance at beginning-of-year 1,276.8  1,258.8   180.0   1,752.0   429.1   335.1
New contracts............... 1,500.0    800.0      --        --   260.0   146.6
Terminations and maturities.  (226.8)  (782.0) (180.0) (1,572.0) (266.8)  (52.6)
                             -------  -------  ------  --------  ------   -----
Balance at end-of-year...... 2,550.0  1,276.8      --     180.0   422.3   429.1
                             =======  =======  ======  ========  ======   =====

The Lincoln National Life Insurance Company

                                                                   Call Options
                                   Foreign Currency Credit Default  (Based on
                                   Swap Agreements     Swaps       LNC Stock)
                                   ---------------  -------------  ----------
                                    December 31     December 31    December 31
                                    2003     2002    2003   2002   2003   2002
                                    -----   -----   -----   ----   ----   ----
                                               (in millions)
                                   ------------------------------------------
      Balance at beginning-of-year  61.5     94.6    26.0   29.0    1.3    1.1
      New contracts...............    --       --      --     --    0.3    0.3
      Terminations and maturities. (43.6)   (33.1)  (18.0)  (3.0)  (0.1)  (0.1)
      Balance at end-of-year......  17.9     61.5     8.0   26.0    1.5    1.3

Accounting for Derivative Instruments and Hedging Activities

As of December 31, 2003 and 2002, LNL had derivative instruments that were designated and qualified as cash flow hedges and derivative instruments that were not designated as hedging instruments. LNL did not have derivative instruments that were designated as fair value hedges or hedges of a net investment in a foreign operation. See Note 1 to the consolidated financial statements for detailed discussion of the accounting treatment for derivative instruments. For the year ended December 31, 2003 and 2002, LNL recognized a net loss of $2.0 million after-tax and a net gain of $2.5 million after-tax, respectively, in net income as a component of realized gains and losses on investments and derivative instruments. These gains (losses) relate to the ineffective portion of cash flow hedges, the change in market value for derivative instruments not designated as hedging instruments, and the gain
(loss) on swap terminations. For the year ended December 31, 2003 and 2002, LNL recognized a loss of $7.6 million after-tax and $8.8 million after-tax, respectively, in OCI related to the change in market value on derivative instruments that are designated and qualify as cash flow hedges. In addition, for the year ended December 31, 2001, $3.5 million after-tax was reclassified from unrealized gain (loss) on securities available-for-sale to unrealized gain
(loss) on derivative instruments, both in OCI. This reclassification relates to derivative instruments that were marked to market through unrealized gain
(loss) on securities available-for-sale prior to the adoption of FAS 133.

Derivative Instruments Designated in Cash Flow Hedges

Interest Rate Swap Agreements.
LNL uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. LNL is required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income. Gains (losses) on interest rate swaps hedging interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued.

LNL also uses interest rate swap agreements to hedge its exposure to interest rate fluctuations related to the forecasted purchase of assets for certain investment portfolios. The gains (losses) resulting from the swap agreements are recorded in OCI. The gains (losses) are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased. As of December 31, 2003, there were no interest rate swaps hedging forecasted asset purchases.

Foreign Currency Swaps.
LNL uses foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains (losses) on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued. The foreign currency swaps expire in 2005 through 2006.

Call Options on LNC Stock.
LNL uses call options on LNC stock to hedge the expected increase in liabilities arising from stock appreciation rights ("SARs") granted to LNL agents on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC's stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and both are marked to market through net income. Call options hedging nonvested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of SARs. LNL's call option positions will be maintained until such time the SARs are either exercised or expire and LNL's SAR liabilities are extinguished. The SARs expire five years from the date of grant.

The Lincoln National Life Insurance Company

Total Return Swaps.
LNL used total return swaps to hedge its exposure to interest rate and spread risk resulting from the forecasted sale of assets in a securitization of certain LNL mortgage loans in 2001. A total return swap is an agreement that allows the holder to protect itself against loss of value by effectively transferring the economic risk of asset ownership to the counterparty. The holder pays (receives) the total return equal to interest plus capital gains or losses on a referenced asset and receives (pays) a floating rate of interest. As of December 31, 2003, LNL did not have any open total return swaps.

Gains and losses on derivative contracts are reclassified from accumulated OCI to current period earnings. As of December 31, 2003, $19.5 million of the deferred net gains on derivative instruments accumulated in OCI are expected to be reclassified as earnings during the next twelve months. This reclassification is primarily due to the receipt of interest payments associated with variable rate securities and forecasted purchases, the receipt of interest payments associated with foreign currency securities, and the periodic vesting of SARs.

All Other Derivative Instruments

LNL uses various other derivative instruments for risk management purposes that either do not qualify for hedge accounting treatment or have not currently been qualified by LNL for hedge accounting treatment. The gain or loss related to the change in market value for these derivative instruments is recognized in current income during the period of change (reported as realized gain (loss) on investments in the consolidated statement of income except where otherwise noted below).

Interest Rate Swap Agreements.
LNL used a forward starting interest rate swap agreement to hedge its exposure to the forecasted sale of mortgage loans. LNL was required to pay the counterparty a predetermined fixed stream of payments, and in turn, received payments based on a floating rate from the counterparty. The net receipts/payments from these interest rate swaps were recorded in realized gain
(loss) on investments and derivative instruments. As of December 31, 2003, there were no forward starting interest rate swap agreements

Interest Rate Cap Agreements.
The interest rate cap agreements, which expire in 2006 through 2008, entitle LNL to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of LNL's interest rate cap agreement program is to provide a level of protection for its annuity line of business from the effect of rising interest rates. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements are not linked to assets and liabilities on the balance sheet that meet the significantly increased level of specificity required under FAS 133. Therefore, the interest rate cap agreements do not qualify for hedge accounting under FAS 133.

Swaptions.
Swaptions entitled LNL to receive settlement payments from the counterparties on specified expiration dates contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of LNL's swaption program was to provide a level of protection for its annuity line of business from the effect of rising interest rates. The swaptions provided an economic hedge of the annuity line of business. However, the swaptions were not linked to specific assets and liabilities on the balance sheet that met the significantly increased level of specificity required under FAS 133. Therefore, the swaptions did not qualify for hedge accounting under FAS 133. At December 31, 2003, there were no outstanding swaptions.

Credit Default Swaps.
LNL uses credit default swaps which expire in 2006 to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows LNL to put the bond back to the counterparty at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration. LNL has not currently qualified credit default swaps for hedge accounting under FAS 133 as amounts are insignificant.

Call Options on LNC Stock.
As discussed previously in the Cash Flow Hedges section, LNL uses call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted to LNL agents on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under FAS 133. Mark-to-market changes are recorded in net income.

Derivative Instrument Embedded in Deferred Compensation Plan.
LNL has certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked-to-market through net income. This derivative instrument is not eligible for hedge accounting treatment under FAS 133.

Call Options on Bifurcated Remarketable Put Bonds.
LNL owns various debt securities that contain call options attached by an investment banker before the sale to the investor. These freestanding call options are exercisable by a party other than the issuer of the debt security to which they are attached and are accounted for separately from the debt security. LNL has not currently qualified call options bifurcated from remarketable put bonds for hedge accounting treatment as amounts are insignificant.

The Lincoln National Life Insurance Company

Derivative Instrument Embedded in Modified Coinsurance Agreements with Funds Withheld Arrangements.
LNL is involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivative, as well as the gains or losses on trading securities supporting these arrangements, flows through net income.

LNL has used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, any derivative type that was not outstanding from January 1, 2002 through December 31, 2003 is not discussed in this disclosure. Other derivative instruments LNL has used include spread-lock agreements, financial futures, put options, and commodity swaps. At December 31, 2003, there are no outstanding positions in these derivative instruments.

Additional Derivative Information.
Income for the agreements and contracts described above amounted to $18.6 million, $12.2 million and $3.5 million in 2003, 2002 and 2001, respectively. The increase in income for 2003 was primarily a result of payments received on interest rate swaps

LNL is exposed to credit loss in the event of nonperformance by counterparties on various derivative contracts. However, LNL does not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in LNL's favor. At December 31, 2003, the exposure was $70.5 million.


--------------------------------------------------------------------------------
8. Fair Value of Financial Instruments


The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of LNL's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of LNL's financial instruments.

Fixed Maturity and Equity Securities -- Available-for-Sale and Trading
Securities.
Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

Mortgage Loans on Real Estate.
The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price or; 3) the fair value of the collateral if the loan is collateral dependent.

Policy Loans.
The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

Derivative Instruments.
LNL employs several different methods for determining the fair value of its derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on: 1) quoted market prices for foreign currency exchange contracts and financial futures contracts; 2) industry standard models that are commercially available for interest rate cap agreements, swaptions, spread-lock agreements, interest rate swaps, commodity swaps, credit default swaps, total return swaps and put options; 3) Monte Carlo techniques for the equity call options on LNC stock. These techniques project cash flows of the derivatives using current and implied future market conditions. The cash flows are then present valued to arrive at the derivatives' current fair market values; and 4) Black-Scholes pricing methodology for standard European equity call options.

Other Investments, and Cash and Invested Cash.
The carrying value for assets classified as other investments, and cash and invested cash in the accompanying balance sheets approximates their fair value. Other investments include limited partnership investments which are accounted for using the equity method of accounting.

Investment Type Insurance Contracts.
The balance sheet captions, "Insurance Policy and Claims Reserves" and "Contractholder Funds," include investment type insurance contracts (i.e., deposit contracts and certain guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions, "Insurance Policy and Claims Reserves" and "Contractholder Funds" that do not

The Lincoln National Life Insurance Company fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by LNL. It is LNL's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about LNL's shareholders' equity determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. LNL and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

Short-term and Debt and Surplus Notes Due LNC.
Fair values for the surplus notes due LNC are based on quoted market prices of similar issues or are estimated using discounted cash flow analysis based on LNL's current incremental borrowing rate for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, the carrying value approximates fair value.

Guarantees.
LNL's guarantees include guarantees related to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to loan pass-through certificates is insignificant.

Investment Commitments.
Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

Separate Accounts.
Assets held in separate accounts are reported in the accompanying consolidated balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

The carrying values and estimated fair values of LNL's financial instruments are as follows:

                                                               Carrying Value Fair Value  Carrying Value Fair Value
                                                               -------------- ----------  -------------- ----------
                                                                                    December 31
                                                               ----------------------------------------------------
                                                                    2003         2003          2002         2002
                                                               -------------- ----------  -------------- ----------
                                                                                   (in millions)
                                                               ----------------------------------------------------
Assets (liabilities):
  Fixed maturities securities.................................   $ 31,362.6   $ 31,362.6    $ 31,310.9   $ 31,310.9
  Equity securities...........................................        147.2        147.2         207.7        207.7
  Trading Securities..........................................      2,786.5      2,786.5            --           --
  Mortgage loans on real estate...............................      4,189.5      4,550.1       4,199.7      4,672.5
  Policy loans................................................      1,917.8      2,086.4       1,937.7      2,109.4
  Derivative Instruments*.....................................       (256.7)      (256.7)         64.8         64.8
  Other investments...........................................        363.4        363.4         377.7        377.7
  Cash and invested cash......................................      1,442.8      1,442.8       1,246.5      1,246.5
Investment type insurance contracts:
  Deposit contracts and certain guaranteed interest contracts.   (21,354.6)..  (21,446.0)    (20,175.0)   (20,408.3)
  Remaining guaranteed interest and similar contracts.........       (86.7)..      (91.2)       (112.6)      (120.3)
  Short-term debt.............................................       (41.9)..      (41.9)       (103.7)      (103.7)
  Surplus notes payable to LNC................................    (1,250.0)..   (1,205.0)     (1,250.0)    (1,125.4)
  Guarantees..................................................        (0.1)..          --         (0.4)          --
  Investment commitments......................................           --..         0.2           --          0.9

--------
*Total derivative instruments for 2003 are composed of $68.6 million and ($325.3) million on the consolidated balance sheet in Derivative Instruments and Reinsurance Related Embedded Derivative, respectively.

As of December 31, 2003 and 2002, the carrying value of the deposit contracts and certain guaranteed contracts is net of deferred acquisition costs of $448.6 million and $486.0 million, respectively, excluding adjustments for deferred acquisition costs applicable to changes in fair value of securities. The carrying values of these contracts are stated net of deferred acquisition costs so that they are comparable with the fair value basis.

The Lincoln National Life Insurance Company

9. Segment Information


LNL has two business segments: Lincoln Retirement and Life Insurance. Prior to the fourth quarter of 2001, LNL had a Reinsurance segment. LNL's reinsurance business was acquired by Swiss Re in December 2001. As the majority of the business acquired by Swiss Re was via indemnity reinsurance agreements, LNL is not relieved of its legal liability to the ceding companies for this business. This means that the liabilities and obligations associated with the reinsured contracts remain on the balance sheets of LNL with a corresponding reinsurance receivable from Swiss Re. In addition, the gain resulting from the indemnity reinsurance portion of the transaction was deferred and is being amortized into earnings at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. The ongoing management of the indemnity reinsurance contracts and the reporting of the deferred gain are within LNL's Other Operations. Given the lengthy period of time over which LNL will continue to amortize the deferred gain, and the fact that related assets and liabilities will continue to be reported on LNL's financial statements, the historical results for the Reinsurance segment prior to the close of the transaction with Swiss Re are not reflected in discontinued operations, but as a separate line in Other Operations. The results for 2001 related to the former Reinsurance segment are for the eleven months ended November 30, 2001.

The Lincoln Retirement segment, with principal operations in Fort Wayne, Indiana, provides tax-deferred investment growth and lifetime income opportunities for its clients through the manufacture and sale of fixed and variable annuities. Through a broad-based distribution network, Lincoln Retirement provides an array of annuity products to individuals and employer-sponsored groups in all 50 states of the United States. Lincoln Retirement distributes some of its products through LNL's wholesaling unit, Lincoln Financial Distributors ("LFD"), as well as LNL's retail unit, Lincoln Financial Advisors ("LFA"). In addition, Lincoln Retirement has alliances with a variety of unrelated companies where LNL provides the manufacturing platform for annuity products and the alliance company provides investment management, marketing and distribution.

The Life Insurance segment, with principal operations in Hartford, Connecticut, focuses on the creation and protection of wealth for its clients through the manufacture and sale of life insurance products throughout the United States. The Life Insurance segment offers, through its Hartford operations, universal life, variable universal life, interest-sensitive whole life, corporate owned life insurance and linked-benefit life (a universal life product with a long-term care benefit). In addition, it offers term life insurance through its Schaumburg, Illinois operations. The Life Insurance segment's products are primarily distributed through LFD and LFA.

LNL reports operations not directly related to the business segments and unallocated corporate items (i.e., corporate investment income, interest expense on corporate debt, unallocated overhead expenses, and the operations of LFA and LFD) in "Other Operations". As noted above, the financial results of the former Reinsurance segment were moved to Other Operations upon the close of the transaction with Swiss Re in December 2001.

Financial data by segment for 2001 through 2003 is as follows:

                                           Year Ended December 31
                                          2003     2002      2001
                                        -------- --------  --------
                                               (in millions)
                                        ---------------------------
           Revenue, Excluding Net
            Investment Income and
            Certain Other Items*:
             Lincoln Retirement........ $  489.1 $  528.8  $  634.0
             Life Insurance............    994.3    982.6     987.3
             Other Operations..........    577.6    558.3   1,835.4
             Consolidating
              adjustments..............  (251.3)   (228.4)   (228.1)
                                        -------- --------  --------
           Total.......................  1,809.7  1,841.3   3,228.6
                                        ======== ========  ========
           Net Investment Income:
             Lincoln Retirement........  1,474.8  1,447.8   1,399.1
             Life Insurance............    911.1    899.1     910.2
             Other Operations..........    154.2    186.2     274.0
             Consolidating
              adjustments..............       --       --        --
                                        -------- --------  --------
           Total.......................  2,540.1  2,533.1   2,583.3
                                        ======== ========  ========
           Other Items*:
             Lincoln Retirement........     70.6   (195.3)    (64.8)
             Life Insurance............    (0.6)    (96.7)    (56.9)
             Other Operations..........    260.8     18.5       5.1
             Consolidating
              adjustments..............       --       --        --
                                        -------- --------  --------
           Total.......................    330.8   (273.5)   (116.6)
                                        ======== ========  ========
           Income (Loss) before Federal
            Income Taxes and
            Cumulative Effect of
            Accounting Changes:
             Lincoln Retirement........    452.4    (10.0)    306.5
             Life Insurance............    364.9    294.2     364.0
             Other Operations..........    105.8   (347.6)    (36.2)
             Consolidating
              adjustments..............       --       --        --
                                        -------- --------  --------
           Total.......................    923.1    (63.4)    634.3
                                        ======== ========  ========

--------
*Other Items include Realized Loss on Investments and Derivative Instruments,
 Realized Gain (Loss) on Sale of Subsidiaries, Gain on Transfer of Securities from Available-For-Sale to Trading, and Gain on Reinsurance Embedded Derivative/Trading Securities

The Lincoln National Life Insurance Company

                                            Year Ended December 31
                                             2003     2002    2001
                                           -------- -------- -------
                                                 (in millions)
                                           -------------------------
           Income Tax Expense (Benefit):
             Lincoln Retirement........... $   95.2 $ (60.9) $  34.1
             Life Insurance...............    113.8     88.1   129.2
             Other Operations.............     35.9  (126.1)  (18.8)
             Consolidating adjustments....       --       --      --
                                           -------- -------- -------
           Total..........................    244.9   (98.9)   144.5
                                           ======== ======== =======
           Cumulative Effect of Accounting
            Changes:
             Lincoln Retirement...........   (63.6)       --   (7.3)
             Life Insurance...............      0.6       --   (5.5)
             Other Operations.............  (173.6)       --   (2.8)
             Consolidating adjustments....       --       --      --
                                           -------- -------- -------
           Total..........................  (236.6)       --  (15.6)
                                           ======== ======== =======
           Net Income (Loss):
             Lincoln Retirement...........    293.6     50.8   265.1
             Life Insurance...............    251.7    206.1   229.3
             Other Operations.............  (103.8)  (221.5)  (20.2)
             Consolidating adjustments....       --       --      --
                                           -------- -------- -------
           Total.......................... $  441.5 $   35.4 $ 474.2
                                           ======== ======== =======

                                             December 31
                                    -----------------------------
                                      2003      2002      2001
                                    --------- --------- ---------
                                            (in millions)
                                    -----------------------------
              Assets:
                Lincoln Retirement. $61,569.5 $52,827.2 $56,888.2
                Life Insurance.....  21,240.0  19,591.6  18,409.7
                Other Operations...  14,055.0  11,514.7  14,181.4
                Consolidating
                 adjustments.......     (1.3)     215.9     (1.3)
                                    --------- --------- ---------
              Total................ $96,863.2 $84,149.4 $89,478.0
                                    ========= ========= =========


--------------------------------------------------------------------------------
10. Shareholder's Equity


All of the 10 million authorized, issues and outstanding shares of $2.50 par value common stock of LNL are owned by LNC.

Details underlying the balance sheet caption "Net Unrealized Gain on Securities Available-for-Sale," are as follows:

                                                      December 31
                                                    2003       2002
                                                 ---------  ---------
                                                     (in millions)
                                                 --------------------
         Fair value of securities available-for-
          sale.................................. $31,509.8  $31,518.7
                                                 ---------  ---------
         Cost of securities available-for-sale..  29,735.8   29,943.0
         Unrealized gain........................   1,774.0    1,575.7
         Adjustments to deferred acquisition
          costs.................................    (549.0)    (418.4)
         Amounts required to satisfy
          policyholder commitments..............     (50.9)     (58.7)
         Foreign currency exchange rate
          adjustment............................      12.6        9.8
                                                 ---------  ---------
         Deferred income credits (taxes)........    (428.7)    (405.3)
                                                 ---------  ---------
         Net unrealized gain (loss) on
          securities available-for-sale......... $   758.0  $   703.1
                                                 =========  =========

Adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments are netted against the Deferred Acquisition Costs asset line and included within the Insurance Policy and Claim Reserve line on the balance sheet, respectively.

Details underlying the change in "Net Unrealized Gain (Loss) on Securities Available-for-Sale, Net of Reclassification Adjustment" shown on the Consolidated Statements of Shareholder's Equity are as follows:

                                               Year Ended December 31
                                                2003    2002    2001
                                               ------  ------  ------
           Unrealized gains on securities
            available-for-sale arising during
            the year.......................... $746.8  $774.4  $381.3
           Less:
             Reclassification adjustment for
              gains (losses) on disposals of
              prior year inventory included
              in net income (1)...............  205.7   (72.1)   36.2
             Federal income tax expense on
              reclassification................   23.4   315.4   120.1
             Transfer from available-for-sale
              to trading securities...........  342.9      --      --
             Federal income tax expense on
              transfer........................  119.9      --      --
                                               ------  ------  ------
           Net unrealized gain on securities
            available-for-sale, net of
            reclassifications and federal
            income tax expense................ $ 54.9  $531.1  $225.0
                                               ======  ======  ======

--------
/(1)/The reclassification adjustment for gains (losses) does not include the impact of associated adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments.

The Lincoln National Life Insurance Company

The "Net Unrealized Gain (Loss) on Derivative Instruments" component of other comprehensive income shown on the Consolidated Statements of Shareholder's Equity is net of Federal income tax expense (benefit) of $(3.9) million, $(1.2) million, $12.6 million for 2003, 2002, 2001 respectively, and net of adjustments to deferred amortization costs of $(4.5) million, $1.6 million, $23.8 million for 2003, 2002, 2001 respectively. The 2001 amounts for tax expense and deferred amortization cost adjustment include $9.5 million and $18.3 million, respectively, related to the transition adjustment recorded for the adoption of FAS 133.


--------------------------------------------------------------------------------
11. Acquisitions and Divestitures


On August 30, 2002, LNL acquired The Administrative Management Group, Inc. ("AMG"), an employee benefits record keeping firm for $21.6 million in cash. Contingent payments up to an additional $14 million will be paid over a period of 4 years (2003-2006) if certain criteria are met. Any such contingent payments will be expensed as incurred. Lincoln Retirement recorded an expense of $1.2 million after-tax ($1.8 million pre-tax) for 2003 relating to such contingent payments. AMG, a strategic partner of the Retirement segment for several years, provides record keeping services for the Lincoln Alliance Program along with approximately 200 other clients nationwide. The application of purchase accounting to this acquisition resulted in goodwill of $20.2 million.

On December 7, 2001, Swiss Re acquired LNL's reinsurance operation for $2.0 billion. In addition, LNL retained the capital supporting the reinsurance operation. After giving affect to the increased levels of capital needed within the Life Insurance and Lincoln Retirement segments that result from the change in the ongoing mix of business under LNL's internal capital allocation models, the disposition of LNL's reinsurance operation freed-up approximately $100 million of retained capital.

The transaction structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNL's reinsurance operation. Two of the stock companies sold, LNH & C (Lincoln National Health and Casualty) and LNRAC (Lincoln National Reassurance Company), were wholly-owned Subsidiaries of the Company. At closing, an immediate gain of $5.6 million after-tax was recognized on the sale of the stock companies. A gain of $698.0 million after-tax ($1.1 billion pre-tax) relating to the indemnity reinsurance agreements was reported at the time of closing. This gain was recorded as a deferred gain on LNL's consolidated balance sheet, in accordance with the requirements of FAS 113, and is being amortized into earnings at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years.

Effective with the closing of the transaction, the former Reinsurance segment's historical results were moved into Other Operations. During December 2001, LNL recognized in Other Operations $4.3 million after-tax ($6.8 million pre-tax) of deferred gain amortization. In addition, in December 2001, LNL recognized $7.9 million after-tax ($12.5 million pre-tax) of accelerated deferred gain amortization relating to the fact that certain Canadian indemnity reinsurance contracts were novated after the sale, but prior to December 31, 2001.

On October 29, 2002, LNL and Swiss Re settled disputed matters totaling about $770 million that had arisen in connection with the final closing balance sheets associated with Swiss Re's acquisition of LNL's reinsurance operations. The settlement provided for a payment by LNL of $195 million to Swiss Re, which was recorded by LNL as a reduction in deferred gain. As a result of additional information made available to LNL following the settlement with Swiss Re in the fourth quarter of 2002, LNL recorded a further reduction in the deferred gain of $30.8 million after-tax ($47.4 million pre-tax), as well as a $6.9 million after-tax ($10.6 million pre-tax) reduction in the gain on the sale of subsidiaries.

As part of the dispute settlement, LNL also paid $100 million to Swiss Re in satisfaction of LNL's $100 million indemnification obligation with respect to personal accident business. As a result of this payment, LNL has no further underwriting risk with respect to the reinsurance business sold. However, because LNL has not been relieved of it legal liabilities to the underlying ceding companies with respect to the portion of the business indemnity reinsured by Swiss Re, under FAS 113 the reserves for the underlying reinsurance contracts as well as a corresponding reinsurance recoverable from Swiss Re will continue to be carried on LNL's balance sheet during the run-off period of the underlying reinsurance business. This is particularly relevant in the case of the exited personal accident and disability income reinsurance lines of business where the underlying reserves are based upon various estimates that are subject to considerable uncertainty.

As a result of developments and information obtained during 2002 relating to personal accident and disability income matters, LNL increased these exited business reserves by $184.1 million after-tax ($283.2 million pre-tax). After giving affect to LNL's $100 million indemnification obligation, LNL recorded a $119.1 million after-tax ($183.2 million pre-tax) increase in reinsurance recoverable from Swiss Re with a corresponding increase in the deferred gain. As a result of developments and information received in the third quarter of 2003 relating to personal accident matters, LNL increased reserves on this exited business by $20.9 million after-tax ($32.1 million pre-tax) with a corresponding increase in reinsurance recoverable from Swiss Re and in the deferred gain.

The combined effects of the 2002 settlement of disputed matters and exited business reserve increases reduced the $698.0 million after-tax ($1.1 billion pre-tax) deferred gain reported at closing by $38.5 million after-tax ($59.2 million pre-tax). An additional $1.3 million after-tax ($2 million pre-tax) of deferred gain was recognized in net income, due to a novation of certain Canadian business during 2002. During 2003, LNL amortized into net income $48.3 million after-tax ($74.2 million pre-tax) of the deferred gain.

The Lincoln National Life Insurance Company

Of the original $1.84 billion in proceeds received by LNL, approximately $520 million was paid for taxes and deal expenses and approximately $825 million was paid to LNC as dividends. LNL also paid $195 million to Swiss Re to settle the closing balance sheet disputed matters and $100 million to satisfy LNL's personal accident business indemnification obligations. The remaining proceeds have been dedicated to the ongoing capital needs of the Company.

Because of ongoing uncertainty related to personal accident and disability income businesses, the reserves related to these exited business lines carried on LNL's balance sheet at December 31, 2003 may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under FAS 113 LNL would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, LNL would record a corresponding increase in reinsurance recoverable from Swiss Re. However, FAS 113 does not permit LNL to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, LNL would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. No cash would be transferred between LNL and Swiss Re as a result of these developments. Accordingly, even though LNL has no continuing underwriting risk, and no cash would be transferred between LNL and Swiss Re, in the event that future developments indicate LNL's December 31, 2003 personal accident or disability income reserves are deficient or redundant, FAS 113 requires LNL to adjust earnings in the period of change, with only a partial offset to earnings for the cumulative deferred gain amortization adjustment in the period of change. The remaining amount of increased gain would be amortized into earnings over the remaining run-off period of the underlying business.

As noted above, effective with the closing of the transaction, the Reinsurance segment's results for the eleven months ended November 30, 2001 were moved into Other Operations.

Earnings from LNL's reinsurance operations were as follows:

                                                     Eleven Months
                                                   Ended November 30,
                                                          2001
                                                   ------------------
                                                     (in millions)
                                                   ------------------
           Revenue................................      $1,681.3
           Benefits and Expenses..................       1,505.3
                                                        --------
             Income before Federal Income Taxes
              and Cumulative Effect of Accounting
              Changes.............................         176.0
           Federal Income Taxes...................          59.0
                                                        --------
             Income before Cumulative Effect of
              Accounting Changes..................         117.0
           Cumulative Effect of Accounting Changes
            (after-tax)...........................          (2.4)
                                                        --------
             Net Income...........................      $  114.6
                                                        ========


--------------------------------------------------------------------------------
12. Restructuring Charges


The following provides details on LNL's restructuring charges.

1999 Restructuring Plan
In 1999, LNL implemented a restructuring plan relating to the discontinuance of HMO excess-of-loss reinsurance programs. The charge associated with this restructuring plan totaled $3.2 million after-tax ($4.9 million pre-tax) and was included in Underwriting, Acquisition, Insurance and Other Expenses on the Consolidated Statement of Income for the year ended December 31, 1999. The pre-tax costs for this plan included $2.4 million for employee severance and termination benefits and $2.5 million for costs relating to exiting business activities. Through December 31, 2001, actual pre-tax costs of $3.7 million were expended or written-off under this restructuring plan. During the fourth quarter of 2000, $1.0 million (pre-tax) of the original charge for the discontinuance of the HMO excess-of-loss restructuring plan was reversed. During the fourth quarter of 2001, the remaining restructuring reserve of $0.2 million relating to the HMO excess-of-loss reinsurance programs was transferred to Swiss Re as part of its acquisition of LNL's reinsurance operations.

2001 Restructuring Plan
During 2001, LNL implemented restructuring plans relating to 1) the consolidation of the Syracuse operations of Lincoln Life & Annuity Company of New York into the Lincoln Retirement segment operations in Fort Wayne, Indiana and Portland, Maine; 2) the elimination of duplicative functions in the Schaumburg, Illinois operations of First Penn-Pacific, and the absorption of these functions into the Lincoln Retirement and Life Insurance segment operations in Fort Wayne, Indiana and Hartford, Connecticut; 3) the reorganization of the life wholesaling function within the independent planner distribution channel, consolidation of retirement wholesaling territories, and streamlining of the marketing and communications functions in LFD; 4) the reorganization and consolidation of the life insurance operations in Hartford, Connecticut related to the streamlining of underwriting and new business processes and the completion of outsourcing of administration of certain closed blocks of business 5) the combination of LFD channel oversight, positioning of LFD to take better advantage of ongoing "marketplace consolidation" and expansion of the customer base of wholesalers in certain non-productive territories and 6) the consolidation of operations and space in LNL's Fort Wayne, Indiana operations.

The Lincoln National Life Insurance Company

The Syracuse restructuring charge was recorded in the first quarter of 2001 and was completed in the first quarter of 2002. The Schaumburg, Illinois restructuring charge was recorded in the second quarter of 2001, the LFD restructuring charges were recorded in the second and fourth quarters of 2001, and the remaining restructuring charges were all recorded in the fourth quarter of 2001. The LFD restructuring plan that was initiated in the second quarter of 2001 was completed in the fourth quarter of 2002. The Life Insurance segment restructuring plan that was initiated in the fourth quarter of 2001 was completed in the fourth quarter of 2002.

The aggregate charges associated with all restructuring plans entered into during 2001 totaled $24.3 million after-tax ($37.4 million pre-tax) for the year ended December 31, 2001. The component elements of these aggregate pre-tax costs include employee severance and termination benefits of $12.2 million, write-off of impaired assets of $3.2 million and other exit costs of $22.0 million primarily related to the termination of equipment leases ($1.4 million) and rent on abandoned office space ($19.5 million). Actual pre-tax costs totaling $1.3 million were expended or written-off and 30 positions were eliminated under the Syracuse restructuring plan. The total amount expended for this plan exceeded the original restructuring reserve by $0.3 million. Actual pre-tax costs totaling $1.8 million were expended or written-off and 26 positions were eliminated under the second quarter of 2001 LFD restructuring plan. The amount expended for this plan was equal to the original reserve. Actual pre-tax costs totaling $2.3 million were expended or written-off and 36 positions were eliminated under the fourth quarter of 2001 Life Insurance segment restructuring plan. The amount expended for this plan was in excess of the original reserve by less than $0.1 million. In addition, $0.1 million of excess reserve on the Schaumburg, Illinois restructuring plan was released during the second quarter of 2002 and $1.5 million of excess reserve on the Fort Wayne restructuring plan was released during the third quarter of 2002. The release of the reserve on the Fort Wayne restructuring plan was due to LNL's purchase and ultimate sale of the vacant building on terms that were favorable to what was included in the original restructuring plan for rent on this abandoned office space. The following table provides information about the remaining 2001 restructuring plans.

                                                       Schaumburg  LFD Plan --  Fort Wayne
                                                          Plan     4th Quarter  Operations  Total
                                                      ------------ ----------- ------------ -----
                                                                     (in millions)
                                                      -------------------------------------------
Employee severance and termination benefits.......... $        3.2 $      3.8  $        0.3 $ 7.3
Write-off of impaired assets.........................           --         --           3.2   3.2
Other costs:
Termination of equipment leases......................           --         --           1.4   1.4
Rent on abandoned office space.......................          0.9         --          19.5  20.4
                                                      ------------ ----------  ------------ -----
Total 2001 Restructuring Charges (pre-tax)........... $        4.1 $      3.8  $       24.4 $32.3
Amounts expended and written off through 2001........          2.4        1.2            --   3.6
                                                      ------------ ----------  ------------ -----
Restructuring reserve at December 31, 2001...........          1.7        2.6          24.4  28.7
Amounts expended in 2002.............................          1.3        2.6          22.3  26.2
Amounts reversed in 2002.............................          0.1         --           1.5   1.6
                                                      ------------ ----------  ------------ -----
Restructuring reserve at December 31, 2002...........          0.3          *           0.6   0.9
Amounts expended in 2003.............................          0.1          *           0.5   0.6
                                                      ------------ ----------  ------------ -----
Restructuring reserve at December 31, 2003........... $        0.2 $       --  $        0.1 $ 0.3
                                                      ============ ==========  ============ =====
Positions to be eliminated under original plan.......           27         63             9    99
Actual positions eliminated through December 31, 2003           26         62            19   107
Expected completion date.............................  1st Quarter  Completed   2nd Quarter
                                                              2004       2003          2004

--------
* Amount is less than $0.1 million.

The Lincoln National Life Insurance Company

2002 Restructuring Plan
During the second quarter of 2002, Lincoln Retirement completed a review of its entire internal information technology organization. As a result of that review, Lincoln Retirement decided in the second quarter of 2002 to reorganize its IT organization in order to better align the activities and functions conducted within its own organization and its IT service providers. This change was made in order to focus Lincoln Retirement on its goal of achieving a common administrative platform for its annuities products, to better position the organization and its service providers to respond to changing market conditions, and to reduce overall costs in response to increased competitive pressures. The following table provides information about this restructuring plan.

                                                               Lincoln
                                                             Retirement
                                                            -------------
                                                            (in millions)
                                                            -------------
      Employee severance and termination benefits..........          $1.6
                                                            =============
      2002 Restructuring Charge (pre-tax)..................           1.6
      Amounts expended in 2002.............................           0.9
                                                            -------------
        Restructuring reserve at December 31, 2002.........           0.7
      Amounts expended in 2003.............................           0.7
                                                            -------------
        Restructuring reserve at December 31, 2003.........          $ --
                                                            =============
      Positions to be eliminated under original plan.......            49
      Actual positions eliminated through December 31, 2003            49
                                                            Completed 3rd
                                                             Quarter 2003

2003 Restructuring Plan
In January 2003, the Life Insurance segment announced that it was realigning its operations in Hartford, Connecticut and Schaumburg, Illinois to enhance productivity, efficiency and scalability while positioning the segment for future growth. In February 2003, Lincoln Retirement announced plans to consolidate its fixed annuity operations in Schaumburg, Illinois into Fort Wayne, Indiana. In June 2003, LNL announced that it was combining its retirement and life insurance businesses into a single operating unit focused on providing wealth accumulation and protection, income distribution and wealth transfer products. The realigned organization is expected to significantly reduce operating expenses while positioning LNL for future growth and to take advantage of the recent market recovery. In August 2003, LNL announced additional realignment activities, which impact all of LNL's domestic operations. The following table provides information about the 2003 restructuring plans.

                                                                             Life         Fixed
                                                                          Insurance      Annuity    Realignment
                                                                         Realignment  Consolidation    June/
                                                                         January 2003 February 2003 August 2003  Total
                                                                         ------------ ------------- ------------ ------
                                                                                         (in millions)
                                                                         ----------------------------------------------
Total expected charges as December 31, 2003............................. $       21.0 $        5.0  $       81.0 $107.0
                                                                         ============ ============  ============ ======
Amounts incurred through December 31, 2003
Employee severance and termination benefits............................. $        7.0 $        1.8  $       20.3 $ 29.1
Write-off of impaired assets............................................          1.9           --           1.9    3.8
Other costs:
Rent on abandoned office space..........................................          6.0          2.2            --    8.2
Other...................................................................          2.8          0.2           1.4    4.4
                                                                         ------------ ------------  ------------ ------
Total 2003 Restructuring Charges (pre-tax)..............................         17.7          4.2          23.6   45.5
Amounts expended........................................................         16.3          3.6          12.1   32.0
                                                                         ------------ ------------  ------------ ------
Restructuring reserve at December 31, 2003.............................. $        1.4 $        0.6  $       11.5 $ 13.5
                                                                         ============ ============  ============ ======
Additional amounts expended that do not qualify as restructuring charges $        2.0 $        0.5  $        4.7 $  7.2
Expense savings realized in 2003 (pre-tax)..............................         20.0          3.0           4.4   27.4
Total expected annual expense savings (pre-tax)......................... $       20.0 $        6.4  $       86.6 $113.0
                                                                         ============ ============  ============ ======
Expected completion date                                                  2nd Quarter  2nd Quarter   1st Quarter
                                                                                 2006         2006          2006

Pre-tax restructuring charges for the June/August realignment activities for the year ended December 31, 2003 were reported in the following segments:
Retirement ($16.0 million), Life Insurance ($1.7 million) and Other Operations ($5.9 million).

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
13. Transactions with Affiliates


Cash and short-term investments at December 31, 2003 and 2002 include LNL's participation in a cash management agreement with LNC of $301.3 million and $257.2 million, respectively. Related investment income amounted to $3.3 million, $5.1 million and $15.1 million in 2003, 2002 and 2001, respectively. Short-term debt of $41.9 million and $103.7 million at December 31, 2003 and 2002, respectively, represents notes payable to LNC. Total interest expense for this short-term debt was $1.3 million, $1.3 million and $2.6 million in 2003, 2002 and 2001, respectively. As shown in Note 5, LNC supplied funding to LNL totaling $1.250 billion in exchange for surplus notes. The interest expense on these surplus notes was $78.0 million per year in 2003, 2002 and 2001.

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH") related to the wholesaling of DMH's investment products. As a result, LNL received fees of $17.7 million, $16.3 million, and $12.7 million from DMH for transfer pricing in 2003, 2002, and 2001.

LNL paid fees paid of $76.2 million, $95.3 million and $98.3 million to DMH for investment management services in 2003, 2002 and 2001, respectively.

LNL provides services to and receives services from affiliated companies plus it receives an allocation of corporate overhead from LNC. This allocation is based on a calculation that utilizes income and equity of the business units. These activities with affiliated companies resulted in net payments of $77.0 million, $79.7 million and $65.2 million in 2003, 2002 and 2001, respectively.

LNL cedes and accepts reinsurance from affiliated companies. Prior to the third quarter of 2003, no new reinsurance transactions had been executed between LNL and its affiliates since the sale of the reinsurance operations to Swiss Re. Those reinsurance deals between LNL and affiliates that were in place at the time of the sale continue to be in place as of December 31, 2003. Effective July 1, 2003, LNL entered into an Automatic Indemnity Reinsurance Agreement with Lincoln National Reinsurance Company (Barbados) Limited ("LNR Barbados"). Under this agreement, LNL has ceded certain Guaranteed Benefit risks (including certain GMDB and GMWB benefits) to LNR Barbados. During the fourth quarter of 2003, LNL entered into an additional arrangement with LNR Barbados relating to certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines. As of December 31, 2003 and 2002, all of these transactions are between LNL and LNR Barbados and LNL and Lincoln Assurance Limited. As of December 31, 2001, there were also reinsurance transactions in place between LNL and Lincoln Ireland. LNC's investment in Lincoln Ireland was put to Swiss
Re in May 2002. Premiums in the accompanying statements of income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                                       Year Ended December 31
                                        2003     2002   2001
                                       ------   ------ ------
                                          (in millions)
                                       --------------------
                     Insurance assumed $   --   $   -- $  0.6
                     Insurance ceded..  158.0    100.4  145.9

The balance sheets include reinsurance balances with affiliated companies as follows:

                                                        December 31
                                                        2003   2002
                                                       ------ ------
                                                       (in millions)
                                                       -------------
            Future policy benefits and claims
             assumed.................................. $  4.6 $  4.1
            Future policy benefits and claims ceded...  862.5  865.8
            Amounts recoverable from reinsurers on
             paid and unpaid losses...................   95.2   99.4
            Reinsurance payable on paid losses........    7.0    5.7
            Funds held under reinsurance treaties--net
             liability................................  727.9  735.5

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, LNL holds assets from the reinsurer, including funds held under reinsurance treaties, and is the beneficiary on letters of credit aggregating $490.0 million and $140.2 million at December 31, 2003 and 2002, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement. At December 31, 2003 and 2002, LNC had guaranteed $490.0 million and $140.2 million, respectively, of these letters of credit. At December 31, 2001, LNL had a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $101.6 million for statutory surplus relief received under financial reinsurance ceded agreements. As of December 31, 2003 and 2002, LNL did not have any statutory surplus relief transactions with affiliates.

Report of Ernst & Young LLP
Independent Auditors

Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2003 and 2002, and the related consolidated statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2003 and 2002, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 2 to the consolidated financial statements, in 2003 the Company changed its method of accounting for stock compensation costs, certain reinsurance arrangements and costs associated with exit or disposal activities. Also, as discussed in Note 2 to the consolidated financial statements, in 2002 the Company changed its method of accounting for goodwill and its related amortization, and in 2001 the Corporation changed its method of accounting for derivative instruments and hedging activities as well as its method of accounting for impairment of certain investments.

/s/ Ernst & Young LLP
Philadelphia, Pennsylvania
February 6, 2004

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a)  List of Financial Statements

          1.   Part A.

               The Table of Condensed Financial Information is included in Part A of this Registration Statement.

          2.   Part B.

               The following financial statements for the Variable Account are included in Part B of this Registration Statement:


               Statement of Assets and Liabilities - December 31, 2003 Statement of Operations - Year ended December 31, 2003 Statements of Changes in Net Assets - Years ended
                  December 31, 2003 and 2002
               Notes to Financial Statements - December 31, 2003 Report of Ernst & Young LLP, Independent Auditors


          3.   Part B.

               The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration Statement:


               Consolidated Balance Sheets - Years ended
                  December 31, 2003 and 2002
               Consolidated Statements of Income - Years ended
                  December 31, 2003, 2002, and 2001
               Consolidated Statements of Shareholder's Equity -
                  Years ended December 31, 2003, 2002, and 2001
               Consolidated Statements of Cash Flows - Years ended
                  December 31, 2003, 2002, and 2001
               Notes to Consolidated Financial Statements - December 31, 2003 Report of Ernst & Young LLP, Independent Auditors


     (b)  Exhibits

               1(a). Resolution adopted by the Board of Directors of The Lincoln
                     National Life Insurance Company on April 29, 1996 establishing the Lincoln National Variable Annuity Account L incorporated herein by reference to Pre-Effective Amendment No.1 (File No. 333-5827) filed on September 26, 1996.

                (b). Amendment dated December 2, 1996 adopted by the Board of
                     Directors to resolution establishing Account L incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-4999) filed on April 30, 1998.

               2.    Not applicable.

               3(a). Principal Underwriting Contract incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-
                     5827) filed on September 26, 1996.

                (b). Broker-dealer sales agreement incorporated herein by
                     reference to Pre-Effective Amendment No. 1 (File No. 333-
                     5827) filed on September 26, 1996.

               4(a). Group Variable Annuity I Contract for The Lincoln National
                     Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-5827) filed on April, 26, 2000.

                (b). Group Variable Annuity II Contract for The Lincoln National
                     Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-5827) filed on April, 26, 2000.

                (c). Group Variable Annuity III Contract for The Lincoln
                     National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-
                     5827) filed on April, 26, 2000.

                (d) Endorsement to Group Annuity Contracts incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-5827) filed Amendment No. 21, on April, 26, 2000.

                (e) Group Annuity Amendment to the contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-5827) filed on April, 26, 2000.

                (f) Endorsement to Certificate incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-
                     5827) filed on April, 26, 2000.

                (g) Section 403(b) Annuity Amendment incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-5827) filed on April 9, 2002.

                (h) Group Annuity Amendment incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-5827) filed on April 9, 2002.


                (i)  Qualified Individual Retirement Annuity Rider


               5(a) Application for Group Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-5827) filed on April, 26, 2000.

                (b) Participant Enrollment Form incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-
                     5827) filed on April, 26, 2000.

               6(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to the Registration Statement on Form S-6 (File No. 333-40745) filed on November 21, 1997.

                (b) Bylaws of The Lincoln National Life Insurance Company in-corporated herein by reference to Post-effective Amendment No.1 (File No. 333-40937) filed on November 9, 1998.

               7     Not applicable.

               8(a)(1)Services Agreement between Delaware Management Holdings,
                     Inc., Delaware Service Company, Inc., and Lincoln National Life Insurance Company incorporated herein by reference to Filing Form N-1A (File No. 2-80741) Amendment No. 21 filed on April 10, 2000.

                (a)(2)Amendment to Services Agreement between Delaware Manage-
                     ment Holdings, Inc., Delaware Service Company, Inc., and Lincoln National Life Insurance Company incorporated herein by Reference to Post-Effective Amendment No. 5 (File No. 333-43373) filed on April 4, 2002.

                (b)  Fund Participation Agreement/Amendments for American
                     Century.

                (c)  Fund Participation Agreement/Amendments for Baron.

                (d)(1)Participation Agreement between The Lincoln National Life
                     Insurance Company and Dreyfus Life & Annuity Index Fund, Inc. and Dreyfus Variable Investment Fund./1/

                (d)(2)Amendment to Participation Agreement between Lincoln
                     National Life Insurance Company and Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc./2/


                (d)(3)Amendment to Participation Agreement between Lincoln
                     National Life Insurance Company and Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc./2/


                (d)(4)Amendment to Participation Agreement between Lincoln
                     National Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc.


                (e)  Fund Participation Agreement/Amendments for Fidelity.

              (f)    Fund Participation Agreement/Amendments for Janus.

              (g)    Fund Participation Agreement/Amendments for Lincoln VIP
                     Trust.

              (h)    Fund Participation Agreement/Amendments for Neuberger
                     Berman.

              (i)(1) Participation Agreement/between The Lincoln National Life
                     Insurance Company and T. Rowe Price International Services, Inc. and T. Rowe Price Investment Services, Inc./1/

              (i)(2) Amendment to Participation Agreement between the Lincoln
                     National Life Insurance Company and T. Rowe Price International Series, Inc, and T. Rowe Price Investment Services, Inc./2/

              (j)    Fund Participation Agreement/Amendments for Alliance.

              (k)    Fund Participation Agreement/Amendments for American Funds.

              (l)    Fund Participation Agreement/Amendments for Delaware Group.


              (m)    Fund Participation Agreement/Amendments for
                     Deutsche/Scudder.


             9 Consent and opinion of Jeremy Sachs, Senior Counsel, The Lincoln National Life Insurance Company, as to the legality of the securities being registered. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-
                     5827) filed on September 26, 1996.

            10(a)    Consent of Ernst & Young LLP, Independent Auditors

            11       Not applicable.

            12       Not applicable.

            13       Not applicable.




            14       Not applicable.

            15 Organizational Chart of The Lincoln National Life Insurance Holding Company System.

            16       Powers of Attorney

        /1/ incorporated herein by reference to Pre-effective Amendment No. 1 on Form N-4 filed by the Lincoln National Variable Annuity Account L of The Lincoln National Life Insurance Company with The Securities and Exchange Commission on September 26, 1996 (File No. 333-05827).

        /2/ incorporated herein by reference to Post-effective Amendment No. 11 on Form N-4 filed by the Lincoln National Variable Annuity Account L of The Lincoln National Life Insurance Company with The Securities and Exchange Commission on
                    April 3, 2003 (File No. 333-5827).

Item 25. Directors and Officers of the Depositor

The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account L as well as the Contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.


Name                         Positions and Offices
-----                        ----------------------------------------

Jon A. Boscia**              President and Director
John H. Gotta***             Executive Vice President and Chief Executive Officer of
                             Life Insurance and Retirement Services and Director
Todd R. Stephenson*          Senior Vice President, Chief Financial Officer and Director
Gary Parker***               Senior Vice President and Chief Product Officer
Dennis L. Schoff**           Senior Vice President and General Counsel
Christine S. Frederick***    Vice President and Chief Compliance Officer
Eldon J. Summers*            Treasurer and Second Vice President
C. Suzanne Womack***         Secretary and Second Vice President
See Yeng Quek****            Director and Chief Investment Officer




*     Principal business address is 1300 S. Clinton Street, Fort Wayne, IN 46802
** Principal business address is Center Square West Tower, 1500 Market Street, Suite 3900, Philadelphia, PA 19102-2112
***   Principal business address is 350 Church Street, Hartford, CT 06103
**** Principal business address is One Commerce Square, 2005 Market Street, 39/th/ Floor, Philadelphia, PA 19103-3682

Item 26. Persons Controlled by or Under Common Control with The Lincoln National Life Insurance Company ("Lincoln Life") or Lincoln National Variable Annuity Account L

Lincoln National Variable Annuity Account L is a separate account of Lincoln Life and may be deemed to be controlled by Lincoln Life although Lincoln Life will follow voting instructions of Contractholders with respect to voting on certain important matters requiring a vote of Contractholders.

See Exhibit 15: The Organizational Chart of Lincoln National Life Insurance Holding Company System.

Item 27. Number of Contractholders

  As of February 28, 2004, Registrant had 162 Contractholders.

Item 28. Indemnification

Under the Participation Agreements entered into between Lincoln Life and the Dreyfus Life & Annuity Index Fund, Inc., Dreyfus Variable Investment Fund and Dreyfus Corporation, Variable Insurance Products Funds I and II and Fidelity Distributors Corporation, Twentieth Century Management Company, and T. Rowe Price (the "Funds"), Lincoln Life and its directors, officers, employees, agents and control persons have been indemnified by the Funds against any losses, claims or liabilities that arise out of any untrue statement or alleged untrue statement or omission of a material fact in the Funds' registration statements, prospectuses or sales literature. In addition, the Funds will indemnify Lincoln Life against any liability, loss, damages, costs or expenses which Lincoln Life may incur as a result of the Funds' incorrect calculations, incorrect reporting and/or untimely reporting of the Funds' net asset values, dividend rates or capital gain distribution rates.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a) Lincoln Financial Advisors Corporation is the Principal Underwriter for Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Account N for Variable Annuities; LLANY Separate Account R for Flexible Premium Variable Life Insurance; LLANY Separate Account S for Flexible Premium Variable Life Insurance and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

(b) OFFICERS AND DIRECTORS

NAME & TITLE               BUSINESS ADDRESS

Robert W. Dineen*          Chief Executive Officer, President and Director
Matthew E. Lynch**         Senior Vice President, Chief Financial and
                           Administrative Officer and Director
Susan J. Scanlon**         Vice President and Chief Compliance Officer
Frederick Crawford***      Vice President and Treasurer
Joyce L. Byrer****         Secretary
Lucy D. Gase****           Vice President, Assistant Secretary and Director

* Principal business address 2005 Market Street, 34/th/ Floor, Philadelphia, PA 19103
**    Principal business address is 350 Church Street, Hartford, CT 06103
*** Principal business address is 1500 Market Street, Suite 3900, Philadelphia, PA 19102
****  Principal business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

(c)  N/A

Item 30.  Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by the depositor, The Lincoln National Life Insurance Company ("Lincoln Life"), 1300 S. Clinton Street, Fort Wayne, Indiana 46802 or the principal underwriter, Lincoln Financial Advisors, ("LFA"), 200 E. Berry Street, Fort Wayne, Indiana 46802. The accounting records are maintained by Delaware Management Company, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103.

Item 31.  Management Services

None

Item 32.  Undertakings and Representations

The Registrant hereby undertakes:

(a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

(b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) To deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) The Registrant intends to rely on the no-action response dated November 28, 1988, from Ms. Angela C. Goelzer of the Commission staff to the American Council of Life Insurance concerning the redeemability of Section 403(b) annuity contracts and the Registrant has complied with the provisions of paragraphs (1)-(4) thereof.

(e) The Registrant intends to offer Contracts to Participants in the Texas Optional Retirement Program. In connection with that offering, Rule 6c-7 of the Investment Company Act of 1940 is being relied upon and paragraphs (a)-
     (d) of that Section will be complied with.

(f) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

                                   SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 12 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and the State of Indiana on this 6th day of April, 2004.

                                     LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L
                                     (Registrant)
                                     Group Variable Annuity

                                     By: /s/ Rise' C. M. Taylor
                                        ----------------------------------------
                                        Rise' C. M. Taylor
                                        Vice President, The Lincoln National
                                        Life Insurance Company
                                        (Title)

                                     THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                     (Depositor)

                                     By: /s/ Janet Chrzan
                                        ----------------------------------------
                                        Janet Chrzan
                                        (Signature-Officer of Depositor)
                                        Vice President, The Lincoln National
                                        Life Insurance Company
                                        (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 6, 2004.

Signature                                  Title
---------                                  -----

*                                          President and Director
 _______________________________           (Principal Executive Officer)
Jon A. Boscia

*                                          Executive Vice President, Chief
 _______________________________           Executive Officer and Director
John H. Gotta

*                                          Senior Vice President, Chief
 _______________________________           Financial Officer and Director
Todd R. Stephenson                         (Principal Accounting Officer and
                                           Principal Financial Officer)

*                                          Director
 _______________________________
Barbara S. Kowalczyk

*                                          Director
 _______________________________
Richard C. Vaughan

*                                          Director
 _______________________________
Jude T. Driscoll

*                                          Chief Investment Officer and Director
 _______________________________
See Yeng Quek


*By /s/ Rise' C. M. Taylor, Pursuant to a Power of Attorney
   -----------------------
Rise' C. M. Taylor